EXECUTION COPY


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                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                    Company,



                           GMAC MORTGAGE CORPORATION,
                                    Servicer

                                       and

                        WELLS FARGO BANK MINNESOTA, N.A.,
                                     Trustee



                         POOLING AND SERVICING AGREEMENT

                         Dated as of September 27, 2000

                        GMACM Mortgage Loan Trust 2000-J3
                    Residential Asset Mortgage Products, Inc.
            GMACM Mortgage Pass-Through Certificates, Series 2000-J3




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                                TABLE OF CONTENTS

                                                                                            Page


                                -i-

Article I         DEFINITIONS...............................................................5

        Section 1.01. Definitions...........................................................5

        Section 1.02. Use of Words and Phrases.............................................37

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........38

        Section 2.01. Conveyance of Mortgage Loans.........................................38

        Section 2.02. Acceptance by Trustee................................................43

        Section 2.03. Representations, Warranties and Covenants of the Servicer and
                      the Company..........................................................45

        Section 2.04. Representations and Warranties of the Seller.........................46

        Section 2.05. Execution and Authentication of Certificates.........................47

        Section 2.06. Negative Covenants of the Trust Fund.................................48

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................48

        Section 3.01. Servicer to Act as Servicer..........................................48

        Section 3.02. Subservicing Agreements Between Servicer and Subservicers;
                      Enforcement of Subservicers' and Sellers' Obligations................50

        Section 3.03. Successor Subservicers...............................................50

        Section 3.04. Liability of the Servicer............................................50

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders...................................................50

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee......51

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
                      Custodial Account....................................................51

        Section 3.08. Subservicing Accounts; Servicing Accounts............................53

        Section 3.09. Access to Certain Documentation and  Information Regarding the
                      Mortgage Loans.......................................................54

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................55

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
                      Thereunder...........................................................56

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
                      Coverage.............................................................57


        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.........................59

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................60

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............65

        Section 3.17. Periodic Filings with the Securities and Exchange Commission;
                      Additional Information...............................................65

        Section 3.18. Annual Statement as to Compliance....................................66

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Servicer.....................67

        Section 3.21. Administration of Buydown Funds......................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................67

        Section 4.01. Payment Account......................................................67

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders.....................................80

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
                      Advances by the Servicer.............................................81

        Section 4.05. Allocation of Realized Losses........................................83

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........84

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................84

        Section 4.08. Insured Reserve Fund.................................................84

        Section 4.09. Rounding Account.....................................................85

        Section 4.10. Principal Distributions on the Class A-4 Certificates and
                      Class A-22 Certificates..............................................86

Article V         THE CERTIFICATES.........................................................86

        Section 5.01. The Certificates.....................................................86

        Section 5.02. Registration of Transfer and Exchange of Certificates................88

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................93

        Section 5.04. Persons Deemed Owners................................................94

        Section 5.05. Appointment of Paying Agent..........................................94




        Section 5.06. Optional Purchase of Certificates....................................94



Article VI        THE COMPANY AND THE SERVICER.............................................96

        Section 6.01. Respective Liabilities of the Company and the Servicer...............96

        Section 6.02. Merger or Consolidation of the Company or the Servicer;
                      Assignment of Rights and Delegation of Duties by Servicer............96

        Section 6.03. Limitation on Liability of the Company,  the Servicer and Others.....97

        Section 6.04. Company and Servicer Not to Resign...................................98

Article VII       DEFAULT..................................................................98

        Section 7.01. Events of Default....................................................98

        Section 7.02. Trustee or Company to Act; Appointment of Successor.................100

        Section 7.03. Notification to Certificateholders..................................102

        Section 7.04. Waiver of Events of Default.........................................102

Article VIII      CONCERNING THE TRUSTEE..................................................102

        Section 8.01. Duties of Trustee...................................................102

        Section 8.02. Certain Matters Affecting the Trustee...............................104

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans...............105

        Section 8.04. Trustee May Own Certificates........................................106

        Section 8.05. Servicer to Pay Trustee's Fees and Expenses; Indemnification........106

        Section 8.06. Eligibility Requirements for Trustee................................106

        Section 8.07. Resignation and Removal of the Trustee..............................107

        Section 8.08. Successor Trustee...................................................108

        Section 8.09. Merger or Consolidation of Trustee..................................108

        Section 8.10. Appointment of Co-Trustee or Separate Trustee.......................108

        Section 8.11. Appointment of Custodians...........................................109

        Section 8.12. Appointment of Office or Agency.....................................110

Article IX        TERMINATION.............................................................110

        Section 9.01. Termination Upon Purchase by the Servicer  or the Company or
                      Liquidation of All Mortgage Loans...................................110

        Section 9.02. Additional Termination Requirements.................................112




Article X         REMIC PROVISIONS........................................................113

        Section 10.01.REMIC Administration................................................113

        Section 10.02.Servicer, REMIC Administrator and Trustee Indemnification...........116

        Section 10.03.Designation of REMIC................................................117

        Section 10.04.Compliance with Withholding Requirements............................117

CERTAIN MATTERS REGARDING FINANCIAL SECURITY..............................................118

        Section 11.02.Claims Upon the FSA Policy; FSA Policy Payments Account.............118

        Section 11.03.Effect of Payments by Financial Security; Subrogations..............119

        Section 11.04.Notices and Information to Financial Security; Financial
                      Security as Third Party Beneficiary.................................120

        Section 11.05.Trustee to Hold FSA Policy..........................................120

        Section 11.06.No Petition.........................................................120

Article XII       MISCELLANEOUS PROVISIONS................................................120

        Section 12.01.Amendment...........................................................120

        Section 12.02.Recordation of Agreement; Counterparts..............................122

        Section 12.03.Limitation on Rights of Certificateholders..........................123

        Section 12.04.Governing Law.......................................................123

        Section 12.05.Notices.............................................................123
        Section 12.06.Required Notices to Rating Agency and Subservicer...................125

        Section 12.07.Severability of Provisions..........................................125

        Section 12.08.Supplemental Provisions for Resecuritization........................126

        Section 12.09.Allocation of Voting Rights.........................................126






                                    EXHIBITS

Exhibit A-1:          Form of Class A Certificate

Exhibit A-2:          Form of Class IO Certificate

Exhibit A-3:          Form of Class PO Certificate

Exhibit B:            Form of Class M Certificate

Exhibit C:            Form of Class B Certificate

Exhibit D:            Form of Class R Certificate

Exhibit E:            Mortgage Loan Schedule

Exhibit F:            Form of Request for Release

Exhibit G-1:          Form of Transfer Affidavit and Agreement

Exhibit G-2:          Form of Transferor Certificate

Exhibit H-1:          Form of Investor Representation Letter

Exhibit H-2:          Form of ERISA Representation Letter

Exhibit H-3:          Form of ERISA Legend

Exhibit I:            Form of Transferor Representation Letter

Exhibit J:            Form of Rule 144A Investment Representation Letter

Exhibit K:            Form of Lender Certification for Assignment of Mortgage Loan

Exhibit L:            Schedule of Discount Fractions

Exhibit M:            Information to be Included in Monthly Distribution Date Statement

Exhibit N:            Form of Initial Certification

Exhibit O:            Form of Final Certification

Exhibit P:            FSA Policy


        This is the Pooling and Servicing Agreement, dated as of September 27, 2000 (the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the company (together with its permitted successors and assigns, the "Company"), GMAC MORTGAGE CORPORATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and WELLS FARGO BANK MINNESOTA, N.A., a national banking association, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               Aggregate
                                Initial
                              Certificate                                      Fitch/
               Pass-Through    Principal                       Maturity      Standard &        Minimum
 Designation      Rate          Balance       Features(1)        Date          Poor's     Denominations(2)


Class A-1         7.75%      $145,159,935    Senior/Fixed     October 25,      AAA/AAA       $25,000.00
                                                 Rate            2030
Class A-2         7.75%        $8,721,937    Senior/Accrual/FiOctober 25,      AAA/AAA       $25,000.00
                                                 Rate            2030
Class A-3         7.75%       $21,940,169       Senior/       October 25,      AAA/AAA       $25,000.00
                                             -------------       2030
                                              Prepayment
                                             Lockout/Fixed
                                                 Rate
Class A-4         7.75%         $1,910,401   Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-5         7.75%          $334,320    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-6         7.75%          $334,320    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-7         7.75%          $334,320    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-8         7.75%          $334,320    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-9         7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-10        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-11        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-12        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-13        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-14        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-15        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-16        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-17        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-18        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-19        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-20        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-21        7.75%        $4,776,004    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-22        7.75%          $955,200    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-23        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-24        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-25        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-26        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate




Class A-27        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-28        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-29        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-30        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-31        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-32        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-33        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-34        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-35        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-36        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-37        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-38        7.75%          $286,560    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-39        7.75%          $286,563    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-40        7.50%        $3,247,523    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-41        8.25%        $1,624,000    Senior/Retail/   October 25,      AAA/AAA        $1,000.00
                                             Insured/Fixed       2030
                                                 Rate
Class A-42        7.75%        $8,851,846    Senior/Fixed     October 25,      AAA/AAA       $25,000.00
                                                 Rate            2030
Class A-43        7.75%        $5,580,000       Senior/       October 25,      AAA/AAA       $25,000.00
                                               Accretion         2030
                                             Directed/Fixed
                                                 Rate
Class A-44        7.75%       $ 6,988,051       Senior/       October 25,      AAA/AAA       $25,000.00
                                               Accretion         2030
                                             Directed/Fixed
                                                 Rate
Class PO          0.00%          $675,540    Senior/Principal October 25,      AAA/AAA       $25,000.00
                                                 Only            2030
Class IO        Variable         $0.00(4)    Senior/Interest  October 25,      AAA/AAA           (5)
                 Rate(3)                     Only/Variable       2030
                                               Rate Only
Class R           7.75%           $100.00       Senior/       October 25,      AAA/AAA           (6)
                                             Residual/Fixed      2030
                                                 Rate
Class M-1         7.75%        $4,126,400      Mezzanine      October 25,       AA/NA        $25,000.00
                                                                 2030
Class M-2         7.75%        $1,948,600      Mezzanine      October 25,       A/NA         $250,000.00
                                                                 2030
Class M-3         7.75%        $1,146,300      Mezzanine      October 25,      BBB/NA        $250,000.00
                                                                 2030
Class B-1         7.75%          $802,300     Subordinate     October 25,       BB/NA        $250,000.00
                                                                 2030
Class B-2         7.75%          $573,200     Subordinate     October 25,       B/NA         $250,000.00
                                                                 2030
Class B-3         7.75%        $1,948,628     Subordinate     October 25,       NA/NA        $250,000.00
                                                                 2030

(1) The Certificates, other than the Class PO, Class IO, Class B and Class R Certificates shall be Book-Entry Certificates. The Class PO, Class IO, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates, other than the Class IO and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount) and integral multiples of $1 (or $1,000 in the case of the Class PO, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class PO and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

(3) With respect to the Class IO Certificates and any Distribution Date, a rate equal to the weighted average of the Pool Strip Rate of each Non-Discount Mortgage Loan weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The initial Pass-Through Rate for the Class IO Certificates shall be equal to 0.433%.

(4) The initial Notional Amount for the Class IO Certificates shall be equal to $201,434,472.

(5) The Class IO Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

(6) The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R will be issuable to GMAC Mortgage Corporation as "tax matters person" pursuant to
Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $229,248,160.91.

        In consideration of the mutual agreements herein contained, the Company, the Servicer and the Trustee agree as follows:



                                   Article I

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accretion Directed Certificate: Any one of the Certificates designated as a Class A-43 Certificate or Class A-44 Certificate.

        Accretion Termination Date: The earlier to occur of (i) the Distribution Date immediately following the Distribution Date on which the aggregate
Certificate Principal Balance of the Accretion Directed Certificates has been reduced to zero; and (ii) the Credit Support Depletion Date.

     Accrual Certificate: Any one of the Certificates designated as a Class A-2 Certificate.

        Accrual Distribution Amount: With respect to each Distribution Date on or prior to the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class A-2 Certificates for such date, which will be added to the Certificate Principal Balance thereof to the extent payable to the Accretion Directed Certificates pursuant to Section 4.02(b)(ii); provided that, with respect to each Distribution Date on or after the Accretion
Termination Date, the entire Accrued Certificate Interest on the Class A-2 Certificates for such date will be payable to the Class A-2 Certificateholders pursuant to Section 4.02(a)(i) hereof to the extent that payments are not required to fully reduce the Accretion Directed Certificates to zero on the Accretion Termination Date; and provided further, that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for that date will be payable to the Class A-2 Certificateholders pursuant to Section 4.02(a)(i) hereof.

        Accrued  Certificate  Interest:  With respect to each Distribution Date,
(a) as to any Class of Certificates (other than any Class PO or Interest Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date and (b) in the case of the Interest Only Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Advance: As to any Mortgage Loan, any advance made by the Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full received or made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be, provided that if permitted by the applicable underwriting standards of the Seller, the Appraised Value shall be the value of the Mortgaged Property as stated by the Mortgagor.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Payment Account Deposit Date, (iii) any amount deposited in the Payment Account on the related Payment Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Payment Account pursuant to Section 4.07, and (v) any amount that the Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution and
(y) amounts permitted to be withdrawn by the Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of
Section 3.10(a).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section
               4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee and to Financial Security.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Pennsylvania, the State of Minnesota or the State of Maryland (and such other state or states in which the Custodial Account or the Payment Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Payment Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A, Class M, Class B or Class R Certificate.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and , in respect of the Insured Certificates, Financial Security to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) in the case of the Accrual Certificates, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, however, that solely for the purpose of determining Financial Security's rights as subrogee, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from FSA Insurance Payments, unless such amounts have been reimbursed to Financial Security pursuant to Section 4.02(a)(xvi); and provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding, not taking into consideration any reduction in the Certificate Principal Balances of the Class A-4 Certificates or Class A-22 Certificates due to a withdrawal of funds from the related Rounding Account.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates bearing the same designation.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21 Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39, Class A-40, Class A-41, Class A-42, Class A-43 and Class A-44 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class IO Certificate: Any one of the Certificates designated as a Class IO Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Class PO Certificate: Any one of the Certificates designated as a Class PO Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3.

        Class PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class PO Principal Distribution Amount:  As defined in Section 4.02.

     Class R Certificate: Any one of the Certificates designated as a Class R Certificate.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date: September 27, 2000.

        Code:  The Internal Revenue Code of 1986.

        Compensating Interest: With respect to any Distribution Date, an amount (but not in excess of the Servicing Fee for such Distribution Date) equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and resulting from Curtailments during the prior calendar month.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-1026, Attention: Corporate Trust, GMACM Mortgage Pass-Through Certificates, Series 2000-J3.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Cumulative Insurance Payments: As of any time of determination, the aggregate of all FSA Insurance Payments previously made by Financial Security under the FSA Policy minus the aggregate of all payments previously made to Financial Security pursuant to Section 4.02(a)(xvi) hereof or otherwise as reimbursement for FSA Insurance Payments.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07, into which the amounts set forth in Section
3.07 shall be deposited directly.

        Custodial Agreement: An agreement that may be entered into among the Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: September 1, 2000.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately following such 15th day) of the month of the related Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as on Exhibit L attached hereto.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  7.75% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Account: An account that is any of the following: (i) maintained with a federal or state chartered depository institution the accounts of which are insured by the FDIC (to the limits established by the FDIC) and the short-term debt ratings and the long-term deposit ratings of which are rated in one of the two highest rating categories by the Rating Agencies, or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity, or (iii) in the case of the Payment Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (iv) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Payment Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class PO Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E) hereof.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, or Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Financial Security: Financial Security Assurance Inc.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud

Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee and to Financial Security.

        Freddie Mac: Federal Home Loan Mortgage Corporation, or Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        FSA Default: The existence and continuance of a failure by Financial Security to make a payment required under the FSA Policy in accordance with its terms.

        FSA Insurance Payment: Any payment made by Financial Security with respect to the Insured Certificates under the FSA Policy.

     FSA Policy: The Certificate  Guaranty Insurance Policy (No. 50984-N) issued
by   Financial   Security  for  the  benefit  of  the  Holders  of  the  Insured
Certificates, including any endorsements thereto, attached as Exhibit P.

     FSA Policy Payments Account: The account established pursuant to Section 11.02(b) hereof.

        GMAC Mortgage Corporation: GMAC Mortgage Corporation, a Pennsylvania corporation, in its capacity as seller of the Mortgage Loans to the Company, and any successor thereto.

        Guaranteed Distribution: With respect to the Insured Certificates as of any Distribution Date (after application of amounts in the Insured Reserve Fund and any Compensating Interest allocated to the Insured Certificates), the distribution to be made to the Holders of the Insured Certificates in an aggregate amount equal to the sum of (1) interest for the related Interest Accrual Period on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of any Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to the Insured Certificates but only to the extent covered by the Servicer pursuant to Section 3.16(e) or the Insured Reserve Fund), (2) the principal portion of any Realized Losses allocated to the Insured Certificates on such Distribution Date, and (3) the Certificate Principal Balance of the Insured Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

     Individual Insured Certificate: An Insured Certificate that evidences $1,000 Initial Certificate Principal Balance.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Preliminary Statement hereto.

        Initial   Subordinate  Class  Percentage:   Initial   Subordinate  Class
Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

               Class M-1: 1.80%     Class B-1: 0.35%
               Class M-2: 0.85%     Class B-2: 0.25%
               Class M-3: 0.50%     Class B-3: 0.25%

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding the FSA Policy), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

        Insured Certificateholder:  A Holder of an Insured Certificate.

        Insured Certificates: Any one of the A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21 Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39, Class A-40 or Class A-41 Certificates.

     Insured Reserve Fund: The account  established  and maintained  pursuant to
Section 4.08 herein.

     Insured Reserve Withdrawal: As defined in Section 4.08.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Certificates designated as a Class IO Certificate. The Interest Only Certificates will have no Certificate Principal Balance.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lockout Prepayment Percentage: With respect to any Distribution Date occurring prior to the Distribution Date in October 2005, 0%. With respect to any Distribution Date thereafter, the percentage indicated below:

Distribution Date                            Lockout Distribution Percentage

October 2005 through September 2006                                   30%
October 2006 through September 2007                                   40%
October 2007 through September 2008                                   60%
October 2008 through September 2009                                   80%
October 2009 and thereafter                                          100%

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

     Maturity  Date:  With  respect to each Class of  Certificates,  October 25,
2030.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit E (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)  loan number and name of the Mortgagor;

        (b) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code;

        (c)  the Loan-to-Value Ratio;

        (d)  the original principal balance and date of the Mortgage Note;

        (e)  the first Due Date;

        (f)  the type of Mortgaged Property;

        (g)  the scheduled monthly payment in effect as of the Cut-off Date;

        (h)  the principal balance as of the Cut-off Date;

        (i)  the Mortgage Rate as of the Cut-off Date;

        (j)  the occupancy status;

        (k)  the purpose of the Mortgage Loan;

        (l)  the paid-through date of the Mortgage Loan;

        (m)  the documentation type; and

        (n) the code "Y" under the column "BUYDOWN", indicating that the Mortgage Loan is a Buydown Mortgage Loan.

        Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

     Net Mortgage Rate: As to each Mortgage Loan, the related Mortgage Rate minus the Servicing Fee Rate.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from related Late Collections, Insurance Proceeds, Liquidation
Proceeds,  REO  Proceeds or amounts  reimbursable  to the  Servicer  pursuant to
Section 4.02(a)  hereof.  The  determination  by the Servicer that it has made a
Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and Financial Security promptly following such determination.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: As of the date of determination, the Notional Amount of the Class IO Certificates is equal to the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans immediately prior to that date.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurer or Assistant Secretaries of the Company or the Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Servicer, who may be counsel for the Company or the Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class IO Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Non-Discount Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class IO Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.433% per annum. The Class PO Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Payment Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Wells Fargo Bank Minnesota, N.A., as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., GMACM Mortgage Pass-Through Certificates, Series 2000-J3" and which must be an Eligible Account.

     Payment Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all the Certificates of the same Class. With respect to an Interest Only Certificate or a Class R

Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, and either A-1 by Standard & Poor's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00% per annum).

        Prepayment Assumption: A prepayment assumption of 250% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in October 2005 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class PO Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      in the case of the Class of Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      in  the  case  of  each   other   Class   of   Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the preceding calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Lockout Certificates: Any one of the Certificates designated as a Class A-3 Certificate.

        Prepayment Period: As to any Distribution Date and Prepayment in Full, the period commencing of the 16th day of the month prior to that Distribution Date and ending on the 15th day of the month in which the Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

        Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of the Closing Date, between GMAC Mortgage Corporation, as seller, and the Company, as purchaser, and all amendments thereof and supplements thereto.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

     Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

          (v)  comply with each representation and warranty set forth in Section
               7.02 of the Purchase Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan,

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class IO Certificates; and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Random Lot: With respect to any Distribution Date and each of the Class A-4 Certificates and Class A-22 Certificates, the method by which the Depository will determine which Class A-4 Certificates or Class A-22 Certificates, as applicable, will be paid, using its established random lot procedures or, if the Class A-4 Certificates or Class A-22 Certificates, as applicable, are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

        Rating Agency: Standard & Poor's and Fitch with respect to the Senior Certificates and Fitch with respect to the Class M-1, Class M-2, Class M-3,

Class B-1 and Class B-2 Certificates. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer or any Subservicer with respect to related Advances or expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time.

     Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectible from the Mortgagor pursuant to the Relief Act.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Wells Fargo Bank Minnesota, N.A.; provided that if the REMIC Administrator is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Servicer or Trustee acting as Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Rounding Account: With respect to each of the Class A-4 Certificates and Class A-22 Certificates, the related account created and maintained pursuant to
Section 4.09.

        Rounding Amount: With respect to each Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable, upward to the next higher integral multiple of $1,000.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit L.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, GMAC Mortgage Corporation.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date occurring on or prior to the 60th Distribution Date, 100%. With respect to any Distribution Date thereafter, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date; provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class PO Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate: Any one of the Class A or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and Exhibit D respectively.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant t3o Section 4.02(a)(i), Section 4.02(a)(ii)(X) and Section 4.02(b)(ii); or, after the Credit Support Depletion Date, the amount required to be distributed to the Class PO Certificateholders pursuant to Section 4.02(d) and Section 4.02(b)(ii); and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y),
(xvii) and (xix).

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a
Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Servicer or any Affiliate of the Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Servicer in respect of servicing compensation that accrues at the Servicing Fee Rate.

        Servicing Fee Rate:  0.25% per annum.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,292,481.61 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 41.79% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee and to Financial Security.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due

Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Subordinate Percentage: As of any Distribution Date, 100% minus the related Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

     Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

     Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

     Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer, if any.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the REMIC due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Payment Account and identified as belonging to the Trust Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, and

(v)     all proceeds of clauses (i) through (iv) above.

        Underwriter:  has the meaning given in Section 4.08 of this Agreement.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States  Person:  (i) A citizen or resident of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a United States Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, as designated in Section 12.09.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   Article II


                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver the FSA Policy to the Trustee for the benefit of the Holders of the Insured Certificates.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the Seller, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]";

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii)The original of any guarantee executed in connection with the Mortgage Note, if applicable;

(iv) Any rider or the original of any modification agreement executed in connection with the related Mortgage Note or Mortgage, with evidence of recording if required by applicable law;

(v) Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment or Assignments of the Mortgage (which may be included in a blanket assignment or assignments) from the Seller to "Wells Fargo Bank Minnesota, N.A., as Trustee under that certain Pooling and Servicing Agreement dated as of September 27, 2000, for GMACM Mortgage Pass-Through Certificates, Series 2000-J3" c/o the Servicer at an address specified by the Servicer, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by " , successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by " formerly known as [previous name]";

(vi) Originals of all intervening assignments of mortgage, which together with the Mortgage shows a complete chain of title from the originator to the Seller (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon;

(vii)The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured, (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally or
     (iii) other evidence of title insurance acceptable to Fannie Mae or Freddie Mac, in accordance with the Fannie Mae Seller/Servicer Guide or Freddie Mac Seller/Servicer Guide, respectively;

(viii)  A certified true copy of any power of attorney, if applicable; and

(ix) Originals of any security agreement, chattel mortgage or the equivalent executed in connection with the Mortgage, if any.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Seller;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Seller as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) In the event that in connection with any Mortgage Loan the Company cannot deliver (a) the original recorded Mortgage (or evidence of submission to the recording office), (b) all interim recorded assignments, (c) the original recorded modification agreement, if required, or (d) the original lender's title insurance policy (together with all riders thereto) satisfying the requirements of clause (b)(I)(ii), (iv), (vi) or (vii) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause
(b)(I)(ii), (iv) or (vi) above, or because the title policy has not been delivered to the Seller by the title insurer in the case of clause (b)(I)(vii) above, the Company shall request the Seller to use its best efforts to deliver to the Custodian, if any, or the Trustee, in the case of clause (b)(I)(ii), (iv) or (vi) above, such original Mortgage, such interim assignment, or such modification agreement, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or modification agreement or a copy thereof, certified, if appropriate, by the relevant recording office, or the original lender's title policy be made later than one (1) year following the Closing Date; provided, however, in the event the Company is unable to deliver by such dates each Mortgage and each such interim assignment or modification agreement by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment or modification agreement, because the related Mortgage has not been returned by the appropriate recording office, the Company shall request the Seller to deliver such documents to the Custodian, if any, or the Trustee as promptly as possible upon receipt thereof and, in any event, within 540 days following the Closing Date. In lieu of the Mortgage Notes relating to the Mortgage Loans, each as identified in the list delivered by the Seller to the Trustee or Custodian on the Closing Date, the Seller may deliver a lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, and, if available, a copy of each original Mortgage Note; provided, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Custodian, if any, or the Trustee a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date.

        In connection with any Mortgage Loan, if the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Custodian, if any, or the Trustee a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

(d) The Servicer shall forward or cause to be forwarded to the Custodian, if any, or the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Seller.

        All original documents relating to the Mortgage Loans which are not delivered to the Custodian, if any, or the Trustee are and shall be held by the Servicer in trust as agent for the Trustee on behalf of the Certificateholders.

        Except as may otherwise expressly be provided herein, none of the Seller, the Servicer or the Trustee shall assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

        The Seller shall cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of
Section 2.01(b). If any Form UCC-3 or Form UCC-1, as applicable, is lost or returned unfiled to the Servicer because of any defect therein, the Servicer shall prepare a substitute Form UCC-3 or Form UCC-1, as applicable, or cure such defect, and cause such Form UCC-3 or Form UCC-1, as applicable, to be filed in accordance with this paragraph. The Servicer shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public filing office) with evidence of filing indicated thereon upon receipt thereof from the public filing office, but in no event shall such Form UCC-3, Form UCC-1 or a Form UCC-1 required to be delivered pursuant to clause (II)(vi) of Section 2.01(b) be delivered to the Custodian, if any, or the Trustee, later than 540 days following the Closing Date. In connection with its servicing of Cooperative Loans, the Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Servicer further agrees that it will cause, at the Servicer's own expense, on or prior to the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Servicer to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Servicer agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)     [Reserved].

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans are held to be property of the Company or of GMAC Mortgage Corporation, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Payment Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of GMAC Mortgage Corporation's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by GMAC Mortgage Corporation to the Company pursuant to the Purchase Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, GMAC Mortgage Corporation and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of GMAC Mortgage Corporation, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of GMAC Mortgage Corporation or the Company and (3) any transfer of any interest of GMAC Mortgage Corporation or the Company in any Mortgage Loan. The Company shall file or cause to be filed the original filing necessary under the Uniform Commercial Code to perfect the Trustee's security interest in or lien on the Mortgages.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  that the  Custodian,  acting on behalf of the
Trustee, has received (subject to any exceptions noted in the initial certification described below), the documents referred to in Section 2.01 and that the Trustee has received all other assets included in the definition of "Trust Fund" and declares that it holds or will hold the assets included in the definition of "Trust Fund" (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

        The Trustee agrees, for the benefit of the Certificateholders and Financial Security, to cause the Custodian to review each Mortgage File on or before the Closing Date to verify that such Mortgage File includes a Mortgage Note and to execute and deliver, or cause to be executed and delivered, to the Seller, the Trustee, the Servicer and Financial Security an initial certification substantially in the form annexed hereto as Exhibit N. Pursuant to the Custodial Agreement, in conducting such review, the Custodian is required to ascertain whether all required documents have been executed and received, and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage loans it has received. Neither the Custodian nor the Trustee shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or are in recordable form or that they are other than what they purport to be on their face.

        Within 180 days of the Closing Date the Trustee will cause the Custodian to review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver to the Seller, the Servicer and Financial Security a final certification substantially in the form annexed hereto as Exhibit O.

        If, in the process of reviewing the Mortgage Files and preparing the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Custodian is required pursuant to the Custodial Agreement, to notify the Trustee, Financial Security, the Company and the Seller, and the Trustee shall request that the Seller cure any such defect within 90 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, the Trustee shall request on behalf of the Certificateholders that the Seller either (i) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04, or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Seller to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Trustee in the Payment Account, or upon receipt by the Servicer in the Custodial Account. Upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

        In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

Section 2.03.  Representations, Warranties and Covenants
                      of the Servicer and the Company.

     (a) The Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Servicer will, to the knowledge of the Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

(viii) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Custodian, if any, or the Trustee.

Section 2.04.  Representations and Warranties of the Seller.

        The Company hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Purchase Agreement insofar as the Purchase Agreement relates to the representations and warranties made by the Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Purchase Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Purchase Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Servicer shall promptly notify the Seller of such breach and request that the Seller either (i) cure such breach in all material respects within 90 days from the date the Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Purchase Agreement the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Purchase Agreement as of the date of substitution.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). The Servicer shall deposit the amount of such shortfall received for the Seller into the Custodial Account on the day of substitution. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of the REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller to cure such breach or purchase (or to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the Trustee shall assign to the Seller all of the right, title and interest in respect of the Purchase Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to the Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

Section 2.06.  Negative Covenants of the Trust Fund.

        Except as otherwise expressly permitted by this Agreement, the Trust Fund shall not:

(a) sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund;

(b)     dissolve or liquidate in whole or in part;

(c) engage, directly or indirectly, in any business other than that arising out of the issue of the Certificates, and the actions contemplated or required to be performed under this Agreement;

(d) incur, create or assume any indebtedness for borrowed money other than the Certificates;

(e) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; or

(f)     merge, convert or consolidate with any other Person.

                                  Article III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01.  Servicer to Act as Servicer.

(a) The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any

Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Servicer. Notwithstanding the foregoing, subject to
Section 3.07(a), the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the REMIC formed under this Agreement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Servicer or any Subservicer pursuant to such powers of attorney. In connection with servicing and administering the Mortgage Loans, the Servicer and any Affiliate of the Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Servicer of amounts received by the Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Servicer hereunder.

Section 3.02. Subservicing Agreements Between Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Servicer may enter into Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Servicer in respect of such Mortgage Loan. Any Subservicing Fee shall be paid by the Servicer out of the Servicing Fee for the related Mortgage Loans. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer.

Section 3.03.  Successor Subservicers.

        The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

Section 3.04.  Liability of the Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Servicer shall for any reason no longer be the servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the Servicing Fee Rate. In connection with any Curtailment of a Mortgage Loan, the Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury
Regulation Section 1.860G-2(b)(3). The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts held in trust, entitled "GMAC Mortgage Corporation Custodial Account in trust for the benefit of the Holders of GMACM Mortgage Pass-Through Certificates, Series 2000-J3." Each Custodial Account shall be an Eligible Account. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Servicer.

        Within two Business Days of receipt, except as otherwise specifically provided herein, the Servicer shall deposit or cause to be deposited the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on such Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Net Mortgage Rate on the Mortgage Loans, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred, minus the amount of any interest paid by a Mortgagor in connection with a Principal Prepayment in Full for the calendar month in which such Principal Prepayment is to be distributed pursuant to Section 4.02;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans  purchased  pursuant to Section 2.02,
        2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
        Section 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c); and

(vi) All amounts transferred from the Payment Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Servicer shall maintain records with respect to all deposits made pursuant to this Section. All funds deposited in the Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.10.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Payment Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall be acceptable to the Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing

Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before each Determination Date, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Servicer.

(b) In addition to the Custodial Account and the Payment Account, the Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall be hold in trust, entitled "GMAC Mortgage Corporation Servicing Account in trust for the benefit of the of the Holders of GMACM Mortgage Pass-Through Certificates, Series 2000-J3." Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. As part of its servicing duties, the Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(c) The Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage

Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Servicer. The Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section
3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Payment Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
     (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay the Seller, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Payment Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Payment Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect a Primary Insurance Policy in the case of each Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, until the principal balance of the related

Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the appraised value based on the most recent appraisal of the Mortgaged Property performed by a qualified appraiser, such appraisal to be included in the related servicing file. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of (i)(A) the greater of the principal balance owing on such Mortgage Loan and (B) the percentage such that the proceeds thereof shall be sufficient to prevent the application of a co-insurance clause; if the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended; or (ii) 100 percent of the insurable value of the improvements. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 3.07, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

        If the Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Payment Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the Payment Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's officers and employees and other persons acting on behalf of the Servicer in connection with its activities under this Agreement. The amount of coverage, taken together, shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, with respect to the Servicer if the Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements set forth above.

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

(b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, that in connection with any such assumption, no material term of the Mortgage Note may be changed. Upon receipt of appropriate instructions from the Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Servicer. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer or such Subservicer as additional servicing compensation.

(c) The Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of the REMIC would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the Servicer or the related Subservicer for processing such a request will be retained by the Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit K, in form and substance satisfactory to the Trustee and Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities, as shall meet the requirements of the Insurer under any Required Insurance Policy, and as shall be consistent with the provisions of this Agreement. With respect to any REO

Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. The Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Servicer pursuant to this Section 3.14(a), the Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one (1) mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

        The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae guidelines, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders.

        Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a Curtailment of the related Mortgage Loan.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of the REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the REMIC to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with
Section 3.10(a)(ii); second, to all Servicing Fees and Subservicing Fees payable therefrom (and the Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); third, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; fourth, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian, if any, or the Trustee (if it holds the related Mortgage File) by delivery of a Request for Release substantially in one of the forms attached hereto as Exhibit F requesting delivery to it of the Mortgage File. The Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Payment Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer shall deliver a Request for Release to the Custodian, if any, or the Trustee (if it holds the related Mortgage File) requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee (if it holds the related Mortgage
File) or the Custodian shall deliver the Mortgage File or any document therein to the Servicer. The Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered directly or through a Subservicer to the Trustee and the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of any such Mortgage Loan, the Custodian, if any, or the Trustee shall deliver the Request for Release with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Servicer on the Trustee's behalf shall execute and deliver to the Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

(d) Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Custodian, if any, or the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any related Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Custodial Account(s), shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Custodial Account, Payment Account or any related Servicing Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or otherwise shall be retained by the Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, certain expenses of the Trustee as provided in Section 8.05, and the fees and expenses of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)  The  Servicer's  right  to  receive  servicing   compensation  may  not  be
transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of the Servicing Fee that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. In making such reduction, the Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii).

Section 3.17. Periodic Filings with the Securities and Exchange Commission; Additional Information.

        Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Securities and Exchange
Commission (the "Commission") via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2001, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2001, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Company hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Company. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Company of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Company agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this section.

Section 3.18.  Annual Statement as to Compliance.

        The Servicer shall deliver to the Seller, the Trustee, Financial Security and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing in its fiscal year ending December 31, 2000, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof except for such defaults as such officer in his or her good faith judgment believes to be immaterial.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before 90 days after the end of the Servicer's fiscal year, commencing in its 2000 fiscal year, the Servicer at its expense shall cause a firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, Financial Security and the Seller to the effect that such firm has examined certain documents and records relating to the Servicer's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer's servicing has been conducted in compliance with the agreements examined pursuant to this Section, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

Section 3.20.  Rights of the Company in Respect of the Servicer.

        The Servicer shall afford the Seller and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

Section 3.21.  Administration of Buydown Funds.

(a) With respect to any Buydown Mortgage Loan, the Servicer will withdraw from the account that satisfies the requirements for a Subservicing Account (the "Buydown Account") the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and deposit that amount in the Custodial Account together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Servicer shall withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Servicer or the insurer under any related Primary Insurance Policy), the Servicer shall withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and deposit the same in the Custodial Account or, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Article IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Payment Account.

(a) The Trustee shall establish and maintain a Payment Account in which the Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Payment Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Payment Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Payment Account pursuant to Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee may invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Payment Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Trustee out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute first to the Trustee, payment for any servicing transfer expenses reimbursable to the Trustee pursuant to Section 7.02(a), and that have not been paid or reimbursed to the Trustee by the Servicer, second to the Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Servicer or a Subservicer pursuant to Section 4.02(a)(iii) below, and third to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Trustee or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder (except as otherwise provided in Section 4.10 hereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

(i) to the Senior Certificates (other than the Class PO Certificates, and on or prior to the related Accretion Termination Date, the Accrual Certificates to the extent of the Accrual Distribution Amount) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) plus, to any Insured Certificate, any Insured Reserve Withdrawal pursuant to Section 4.08, and any amounts paid under the FSA Policy pursuant to Section 11.02, in each case in respect of interest; and

(ii) (X) to the Class PO Certificates, the Class PO Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                      (Y) to the Accretion  Directed  Certificates,  the Accrual
               Distribution Amount in the priority set forth in Section 4.02(b)(ii), and to the Senior Certificates (other than the Class PO Certificates), in the priorities and amounts set forth in
               Section 4.02(b) through (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Sections 2.02, 2.04 or 4.07, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.02 or Section 2.04, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month or, in the case of Principal Prepayment in Full, during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses,

     Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution
     Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
     3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C));

(C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

(E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

(iii)if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) are insufficient therefor;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi) to Financial Security, as subrogee of the Insured Certificateholders, to reimburse Financial Security for claims paid under the FSA Policy, an amount equal to Cumulative Insurance Payments on the Insured Certificates;

(xvii) to the Senior Certificates, in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates;

(xviii) to the Trustee, any fees and/or expenses payable or reimbursable by the Servicer pursuant to Section 8.05 hereof, to the extent not paid by the Servicer; and

(xix)to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Servicer to make any required Advance, or the determination by the Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class PO Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class PO Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E)            the  amount  of any  Class  PO  Collection  Shortfalls  for  such
               Distribution Date and the amount of any Class PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

(ii) an amount equal to the Accrual Distribution Amount shall be distributed sequentially as follows:

                      (A) to the Class A-43 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; and

                      (B) to the Class A-44 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(iii) the Senior Principal Distribution Amount shall be distributed to the Class R Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(iv) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clause (iii) above shall be distributed to the Prepayment Lockout Certificates in reduction of the Certificate Principal Balances thereof, in an amount equal to the sum of the following:

(A) the Prepayment Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class PO Certificates)) of the aggregate of the collections described in clauses (ii)(Y)(A), (B) and (E) of Section 4.02(a), without application of the Senior Percentage and Senior Accelerated Distribution Percentage; and

(B) the Lockout Prepayment Percentage of the Prepayment Lockout Certificates' pro rata share, based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of certificates, other than the Class PO Certificates, of the aggregate of the collections described in clause (ii)(Y)(C) of Section 4.02(a) without application of the Senior Accelerated Distribution Percentage;

provided that, if the aggregate of the amounts set forth in clauses  (ii)(Y)(A),
(B), (C) and (E) of Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount, the Class PO Principal Distribution Amount and the Accrual Distribution Amount have been distributed, the amount paid to the Prepayment Lockout Certificates pursuant to this clause (iv) shall be reduced by an amount equal to the Prepayment Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates)) of such difference;

(v) an amount equal to the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses
        (iii) and (iv) above shall be distributed to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(vi) an amount equal to the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses
        (iii) through (v) above, plus any amounts paid under the FSA Policy with respect to the Class A-5 through Class A-20 Certificates pursuant to
        Section 11.02, in each case in respect of principal, shall be distributed sequentially as follows:

(A) to the Class A-5 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(B) to the Class A-6 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(C) to the Class A-7 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(D) to the Class A-8 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(E) to the Class A-9 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(F) to the Class A-10 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(G) to the Class A-11 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(H) to the Class A-12 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(I) to the Class A-13 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(J) to the Class A-14 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(K) to the Class A-15 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(L) to the Class A-16 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(M) to the Class A-17 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(N) to the Class A-18 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(O) to the Class A-19 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; and
(P) to the Class A-20 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(vii) 8.9019436786% of the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) through (vi) above plus any amounts withdrawn from the Class A-4 Rounding Account pursuant to Section 4.09, and any amounts paid under the FSA Policy with respect to the Class A-4 Certificates pursuant to
        Section 11.02, in each case in respect of principal, shall be distributed to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(viii) 91.0980563214% of the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses
        (iii) through (vi) above plus, with respect to distributions to the Class A-22 Certificates under clause (B) below, any amounts withdrawn from the Class A-22 Rounding Account pursuant to Section 4.09, and with respect to distributions to the Class A-22 through Class A-41 Certificates, any amounts paid under the FSA Policy with respect to the Class A-22 through Class A-41 Certificates pursuant to Section 11.02, in each case in respect of principal, shall be distributed:

(A)     first, sequentially as follows:
(1) to the Class A-23 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(2) to the Class A-24 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(3) to the Class A-25 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(4) to the Class A-26 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(5) to the Class A-27 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(6) to the Class A-28 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(7) to the Class A-29 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(8) to the Class A-30 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(9) to the Class A-31 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(10) to the Class A-32 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(11) to the Class A-33 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(12) to the Class A-34 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(13) to the Class A-35 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(14) to the Class A-36 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(15) to the Class A-37 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(16) to the Class A-38 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; and
(17) to the Class A-39 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(B) second, to the Class A-22 Certificates, Class A-40 Certificates, Class A-41 Certificates and Class A-42 Certificates on a pro rata basis in accordance with their respective Certificate Principal Balances, in reduction of the Certificate Principal Balances thereof, until the Certificate Principal Balances thereof have been reduced to zero;

(ix) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) through (viii) above plus any amounts paid under the FSA Policy with respect to the Class A21 Certificates pursuant to Section 11.02 in respect of principal, to the Class A-21 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(x) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) through (ix) above shall be distributed sequentially as follows:

(A) to the Class A-43 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;
(B) to the Class A-44 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; and
(C) to the Class A-2 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(xi) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) through (x) above shall be distributed to the Prepayment Lockout Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class PO Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class PO Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class PO Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class PO Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class PO, Class IO and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Servicer receives amounts, which the Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the Purchase Agreement), the Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (or to Financial Security, as subrogee for such Certificateholders, to the extent Financial Security made an FSA Insurance Payment in respect of such Realized Loss), if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such
Realized   Loss  was   allocated),   and   within   each   such   Class  to  the
Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of

Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments were protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class IO Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class IO Certificates, to the Class IO Certificates in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. The Trustee and the Depository shall be responsible for allocation of the aggregate amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates as set forth in Section 4.12. None of the Trustee, the Certificate Registrar, the Company or the Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Payment Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(h) Notwithstanding the priorities relating to distributions of principal among the Class A-4 Certificates and Class A-22 Certificates described above, on any Distribution Date, distributions in respect of principal on the Class A-4 Certificates and Class A-22 Certificates will be allocated among the Certificate Owners of the Class A-4 Certificates or Class A-22 Certificates, as applicable, as set forth in Section 4.10. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable, (including, for purposes of this paragraph, the portion of any FSA Insurance Payment allocable to principal) the aggregate amount allocable to such distributions will be rounded upward by the applicable Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable, are made by withdrawing from the related Rounding Account the applicable Rounding Amount for deposit into the Payment Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable, will be applied to repay the applicable Rounding Amount withdrawn from the related Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the related Rounding Account and such determined applicable Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable. Any funds remaining in the related Rounding Account after the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable, is reduced to zero shall be distributed to the Class R Certificateholders.

Section 4.03.  Statements to Certificateholders.

        (a) Concurrently with each distribution charged to the Payment Account and with respect to each Distribution Date, the Trustee shall make available to Certificateholders, Financial Security and other parties to this Agreement via the Trustee's internet website and its fax-on-demand service a statement as to each Class of Certificates and the Mortgage Pool that includes the information set forth in Exhibit M attached hereto.

        The Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. The Trustee's internet website shall initially be located at "www.ctslink.com." Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way Distribution Date statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

        (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

        (d) Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Trustee's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Servicer.

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Servicer shall furnish a report (the "Remittance Report") to the Trustee and Financial Security in a mutually agreed upon form of an electromagnetic tape or disk and hard copy. The Remittance Report and any information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Trustee for purposes of making the calculations described in Section 4.02 and preparing the statement described in
Section 4.03, as set forth in written specifications or guidelines issued by the Seller or the Trustee from time to time. The Trustee shall be protected in relying upon the information set forth in the Remittance Report without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Payment Account Deposit Date, the Servicer shall either (i) deposit in the Payment Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Payment Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Servicer by deposit in the Payment Account on or before 11:00 A.M. New York time on any future Payment Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Payment Account on such Payment Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Company and the Trustee.

        If the Servicer determines as of the Business Day preceding any Payment Account Deposit Date that it will be unable to deposit in the Payment Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Payment Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Servicer shall have directly or indirectly deposited in the Payment Account such portion of the amount of the Advance as to which the Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01,
(a) terminate all of the rights and obligations of the Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Servicer hereunder, including the obligation to deposit in the Payment Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Payment Account.

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the calendar month preceding the month of distribution or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class PO Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class PO Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Discount Mortgage Loans will be allocated to the Class PO Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount
Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class PO Certificates) and Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that for purposes of determining "pro rata," the Certificate Principal Balance of the Accrual Certificates shall be deemed to be the lesser of (a) the related Certificate Principal Balance thereof as of the Closing Date or (b) the related Certificate Principal Balance thereof as of such date of determination. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Servicer may, upon the written request of and with funds provided by the Junior Certificateholder, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Servicer makes a payment to the Payment Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Servicer without recourse to the Junior Certificateholder, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Junior Certificateholder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.


Section 4.08.  Insured Reserve Fund.

        No later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Insured Reserve Fund, Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Residential Asset Mortgage Products, Inc., GMACM Mortgage Pass-Through Certificates, Series 2000-J3, Insured Certificates." On the Closing Date, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") shall deposit with the Trustee, and the Trustee shall deposit into the Insured Reserve Fund, cash in an amount equal to $2,500.

        The Trustee shall withdraw amounts on deposit in the Insured Reserve Fund for deposit into the Payment Account, and to pay to the holders of the Insured Certificates pursuant to Section 4.02(a)(i) on a Distribution Date the amount of Prepayment Interest Shortfalls and Relief Act Shortfalls otherwise allocable to the Insured Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the Servicer pursuant to Section 3.16(e) hereof), on such Distribution Date, to the extent of funds on deposit in the Insured Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Insured Reserve Withdrawal"). The Trustee will deliver to Financial Security promptly after each Distribution Date a statement setting forth the Insured Reserve Withdrawal for such Distribution Date and the aggregate amount of Insured Reserve Withdrawals as of such Distribution Date.

        For federal income tax purposes, the Underwriter shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Insured Reserve Fund shall not be an asset of the REMIC. The Insured Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Insured Reserve Fund shall be deposited in the Insured Reserve Fund for the sole use and exclusive benefit of the Insured Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Insured Reserve Fund by the Underwriter out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Insured Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Insured Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC and (2) it shall be owned by the Underwriter, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

Section 4.09.  Rounding Account.

        No later than the Closing Date, the Trustee will establish and maintain with itself two segregated trust accounts that are Eligible Accounts, one of which shall be titled "Rounding Account, Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of GMACM Mortgage Pass-Through Certificates, Series 2000-J3, Class A-4 Certificates" and the other one of which shall be titled "Rounding Account, Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of GMACM Mortgage Pass-Through Certificates, Series 2000-J3, Class A-22 Certificates." On the Closing Date, the Underwriter shall deposit with the Trustee, and the Trustee shall deposit into each Rounding Account, cash in an amount equal to $999.99.

        The Trustee on each Distribution Date shall, based upon information provided by the Servicer for the related Distribution Date, withdraw funds from the related Rounding Account to pay to the holders of the Class A-4 Certificates or Class A-22 Certificates, as applicable, pursuant to Section 4.02(i) the applicable Rounding Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by the Servicer for the related
Distribution Date, withdraw funds from the Payment Account to repay to the related Rounding Account the applicable Rounding Amount from the prior Distribution Date as contemplated in Section 4.02(h).

        Any amounts remaining in the related Rounding Account on the date on which the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable, has been reduced to zero, or the Trust Fund is terminated, whichever occurs earlier, shall be paid to the Holders of the Class R Certificates.

Section               4.10.   Principal   Distributions   on   the   Class   A-4
                      Certificates and Class A-22 Certificates.

        (a) Distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to Section 4.02(b), plus any amounts available for distribution from the related Rounding Account established as provided in Section 4.09, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable, on any Distribution Date shall be made in an integral multiple of $1,000 (except with respect to the final distribution principal on the Class A-4 Certificates or Class A-22 Certificates).

        (b) Notwithstanding any provisions herein to the contrary, with respect to each of the Class A-4 Certificates and Class A-22 Certificates, on any Distribution Date following the first Distribution Date on which (i) any Realized Losses are allocated to the Class A-4 Certificates or Class A-22 Certificates, as applicable, and (ii) an FSA Default is occurring, distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates, as applicable, will be made pro rata among the Certificate Owners of the Class A-4 Certificates or Class A-22 Certificates, as applicable, and will not be made in integral multiples of $1,000 by mandatory distributions by Random Lot.

        (c) In the event that Definitive Certificates representing the Class A-4 Certificates or Class A-22 Certificates are issued pursuant to Section 5.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of the Class A-4 Certificates or Class A-22 Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class A-4 Certificates or Class A-22 Certificates, with the provisions of this Section 4.10.

Article V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized signatory of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper authorized signatories of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer (except that, if such transfer is made by the Company or the Servicer or any Affiliate thereof, the Company or the Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
     Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Servicer with a certification to the effect set forth in paragraph six of Exhibit H-1 (with respect to any Class B Certificate), Exhibit H-2 (with respect to any Class M Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of any interest in a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Class M Certificate, a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this
               Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer  Affidavit and  Agreement,"  in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported Transferee shall promptly endorse and deliver the Class R Certificates in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Trustee shall make available, upon written request from the Internal Revenue Service and any potentially affected Person, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common Trust Fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Trustee before it will provide such information to any such potentially affected Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates, such determination shall be made without giving effect to the FSA Policy), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of the REMIC to cease to qualify as a REMIC and will not cause (x) any portion of the REMIC to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

(i) The provisions contained in Section 5.02(e) shall no longer apply to the Class M Certificates if the Company or the Servicer delivers to the Trustee an Officer's Certificate stating that amendments proposed by the United States Department of Labor (the "DOL") to be made to Prohibited Transaction Exemption 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997) and similar exemptions have been published in final form substantially as proposed in the DOL Exemption Application No. D-10809, 65 Fed. Reg. 51454 (August 23, 2000).

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Servicer, the Trustee, Financial Security, the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, Financial Security or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Servicer, the Trustee, Financial Security, the Certificate Registrar nor any agent of the Company, the Servicer, the Trustee, Financial Security or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  Optional Purchase of Certificates.

(a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) The Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Servicer anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Servicer by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

(i)     the  Distribution  Date  upon  which  purchase  of the  Certificates  is
        anticipated  to  be  made  upon   presentation  and  surrender  of  such
        Certificates at the office or agency of the Trustee therein designated,

(ii)    the purchase price therefor, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer gives the notice specified above, the Servicer shall deposit in the Payment Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

(c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Payment Account deposited therein by the Servicer pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Servicer all amounts distributable to the Holders thereof and the Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Servicer shall be for all purposes the Holder thereof as of such date.

                                   Article VI

                          THE COMPANY AND THE SERVICER

Section 6.01.  Respective Liabilities of the Company and the Servicer.

        The Company and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or
Section 10.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Servicer; Assignment of Rights and Delegation of Duties by Servicer.

(a) The Company and the Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Servicer shall be a party, or any Person succeeding to the business of the Company or the Servicer, shall be the successor of the Company or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates, such determination shall be made without giving effect to the FSA Policy), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates, such determination shall be made without giving effect to the FSA Policy) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Servicer and Others.

        Neither the Company, the Servicer nor any of the directors, officers, employees or agents of the Company or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section
3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                  Article VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Servicer shall fail to deposit or cause to be deposited into the Payment Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise, and in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Servicer by the Trustee or the Company or to the Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Company, or to the Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Servicer or of, or relating to, all or substantially all of the property of the Servicer; or

(v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Payment Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Company may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Servicer and the Company, immediately terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Payment Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of GMAC Mortgage Corporation in its capacity as Servicer hereunder, GMAC Mortgage Corporation shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating GMAC Mortgage Corporation's rights and obligations as Servicer hereunder and received after such notice, that portion to which GMAC Mortgage Corporation would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to GMAC Mortgage Corporation hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        (a) Within 90 days of the time the Servicer  resigns pursuant to Section
6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee or a successor Servicer appointed by the Trustee hereunder shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Servicer, including the obligation to make Monthly Advances which have been or will be required to be made, but excluding the representations of the Servicer contained in Section 2.03, by the terms and provisions hereof; provided that any failure to perform such duties or responsibilities caused by the predecessor Servicer's failure to provide information required by Section 4.02 or 4.03 shall not be considered a default by the Trustee as successor Servicer hereunder; and provided further that the Trustee shall have no obligation whatsoever with respect to any liability (other than Monthly Advances deemed recoverable and not previously made) incurred by the predecessor Servicer at or prior to the time of receipt by such Servicer of the notice of termination pursuant to Section 7.01 or receipt by the Trustee of the Opinion of Counsel referred to in Section 6.04. As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans which the Servicer would have been entitled to charge to the Custodial Account if the Servicer had continued to act hereunder, except for amounts that the Servicer shall be entitled to receive pursuant to Section 7.01. If the Trustee has become the successor to the
Servicer in accordance with Section 6.04 or this Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution , which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. Each of the Seller, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

        If the Trustee becomes the successor to the Servicer hereunder, the Trustee shall be entitled to be reimbursed by the Servicer for all costs associated with the transfer of the servicing of the Mortgage Loans to the Trustee, including any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans in accordance with this Agreement. To the extent that any such costs and expenses of the Trustee resulting from the termination of the Servicer pursuant to this Section 7.02 are not reimbursed by the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Payment Account.

        Any successor, including the Trustee, to the Servicer shall maintain in force during its term as Servicer hereunder insurance policies and fidelity bonds as may be required to be maintained by the Servicer pursuant to Section 3.12.

        If the Trustee shall succeed to any duties of the Servicer with respect to the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of Article VIII shall be inapplicable to the Trustee in its duties as successor Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as trustee); the provisions of Article III, however, shall apply to the Trustee in its capacity as successor Servicer.

        (b) In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 12.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  Article VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Servicer such information as the Servicer may reasonably request from time to time for the Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of the REMIC as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of

     Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Servicer in a timely manner any Tax Returns prepared by or on behalf of the Servicer that the Trustee is required to sign as determined by the Servicer pursuant to applicable federal, state or local tax laws, provided that the Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel, which shall not be a cost of the Trustee or the Trust Fund, to the effect that such contribution will not (i) cause any portion of the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document , or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Payment Account by the Company or the Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a) The Servicer shall pay the Trustee's fees hereunder pursuant to a fee agreement to be entered into between the Servicer and the Trustee.

(b) The Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.


        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust

Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Servicer and the Company, appoint one or more Custodians who, except for Escrow Bank USA, an industrial loan corporation organized under the laws of the State of Utah, are not Affiliates of the Company, the Servicer or the Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement; provided, however, that the Trustee may appoint a Custodian that is an Affiliate of the Company, the Servicer or the Seller if the Trustee receives written confirmation from each Rating Agency that such appointment will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency. Subject to
Article  VIII,  the Trustee  agrees to comply  with the terms of each  Custodial

Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodian (other than the Custodian appointed as of the Closing Date) shall have a combined capital and surplus of at least $10,000,000. Each Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of Minneapolis where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-1026 for the purposes of keeping the Certificate Register. The Trustee will maintain an office at each of the addresses stated in Section 12.05 hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   Article IX

                                   TERMINATION

Section 9.01.  Termination Upon Purchase by the Servicer
                      or the Company or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate

     (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Servicer, to avoid disqualification of any portion of the REMIC as a REMIC.

        The right of the Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Servicer, the Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Servicer, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Servicer, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

(b) The Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Servicer, the Servicer shall deposit in the Payment Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Seller's election to repurchase, or (ii) if the Seller elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a) and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution, and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Payment Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Servicer all amounts distributable to the holders thereof and the Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01. Section 9.02. Additional Termination Requirements.

(a) The REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Servicer shall establish a 90-day liquidation period for the REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section

        1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                   Article X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund a REMIC under the Code and, if necessary, under applicable state law. The assets of the REMIC are set forth in this Agreement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form
8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) GMAC Mortgage Corporation shall hold a Class R Certificate representing a 0.01% Percentage Interest in the Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

(f) The Servicer and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of the REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Servicer and the REMIC Administrator, to the extent reasonably requested by the Servicer and the REMIC Administrator to do so). The Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC created hereunder or any related assets thereof, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC, and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Servicer or the REMIC Administrator. At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC created hereunder as "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to the REMIC created hereunder unless (subject to Section 10.01(f)) the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the REMIC created hereunder will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Class IO Certificates) representing a regular interest in the REMIC and the rights to the Class IO Certificates represented by the Class IO Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC created hereunder.

(m) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC created hereunder, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial Account or the Payment Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n) The Trustee will apply for an employer identification number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

Section 10.02. Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the

Company, the Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Servicer in which case
Section 10.02(c) will apply.

(c) The Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21 Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39, Class A-40, Class A-41, Class A-42, Class A-43, Class A-44, Class PO, Class IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

Section 10.04. Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   Article XI

                  CERTAIN MATTERS REGARDING FINANCIAL SECURITY

Section 11.01. Rights of Financial Security to Exercise Rights of Insured Certificateholders.

        By accepting its Certificate, each Insured Certificateholder agrees that unless a FSA Default exists, Financial Security shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

Section 11.02. Claims Upon the FSA Policy; FSA Policy Payments Account.

        (a) If, on the Business Day next succeeding the Determination Date, the Trustee determines that (i) the funds that will be on deposit in the Payment Account on the related Payment Account Deposit Date, to the extent distributable to the Insured Certificateholders pursuant to Section 4.02(a)(i), together with any Insured Reserve Withdrawal for the related Distribution Date, are insufficient to pay the full amount of interest for the related Interest Accrual Period on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of any Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to the Insured Certificates but only to the extent covered by the Servicer pursuant to Section 3.16(e) or the Insured Reserve Fund) on such Distribution Date, (ii) the principal portion of any Realized Loss is allocated to the Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section 5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of the Insured Certificates to zero, the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the FSA Policy, to Financial Security and the Fiscal Agent (as defined in the FSA Policy), at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by Financial Security pursuant to such notice, additional amounts are deposited in the Payment Account, the Trustee shall reasonably promptly notify Financial Security and withdraw the notice or reduce the amount claimed, as appropriate.

        (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Insured Certificates and Financial Security referred to herein as the "FSA Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the FSA Policy in the FSA Policy Payments Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee or the Trust Fund. Amounts paid under the FSA Policy shall be transferred to the Payment Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.02, Section 5.06(c) or Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the FSA Policy Payments Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.03. Funds held in the FSA Policy Payments Account shall not be invested by the Trustee.

        On any Distribution Date with respect to which a claim has been made under the FSA Policy, the amount of any funds received by the Trustee as a result of any claim under the FSA Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the FSA Policy Payments Account and deposited in the Payment Account and applied by the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02, directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the FSA Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

        (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the FSA Policy Payments Account in respect of any Insured Certificate from moneys received under the FSA Policy. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

Section 11.03. Effect of Payments by Financial Security; Subrogations.

        Anything  herein to the contrary  notwithstanding,  for purposes of this
Section 11.03 only, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the FSA Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of Financial Security, the Servicer, the Trustee or the Certificate Registrar, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, Financial Security will be fully subrogated to, and each Insured Certificateholder, the Servicer and the Trustee hereby delegate and assign to Financial Security, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that Financial Security shall be paid such amounts only from the sources and in the manner explicitly provided for herein either by provision for payment to Financial Security as subrogee or by provision for payment to Insured Certificateholders of amounts expressly relating to a payment made by Financial Security.

        The Trustee and the Servicer shall cooperate in all respects with any reasonable request by Financial Security for action to preserve or enforce Financial Security's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

Section 11.04. Notices and Information to Financial Security; Financial Security as Third Party Beneficiary.

        (a) All notices, statements,  reports, certificates or opinions required
by  this   Agreement   to  be  sent  to  any  other  party   hereto  or  to  the
Certificateholders shall also be sent to Financial Security.

        (b) The Servicer shall designate a Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans and the servicing practices and policies of the Servicer with respect thereto.

          (c) Financial Security shall be a third party beneficiary of this Agreement.

Section 11.05. Trustee to Hold FSA Policy.

        The Trustee will hold the FSA Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereon and distributing the proceeds thereof. Neither the FSA Policy, nor the amounts paid on the FSA Policy will constitute part of the Trust Fund or assets of the REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the FSA Policy. The Trustee shall surrender the FSA Policy to Financial Security for cancellation upon the expiration of the term of the FSA Policy as provided in the FSA Policy following the retirement of the Insured Certificates. To the extent that the FSA Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside credit support agreement and not an asset of the REMIC and (2) it shall be owned by Financial Security, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

Section 11.06. No Petition.

        The Depositor, the Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

                                  Article XII

                            MISCELLANEOUS PROVISIONS

Section 12.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Payment Account or to change the name in which the Custodial Account is maintained, provided that (A) the Payment Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates, without giving effect to the FSA Policy), as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates, without giving effect to the FSA Policy), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the

Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 12.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 12.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 12.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the

Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Servicer, the Trustee, Financial Security and the Company, as applicable:

Recipient                                      Address

Company                             8400 Normandale Lake Boulevard
                                    Suite 600, Minneapolis, Minnesota 55437,
                                    Attention: President

Servicer                            100 Witmer Road
                                    Horsham, Pennsylvania 19044,
                                    Attention: President

Trustee                             11000 Broken Land Parkway
                                    Columbia, Maryland 21044

                                    with a copy to:

                                    Wells Fargo Center
                                    Sixth and Marquette
                                    Minneapolis, Minnesota 55479-1026
                                    Attention: Corporate Trust, GMACM Mortgage
                                    Pass-Through Certificates, Series 2000-J3



Financial Security                  350 Park Avenue
                                    New York, New York 10022
                                    Attention:  Surveillance Department,
                                        Re: GMACM Mortgage
                                    Pass-Through Certificates, Series 2000-J3

Fitch                               One State Street Plaza
                                    New York, New York 10004

Standard & Poor's                   55 Water Street
                                    New York, New York 10041

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. In each case in which a notice or other communication to Financial Security refers to an FSA Default or a claim under the FSA Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel of Financial Security and The Structured Finance - Mortgage Backed Securities Department of Financial Security and, in both cases, shall be marked to indicate "URGENT MATERIAL ENCLOSED." Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 12.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,
(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03, which statements shall be mailed to each Rating Agency via first class mail,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Servicer to make an Advance pursuant to Section 4.04,

(h)     the occurrence of the Final Distribution Date, and

(i)     any FSA Default that has not been cured.

provided, however, that with respect to notice of the occurrence of the events described in clauses (d) or (g) above, the Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Servicer.

Section 12.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Servicer and the Trustee; provided, that neither the Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 12.09. Allocation of Voting Rights.

        98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class IO Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class IO Certificates, in accordance with their respective Percentage Interests; and 1% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, in accordance with their respective Percentage Interests. As long as the FSA Policy is in effect and unless Financial Security is in default under the FSA Policy, Financial Security will be entitled to exercise all Voting Rights otherwise allocable to the Insured Certificates.

        IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

[Seal]

                                    By:
                                         Name:
                                         Title:

Attest: ____________________
      Name:
      Title:

                                    GMAC MORTGAGE CORPORATION

[Seal]

                                    By:
                                         Name:
                                         Title:

Attest:____________________
      Name:
      Title:

                                    WELLS FARGO BANK MINNESOTA, N.A., as Trustee

[Seal]

                                    By:
                                         Name:
                                         Title:

Attest:____________________
      Name:
      Title:

STATE OF
                                  ) ss.:
COUNTY OF                         )
               On the ___th day of September, 2000 before me, a notary public in and for said State, personally appeared ______________, known to me to be a ______________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                 Notary Public

[Notarial Seal]

STATE OF
                                  ) ss.:
COUNTY OF                         )
               On the ___th day of September, 2000 before me, a notary public in and for said State, personally appeared ______________, known to me to be a _______ of GMAC Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                 Notary Public

[Notarial Seal]

STATE OF
                                  ) ss.:
COUNTY OF                         )
               On the ___th day of September, 2000 before me, a notary public in and for said State, personally appeared _______________, known to me to be a[n] _________________ of Wells Fargo Bank Minnesota, N.A., a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

[Notarial Seal]

                                   EXHIBIT A-1


                           FORM OF CLASS A CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



Certificate No. 1                                 [____]% Pass-Through Rate

Class A-     Senior                               Aggregate Initial Certificate Principal
        ----
                                                  Balance of the Class A-     Certificates:
                                                                         ----

Date of Pooling and Servicing                     Initial Certificate Principal Balance of this
Agreement :                                       Certificate: $
September 27, 2000
                                                  CUSIP _________-
Cut-off Date:
September 1, 2000

First Distribution Date:
October 25, 2000

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
[  ]

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2000-J3

               evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A- , both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class A- Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. [The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               [This Certificate is entitled to the benefits of an irrevocable and unconditional certificate guaranty insurance policy issued by Financial Security Assurance Inc.].

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the

Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 27, 2000      WELLS FARGO BANK MINNESOTA, N.A.,
                                Not in its individual capacity but
                                solely as Trustee




                               By:
                                    Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                            WELLS FARGO BANK MINNESOTA, N.A.,
                              Not in its individual capacity but solely as Certificate Registrar





                                By:
                                     Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such
Certificate                   to                  the                  following
address:________________________________________________________________________




                                        _______________________________________
Dated:                                    Signature by or on behalf of assignor




                                        _______________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of ________________________________ account number_____________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to _____________________________.

     This information is provided by _______________________, the assignee named above, or_______________, as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS IO CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Certificate No. 1                                 Variable Pass-Through Rate based on a
                                                  Notional Amount
Class IO Senior
                                                  [Percentage Interest:       %]
                                                                        ------
Date of Pooling and Servicing
Agreement :                                       [________] Initial Pass-Through Rate based on
September 27, 2000                                a Notional Amount

Cut-off Date:                                     CUSIP _________-
September 1, 2000

First Distribution Date:
October 25, 2000

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
[  ]


                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2000-J3

               evidencing a percentage interest in the distributions allocable to the Class IO Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest required to be distributed to Holders of Class IO Certificates on such Distribution Date. The Notional Amount as of any date of determination is equal to the Stated Principal Balance of the Mortgage Loans. The Class IO Certificates have no Certificate Principal Balance.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Class IO Notional Amount of this Certificate is set forth above.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 27, 2000                  WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                              but solely as Trustee




                                            By:_______________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class IO Certificates referred to in the within-mentioned Agreement.



                                            WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                              but solely as
                                              Certificate Registrar





                                            By:______________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________




                                        _______________________________________
Dated:                                    Signature by or on behalf of assignor




                                        _______________________________________
                                                 Signature Guaranteed




                          DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of ________________________________ account number_____________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to _____________________________.

     This information is provided by _______________________, the assignee named above, or_______________, as its agent.

                                   EXHIBIT A-3

                          FORM OF CLASS PO CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.



Certificate No. 1                  0.00% Pass-Through Rate

Class PO Senior                    Aggregate Initial Certificate Principal
                                   Balance of the Class PO Certificates: $[  ]
Date of Pooling and Servicing
Agreement :                        Initial Certificate Principal
September 27, 2000                 Balance of this Certificate:
                                   $[                  ]
Cut-off Date:
September 1, 2000                  CUSIP ________-

First Distribution Date:
October 25, 2000

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
[  ]

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2000-J3

               evidencing a percentage interest in the distributions allocable to the Class PO Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of principal required to be distributed to Holders of Class PO Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 27, 2000                  WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                                but solely as Trustee




                                            By:________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class PO Certificates referred to in the within-mentioned Agreement.



                                            WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                                but solely as
                                                Certificate Registrar





                                            By:________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________




                                        _______________________________________
Dated:                                    Signature by or on behalf of assignor




                                        _______________________________________
                                                 Signature Guaranteed

                         DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of ________________________________ account number_____________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to _____________________________.

     This information is provided by _______________________, the assignee named above, or_______________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        No transfer of this Class M Certificate will be made unless the Trustee has received AN OFFICER'S CERTIFICATE TO THE EFFECT THAT SUCH RESTRICTIONS NO LONGER APPLY, OR either (A) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of THIS Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (B) a representation letter, in the form described IN the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), or stating that
(I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE
(B), A "cOMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, UNLESS AN OFFICER'S CERTIFICATE TO THE EFFECT THAT SUCH RESTRICTIONS NO LONGER APPLY HAS BEEN DELIVERED TO THE TRUSTEE IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

               1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) SUCH TRANSFEREE IS a Complying Insurance Company; and

               2. If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No. 1                        7.75% Pass-Through Rate

Class M-    Subordinate                  Aggregate Certificate
                                         Principal Balance
Date of Pooling and Servicing            of the Class M-[  ] Certificates:
Agreement and Cut-off Date:              $[________________________]
September 27, 2000
                                         Initial Certificate Principal
First Distribution Date:                 Balance of this Certificate:
October 25, 2000                         $[________________________]

Servicer:                                CUSIP: ________-
GMAC Mortgage Corporation

Assumed Final Distribution Date:
[  ]

                    GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-J3

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank
Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class M- Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 27, 2000                  WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                                but solely as Trustee




                                            By:_______________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                                but solely as
                                                Certificate Registrar



                                            By:_______________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________________
                                         Signature by or on behalf of assignor




                                        ______________________________________
                                                 Signature Guaranteed




                        DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of ________________________________ account number_____________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to _____________________________.

     This information is provided by _______________________, the assignee named above, or_______________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.



Certificate No. 1                7.75% Pass-Through Rate

Class B-     Subordinate         Aggregate Certificate Principal Balance of
                                 the Class B-     Certificates as of the
Date of Pooling and Servicing    Cut-off Date:
Agreement and Cut-off Date:      $[________________________]
September 27, 2000
                                 Initial Certificate Principal
First Distribution Date:         Balance of this Certificate:
October 25, 2000                 $[ _______________________]

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
[  ]

                    GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-J3

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies  that   [_____________________________]   is  the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 27, 2000                  WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                                but solely as Trustee



                                            By:_______________________________
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B- Certificates referred to in the within-mentioned Agreement.



                                            WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                                but solely as
                                                Certificate Registrar


                                            By:_______________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________

Dated:                                  ______________________________________
                                         Signature by or on behalf of assignor




                                        _____________________________________
                                                   Signature Guaranteed




                       DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of ________________________________ account number_____________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to _____________________________.

     This information is provided by _______________________, the assignee named above, or_______________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


Certificate No. 1                                 7.75% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate Principal
                                                  Balance of the Class R Certificates:  $100.00
Date of Pooling and Servicing
Agreement and Cut-off Date:                       Initial Certificate Principal
September 27, 2000                                Balance of this Certificate:
                                                  $[                              ]
First Distribution Date:
October 25, 2000                                  Percentage Interest:
                                                                %
                                                  --------------
Servicer:
GMAC Mortgage Corporation                         CUSIP

Assumed Final Distribution Date:
[  ]


                                   GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-J3

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that [____________ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding   the  above,  the  final  distribution  on  this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 27, 2000                  WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                                but solely as Trustee




                                            By:_______________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            WELLS FARGO BANK MINNESOTA, N.A.,
                                              Not in its individual capacity
                                                 but solely as
                                                 Certificate Registrar



                                            By:_______________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: _______________                  _____________________________________
                                        Signature by or on behalf of assignor




                                        _____________________________________
                                                 Signature Guaranteed





                       DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of ________________________________ account number_____________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to _____________________________.

     This information is provided by _______________________, the assignee named above, or_______________, as its agent.

                                    EXHIBIT E


                             MORTGAGE LOAN SCHEDULE



                                                            2000-J3


 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 12008590                        9.000        $292,150.00          $291,631.47         $291,456.03         07/01/2000
 COCHRAN, CALVIN L                            08/31/1999           351                 Primary Residence   Construction-Perm
 608 LAKE VALLEY DRIVE                        Standard             N                   10/01/2000          89.8923
 LA VERNIA                  TX   78121-0000   $2,362.68            09/01/2029          SEP2000             $0.00
 12010200                        8.125        $484,000.00          $483,383.39         $483,383.39         09/01/2000
 KOHLMAN, PAUL E                              07/24/2000           360                 Primary Residence   Purchase
 5800 NW 83RD TERRACE #83                     Standard             N                   09/01/2000          80
 PARKLAND                   FL   33065-0000   $3,593.69            08/01/2030          SEP2000             $300.00

 12027740                        8.625        $799,900.00          $798,333.41         $798,333.41         07/01/2000
 EVENHAIM, NISSIM                             05/19/1999           348                 Primary Residence   Construction-Perm
 3371 CORDOVA DRIVE                           Stated Income        N                   09/01/2000          64.9929
 CALABASAS                  CA   91302-0000   $6,267.74            06/01/2029          SEP2000             $0.01
 12145250                        8.500        $840,000.00          $837,553.79         $837,553.79         06/01/2000
 WALSH, MATTHEW J                             06/25/1999           350                 Primary Residence   Construction-Perm
 LOTS 25 & 26 HUNT SEAT DRIVE                 Standard             N                   09/01/2000          70
 LOWER GWYNEDD              PA   19002-0000   $6,499.53            07/01/2029          SEP2000             $224.62
 12256830                        8.875        $270,000.00          $269,520.20         $269,520.20         07/01/2000
 WOLFORD, CHRISTOPHER C                       11/24/1999           354                 Primary Residence   Construction-Perm
 LOT 33 ROYAL EQUESTRIAN ESTATES #1           Standard             N                   09/01/2000          79.8817
 CAMERON PARK               CA   95682-0000   $2,155.63            12/01/2029          SEP2000             $0.00

 12268500                        8.625        $340,000.00          $339,799.26         $339,799.26         09/01/2000
 HARTEL, MARK J                               07/07/2000           360                 Primary Residence   Purchase
 311 LAMBERTVILLE-HOPEWELL RD                 Standard             N                   09/01/2000          87.1795
 HOPEWELL TWP               NJ   08525-0000   $2,644.49            08/01/2030          SEP2000             $0.00
 12318130                        7.875        $475,000.00          $475,000.00         $475,000.00         10/01/2000
 CHIN, GEOFFREY                               08/09/2000           360                 Primary Residence   Purchase
 88 VAN ZANDT ROAD                            Standard             N                   09/01/2000          77.2358
 SKILLMAN                   NJ   08558-0000   $3,444.08            09/01/2030          SEP2000             $0.00
 12353110                        8.750        $252,000.00          $251,533.43         $251,533.43         07/01/2000
 NUTU, IOAN A                                 09/07/1999           352                 Primary Residence   Construction-Perm
 1718 13TH AVENUE SW                          Standard             N                   09/01/2000          87.6604
 OLYMPIA                    WA   98502-0000   $1,991.89            10/01/2029          SEP2000             $0.01

 12386980                        8.750        $351,050.00          $350,389.71         $350,611.41         07/01/2000
 LEWIS, MICHAEL L                             07/29/1999           350                 Primary Residence   Construction-Perm
 LOT 5 LOVING ROAD                            Standard             N                   08/01/2000          89.9962
 LOUISA                     VA   23093-0000   $2,778.23            08/01/2029          SEP2000             $0.00
 12622490                        8.625        $367,600.00          $367,164.38         $367,164.38         08/01/2000
 REVIS, MARTIN L                              06/16/2000           360                 Primary Residence   Refinance
 2333 WEST 300 SOUTH                          Select               N                   09/01/2000          73.52
 KOKOMO                     IN   46902-4753   $2,859.16            07/01/2030          SEP2000             ($0.01)
 12632570                        8.750        $303,200.00          $303,025.55         $302,849.83         09/01/2000
 COVEY, PHYLLIS J                             07/05/2000           360                 Primary Residence   Purchase
 5120 OLD BARN LANE                           Standard             N                   10/01/2000          80
 CLIO                       MI   48420-0000   $2,385.28            08/01/2030          SEP2000             $0.00

 12634850                        9.250        $387,000.00          $386,597.18         $386,597.18         08/01/2000
 PAVONE, JOHN F                               06/09/2000           360                 Second Home         Purchase
 4 OVERLOOK SUBDIVISION AT WHITE              Standard             N                   09/01/2000          90
 LAKE PLACID                NY   12946-0000   $3,183.76            07/01/2030          SEP2000             $0.00
 12702420                        8.250        $339,750.00          $339,289.70         $339,289.70         08/01/2000
 REILLY, PHILIP J                             06/30/2000           360                 Primary Residence   Purchase
 509 WOODBERRY WAY                            Standard             N                   09/01/2000          79.9936
 CHESTER SPRINGS            PA   19425-0000   $2,552.43            07/01/2030          SEP2000             $25.51
 16774990                        7.875        $290,000.00          $288,691.13         $288,691.13         04/01/2000
 SCHALLER, PETER C                            04/23/1999           350                 Primary Residence   Construction-Perm
 3133 BROOKHILL STREET                        Standard             N                   09/01/2000          65.6109
 LA CRESCENTA               CA   91214-0000   $2,117.72            05/01/2029          SEP2000             ($0.01)

 43945100                        7.875        $347,200.00          $326,934.32         $326,934.32         03/01/1995
 CALLAHAN, THOMAS D                           01/31/1995           360                 Primary Residence   Purchase
 27124 PEMBRIDGE CT                           Standard             N                   09/01/2000          80
 FARMINGTON HLS             MI   48331-3669   $2,491.03            02/01/2025          SEP2000             $0.03
 49817370                        7.625        $269,100.00          $247,364.42         $247,364.42         12/01/1993
 BATES, ROSALIND J                            10/01/1993           360                 Primary Residence   Purchase
 3101 LAMAR COURT                             Standard             N                   09/01/2000          90
 LAKEWOOD                   CA   90712-1459   $1,899.00            11/01/2023          OCT2000             $1,469.47



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50066150                        8.000        $284,000.00          $282,439.41         $282,439.41         02/01/2000
 NELSON, GARY K                               12/25/1999           360                 Primary Residence   Refinance
 25675 ESTORIL STREET                         Standard             N                   09/01/2000          73.7662
 VALENCIA                   CA   91355-0000   $2,083.90            01/01/2030          SEP2000             $0.01
 50072690                        8.375        $506,000.00          $505,685.49         $505,685.49         09/01/2000
 TAUSWORTHE, ROBERT C                         07/20/2000           360                 Primary Residence   Purchase
 2812 RANCHO COSTERO                          Standard             N                   09/01/2000          74.9636
 CARLSBAD                   CA   92009-0000   $3,845.97            08/01/2030          SEP2000             $0.00
 50091460                        8.875        $342,000.00          $341,615.11         $341,615.11         08/01/2000
 SURDYKOWSKI, RONALD PAUL                     06/15/2000           360                 Primary Residence   Purchase
 3 ORCHARD DRIVE                              Standard             N                   09/01/2000          90
 CHESTERFIELD               NJ   08501-0000   $2,721.11            07/01/2030          SEP2000             $0.00

 50091800                        8.500        $286,100.00          $285,926.67         $285,926.67         09/01/2000
 MOLL, WILLIAM T                              07/14/2000           360                 Primary Residence   Purchase
 2 BRENTFORT COURT                            Standard             N                   09/01/2000          79.9832
 COLLEGEVILLE               PA   19426-0000   $2,199.87            08/01/2030          SEP2000             $0.00
 50134450                        8.250        $286,000.00          $285,817.62         $285,817.62         09/01/2000
 HUGHES, DAVID C                              07/26/2000           360                 Primary Residence   Purchase
 24 WITMER WAY                                Standard             N                   09/01/2000          74.9841
 ROBBINSVILLE               NJ   08691-0000   $2,148.63            08/01/2030          SEP2000             $0.00
 50156640                        8.000        $357,750.00          $357,509.95         $357,268.30         09/01/2000
 JOINER, CYNTHIA HOWELL                       07/31/2000           360                 Primary Residence   Purchase
 670 BROADMOOR DRIVE                          Select               N                   10/01/2000          79.9911
 BLUE BELL                  PA   19422-0000   $2,625.05            08/01/2030          SEP2000             $0.00

 50185250                        8.500        $280,000.00          $279,139.76         $279,139.76         05/01/2000
 KORN, PETER J                                03/07/2000           360                 Primary Residence   Purchase
 28929 CANMORE STREET                         Standard             N                   09/01/2000          80
 AGOURA HILLS               CA   91301-1716   $2,152.96            04/01/2030          SEP2000             $0.01
 50203240                        8.375        $260,000.00          $259,180.61         $259,180.61         05/01/2000
 ASAMERE, GHEZAHEGN                           03/03/2000           360                 Primary Residence   Purchase
 16722 FLANDERS STREET                        Standard             N                   09/01/2000          80
 LOS ANGELES                CA   91344-0000   $1,976.19            04/01/2030          SEP2000             $0.00
 50206980                        8.875        $318,800.00          $318,621.27         $318,621.27         09/01/2000
 CRANE, STEPHEN                               07/27/2000           360                 Primary Residence   Purchase
 228 WEST GLEN AVENUE                         Standard             N                   09/01/2000          80
 RIDGEWOOD                  NJ   07450-0000   $2,536.52            08/01/2030          SEP2000             $0.00

 50217990                        8.750        $258,320.00          $258,021.66         $258,021.66         08/01/2000
 MOORE, STEVE M                               06/09/2000           360                 Second Home         Purchase
 11790 E BIG COTTONWOOD CANYON ROAD 306       Standard             N                   09/01/2000          80
 SALT LAKE CITY             UT   84121-0000   $2,032.21            07/01/2030          SEP2000             $0.00
 50236700                        8.875        $365,750.00          $365,544.95         $365,338.38         09/01/2000
 DASHFIELD, CARL M                            07/27/2000           360                 Primary Residence   Purchase
 126 MARION STREET                            Standard             N                   10/01/2000          80.0036
 WILMINGTON                 MA   01867-0000   $2,910.08            08/01/2030          SEP2000             $0.00
 50253940                        8.250        $284,050.00          $283,686.48         $283,686.48         08/01/2000
 MANSOUR, MICHAEL G                           06/09/2000           360                 Primary Residence   Purchase
 15905 W 75TH TERRACE                         Standard             N                   09/01/2000          95
 SHAWNEE                    KS   66217-0000   $2,133.98            07/01/2030          SEP2000             $0.00

 50255360                        8.750        $259,700.00          $259,700.00         $259,700.00         10/01/2000
 REIMANN, GREGORY J.                          08/16/2000           360                 Primary Residence   Purchase
 2547 GILBERT AVE                             Stated Income        N                   09/01/2000          79.9948
 CORONA                     CA   92881-0000   $2,043.07            09/01/2030          SEP2000             $0.00
 50267580                        8.125        $260,050.00          $259,708.62         $259,708.62         08/01/2000
 RIVERA, CAROLYN                              06/28/2000           360                 Primary Residence   Purchase
 3516 CORDGRASS DRIVE                         VIP Relocation       N                   09/01/2000          79.5216
 VALRICO                    FL   33594-0000   $1,930.87            07/01/2030          SEP2000             $0.00
 50268180                        8.375        $314,600.00          $314,404.46         $314,404.46         09/01/2000
 THERIOT, MARK C                              07/12/2000           360                 Primary Residence   Purchase
 10438 HASTINGS COURT                         Relocation           N                   09/01/2000          89.9783
 INDEPENDENCE TWP           MI   48348-0000   $2,391.19            08/01/2030          SEP2000             $0.00

 50294430                        8.250        $331,800.00          $330,944.90         $330,944.90         06/01/2000
 CROSS, DENNIS R                              04/05/2000           360                 Primary Residence   Purchase
 24855 CAMBERWELL STREET                      Standard             N                   09/01/2000          79.9518
 LAGUNA HILLS               CA   92653-0000   $2,492.71            05/01/2030          SEP2000             ($0.01)
 50299640                        8.125        $288,150.00          $287,580.68         $287,580.68         07/01/2000
 FULTON, KEITH W                              05/31/2000           360                 Primary Residence   Purchase
 1316 CROCKER STREET                          Standard             N                   09/01/2000          74.9902
 HOUSTON                    TX   77019-0000   $2,139.51            06/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50321000                        8.750        $388,000.00          $387,551.91         $387,551.91         08/01/2000
 ROSEME, JEFFREY T                            06/15/2000           360                 Second Home         Purchase
 5528 CENTRAL AVENUE #2ND FLOOR               Standard             N                   09/01/2000          80
 OCEAN CITY                 NJ   08226-0000   $3,052.40            07/01/2030          SEP2000             $0.00
 50321700                        8.500        $266,000.00          $265,838.86         $265,838.86         09/01/2000
 SINGER, STEPHEN G                            07/14/2000           360                 Primary Residence   Purchase
 293 N MOUNTAIN AVENUE                        VIP Relocation       N                   09/01/2000          62.4413
 UPPER MONTCLAIR            NJ   07043-0000   $2,045.31            08/01/2030          SEP2000             $0.00
 50322450                        8.875        $196,000.00          $184,256.11         $180,668.47         08/01/2000
 WILSON, LINDSAY                              06/28/2000           360                 Primary Residence   Purchase
 105C WILDERNEST COURT                        Standard             N                   09/01/2000          70.5036
 SILVERTHORNE               CO   80498-0000   $1,559.47            07/01/2030          SEP2000             $11,523.30

 50323510                        8.750        $295,000.00          $294,830.27         $294,830.27         09/01/2000
 CRAVEN, MICHAEL                              07/20/2000           360                 Primary Residence   Refinance
 2950 ALLEN ROAD                              Standard             N                   09/01/2000          74.6835
 ORTONVILLE                 MI   48462-0000   $2,320.77            08/01/2030          SEP2000             $0.00
 50325310                        9.000        $329,400.00          $327,038.79         $327,038.79         08/01/2000
 CORSON, GREG A                               07/07/2000           360                 Primary Residence   Purchase
 221 PISCASSIC ROAD                           Standard             N                   09/01/2000          79.5366
 NEWFIELDS                  NH   03856-0000   $2,650.43            07/01/2030          SEP2000             $2,000.00
 50339310                        7.750        $257,100.00          $256,735.91         $256,735.91         08/01/2000
 SEYMOUR, ROBERT L                            06/09/2000           360                 Primary Residence   Purchase
 1218 HACKNEY COURT                           Relocation           N                   09/01/2000          79.9876
 SOUTH LYON                 MI   48178-0000   $1,841.90            07/01/2030          SEP2000             ($0.01)

 50341550                        8.500        $267,800.00          $265,671.05         $265,671.05         06/01/2000
 REALINI, WALLACE R                           04/27/2000           240                 Primary Residence   Refinance
 15375 SAVERNE CIR                            Standard             N                   09/01/2000          67.7975
 IRVINE                     CA   92714-0000   $2,324.04            05/01/2020          SEP2000             $402.22
 50343760                        8.500        $308,700.00          $308,134.97         $308,134.97         07/01/2000
 SPERBER, DAVID A                             05/26/2000           360                 Second Home         Purchase
 11790 E BIG COTTONWOOD CANYON ROAD #309      Standard             N                   09/01/2000          79.9948
 SALT LAKE CITY             UT   84121-0000   $2,373.64            06/01/2030          SEP2000             $0.00
 50345940                        8.625        $275,000.00          $274,411.79         $274,411.79         07/01/2000
 ADAMS, JOHN J                                05/25/2000           360                 Primary Residence   Refinance
 36 FULLER POND ROAD                          Standard             N                   09/01/2000          74.7283
 MIDDLETON                  MA   01949-2373   $2,138.93            06/01/2030          SEP2000             $97.60

 50356410                        7.750        $350,000.00          $349,504.34         $349,504.34         08/01/2000
 KENNEDY, ALAN W                              06/15/2000           360                 Primary Residence   Purchase
 47183 SUNNYBROOK LANE                        Select               N                   09/01/2000          54.2636
 NOVI                       MI   48374-0000   $2,507.45            07/01/2030          SEP2000             $0.00
 50361530                        8.375        $295,200.00          $293,135.19         $292,437.29         07/01/2000
 GALLAGHER, GARY P                            05/12/2000           360                 Primary Residence   Purchase
 148 CAMINO DEL SOL                           Standard             N                   10/01/2000          80
 VALLEJO                    CA   94591-6443   $2,243.74            06/01/2030          SEP2000             $1,510.49
 50362260                        7.875        $315,000.00          $314,565.01         $314,565.01         08/01/2000
 NICHOLS, PAUL W                              06/12/2000           360                 Primary Residence   Purchase
 605 COX COURT                                Standard             N                   09/01/2000          75
 BELLVUE                    CO   80512-0000   $2,283.97            07/01/2030          SEP2000             $0.00

 50366140                        7.875        $360,000.00          $359,502.87         $359,502.87         08/01/2000
 LE MARE, JOHN                                06/16/2000           360                 Primary Residence   Purchase
 3 SYCAMORE LANE                              Standard             N                   09/01/2000          80
 AMBLER                     PA   19002-0000   $2,610.25            07/01/2030          SEP2000             $0.00
 50368120                        7.625        $342,000.00          $341,252.67         $341,252.67         07/01/2000
 ADAMS, STEVEN A                              05/23/2000           360                 Primary Residence   Purchase
 20695 VIA BELARMINO                          Standard             N                   09/01/2000          95
 YORBA LINDA                CA   92887-0000   $2,420.66            06/01/2030          SEP2000             $0.00
 50370840                        7.625        $395,000.00          $394,136.87         $394,136.87         08/01/2000
 KOSS, DEREK STUART                           06/23/2000           360                 Primary Residence   Purchase
 89 ADDIS DRIVE                               Standard             N                   09/01/2000          71.9276
 CHURCHVILLE                PA   18966-0000   $2,795.79            07/01/2030          SEP2000             $289.53

 50373860                        8.750        $341,250.00          $340,191.38         $340,191.38         08/01/2000
 THOMAS, CARLEEN E                            06/07/2000           240                 Primary Residence   Refinance
 4431 MAJOR AVENUE                            Standard             N                   09/01/2000          75
 WATERFORD                  MI   48329-0000   $3,015.67            07/01/2020          SEP2000             $0.00
 50373870                        8.375        $361,000.00          $360,322.12         $360,322.12         07/01/2000
 MCCRACKEN, BRENT L                           05/30/2000           360                 Primary Residence   Refinance
 20671 DEODAR DRIVE                           Standard             N                   09/01/2000          79.3407
 YORBA LINDA                CA   92886-3169   $2,743.87            06/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50375850                        8.125        $316,000.00          $315,585.16         $315,585.16         08/01/2000
 MORRIS, VICKY B                              06/15/2000           360                 Primary Residence   Purchase
 4405 CYNTHIA STREET                          Standard             N                   09/01/2000          80
 BELLAIRE                   TX   77401-0000   $2,346.30            07/01/2030          SEP2000             $0.01
 50376570                        8.250        $500,000.00          $499,360.13         $499,036.89         08/01/2000
 FAMIGLIETTI, PETER J                         06/16/2000           360                 Primary Residence   Purchase
 28 WINTERBERRY ROAD                          Standard             N                   10/01/2000          52.6316
 DEEP RIVER                 CT   06417-0000   $3,756.34            07/01/2030          SEP2000             $0.00
 50378000                        8.125        $358,450.00          $357,979.45         $357,979.45         08/01/2000
 MILLIGAN, KATHLEEN M                         06/09/2000           360                 Primary Residence   Purchase
 135 PARK AVENUE                              Standard             N                   09/01/2000          79.9933
 VERONA                     NJ   07044-0000   $2,661.49            07/01/2030          SEP2000             ($0.01)

 50378260                        7.750        $285,000.00          $284,596.39         $284,596.39         08/01/2000
 WALKER, JOHN H                               06/05/2000           360                 Primary Residence   Purchase
 7616 PARK PATH DRIVE                         Relocation           Y                   09/01/2000          71.7884
 HUNTINGTON BEACH           CA   92648-0000   $2,041.78            07/01/2030          SEP2000             $0.00
 50379120                        7.875        $305,000.00          $304,578.80         $304,578.80         08/01/2000
 CHESLEY, JOSEPH A                            06/15/2000           360                 Primary Residence   Purchase
 5485 WOODFIELD PKWY                          Relocation           N                   09/01/2000          83.5616
 GRAND BLANC                MI   48439-0000   $2,211.47            07/01/2030          SEP2000             $0.01
 50383580                        8.250        $380,000.00          $379,513.69         $379,513.69         08/01/2000
 KIEFER, HERBERT J                            06/27/2000           360                 Primary Residence   Purchase
 21898 PICADILLY CIRCLE                       Select               N                   09/01/2000          60.3175
 NOVI                       MI   48375-0000   $2,854.82            07/01/2030          SEP2000             $0.00

 50384100                        8.500        $268,400.00          $268,237.40         $268,237.40         09/01/2000
 PASSOS, VALDEMIR                             07/28/2000           360                 Primary Residence   Purchase
 5611 VIA DE LA PLATA CIRCLE                  Standard             N                   09/01/2000          89.9943
 DELRAY BEACH               FL   33484-0000   $2,063.77            08/01/2030          SEP2000             $0.00
 50384430                        8.375        $340,200.00          $339,775.61         $339,561.19         08/01/2000
 MORTNER, JEFFREY P                           06/09/2000           360                 Second Home         Purchase
 297 MULLIGAN ST                              Standard             N                   10/01/2000          90
 FRASER                     CO   80442-0000   $2,585.77            07/01/2030          SEP2000             $0.00
 50385940                        8.375        $547,900.00          $547,216.52         $547,216.52         08/01/2000
 HERCULES, JANET Y                            06/13/2000           360                 Primary Residence   Purchase
 6000 HACKBERRY COURT                         Relocation           N                   09/01/2000          79.9971
 FRISCO                     TX   75034-0000   $4,164.44            07/01/2030          SEP2000             ($0.01)

 50387020                        8.250        $641,105.00          $639,315.54         $639,315.54         07/01/2000
 FINNEGAN, DON L                              05/22/2000           360                 Primary Residence   Purchase
 9 OCEANAIRE DRIVE                            Select               N                   09/01/2000          77.856
 RANCHO PALOS VERDES        CA   90275-0000   $4,816.41            06/01/2030          SEP2000             $554.57
 50388440                        7.875        $271,450.00          $271,075.13         $271,075.13         08/01/2000
 VALENCIA, WAYNE W                            06/27/2000           360                 Primary Residence   Purchase
 3612 241ST AVENUE SOUTHEAST                  Standard             N                   09/01/2000          66.0462
 ISSAQUAH                   WA   98029-0000   $1,968.21            07/01/2030          SEP2000             $0.01
 50389460                        8.625        $375,000.00          $374,555.59         $374,555.59         08/01/2000
 FALLOT, JOHN N                               06/24/2000           360                 Second Home         Purchase
 18705 GLACIER TRAIL                          Select               N                   09/01/2000          74.2574
 HILLMAN                    MI   49746-0000   $2,916.72            07/01/2030          SEP2000             $0.00

 50389510                        7.750        $480,000.00          $479,320.25         $478,977.08         08/01/2000
 PLESHKO, DANIEL                              06/09/2000           360                 Primary Residence   Purchase
 6529 RIVERHILL DRIVE                         Standard             N                   10/01/2000          67.8389
 PLANO                      TX   75075-0000   $3,438.78            07/01/2030          SEP2000             $0.00
 50390620                        8.125        $650,000.00          $649,574.80         $649,574.80         09/01/2000
 ASHLEY, WILLIAM J                            07/12/2000           360                 Primary Residence   Purchase
 5119 LONGVUE DRIVE                           Standard             N                   09/01/2000          67.3575
 FRISCO                     TX   75034-0000   $4,826.24            08/01/2030          SEP2000             $0.00
 50390660                        8.000        $350,400.00          $349,928.19         $349,928.19         08/01/2000
 MAZZARELLA, JOSEPH J                         06/30/2000           360                 Primary Residence   Purchase
 100 SILVERSTONE LANE                         Standard             N                   09/01/2000          80
 GEORGETOWN                 TX   78628-0000   $2,571.12            07/01/2030          SEP2000             $0.00

 50392420                        9.000        $252,700.00          $252,282.76         $252,282.76         07/01/2000
 GUILLOTTE, SALVADORE                         05/23/2000           360                 Primary Residence   Refinance
 4405 SAN ANDERAS AVENUE                      Standard             N                   09/01/2000          72.2
 LOS ANGELES                CA   90065-0000   $2,033.29            06/01/2030          OCT2000             $0.01
 50394750                        7.875        $330,000.00          $329,772.70         $329,772.70         09/01/2000
 ROSINGANA, MICHAEL A                         07/28/2000           360                 Primary Residence   Purchase
 2666 PEBBLE BEACH DR                         Standard             N                   09/01/2000          62.6305
 OAKLAND TOWNSHIP           MI   48363-0000   $2,392.73            08/01/2030          SEP2000             $0.20



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50395940                        8.375        $285,000.00          $284,362.76         $284,362.76         07/01/2000
 HARTMAN, WILLIAM M                           05/15/2000           360                 Primary Residence   Refinance
 50 CREST WAY                                 Standard             N                   09/01/2000          57
 PENNGROVE                  CA   94951-0000   $2,166.21            06/01/2030          SEP2000             $102.08
 50396950                        8.750        $321,500.00          $321,128.69         $321,128.69         08/01/2000
 COMER, MARK                                  06/14/2000           360                 Second Home         Purchase
 11790 E BIG COTTONWOOD CANYON ROAD           Standard             N                   09/01/2000          79.995
 SALT LAKE CITY             UT   84121-0000   $2,529.25            07/01/2030          SEP2000             $0.00
 50396980                        8.500        $400,000.00          $399,513.63         $399,513.63         08/01/2000
 WALSH, JAMES F                               06/29/2000           360                 Primary Residence   Purchase
 64 SURREY LANE                               Standard             N                   09/01/2000          59.0406
 BOXFORD                    MA   01921-0000   $3,075.66            07/01/2030          SEP2000             $0.00

 50398810                        8.875        $272,650.00          $272,234.68         $271,970.28         08/01/2000
 MCLAUGHLIN, JOHN R                           06/12/2000           360                 Primary Residence   Purchase
 11932 KEATING DRIVE                          Standard             N                   10/01/2000          95
 TAMPA                      FL   33626-0000   $2,169.33            07/01/2030          SEP2000             $108.48
 50399830                        8.750        $380,000.00          $379,339.29         $379,339.29         07/01/2000
 TANJI, GILBERT DEAN                          05/22/2000           360                 Primary Residence   Refinance
 1431 FOOTHILL BLVD                           Standard             N                   09/01/2000          61.2903
 SANTA ANA                  CA   92705-0000   $2,989.47            06/01/2030          SEP2000             $0.01
 50400460                        8.625        $348,700.00          $348,077.91         $348,077.91         07/01/2000
 RICE, WILLIAM E                              05/30/2000           360                 Second Home         Purchase
 11790 E BIG COTTONWOOD CANYON ROAD #311      Standard             N                   09/01/2000          79.9954
 SALT LAKE CITY             UT   84121-0000   $2,712.16            06/01/2030          SEP2000             $0.00

 50403360                        8.125        $360,000.00          $359,527.43         $359,527.43         08/01/2000
 MANSFIELD, GRANT                             06/30/2000           360                 Primary Residence   Purchase
 14 PENNOCK ROAD                              VIP Relocation       N                   09/01/2000          80
 ASHLAND                    MA   01721-0000   $2,672.99            07/01/2030          SEP2000             $0.00
 50405820                        8.250        $492,000.00          $492,000.00         $492,000.00         10/01/2000
 RINKUS, JEFFREY                              08/02/2000           360                 Primary Residence   Purchase
 43 FRANKLIN LANE                             VIP Relocation       Y                   09/01/2000          80
 KINNELON                   NJ   07405-3210   $3,696.24            09/01/2030          SEP2000             $0.00
 50408110                        8.000        $367,600.00          $367,105.05         $366,855.10         08/01/2000
 LEE, A P                                     06/28/2000           360                 Primary Residence   Purchase
 7869 BISCAYNE                                Select               N                   10/01/2000          80
 WHITE LAKE                 MI   48386-0000   $2,697.32            07/01/2030          SEP2000             $0.00

 50408500                        8.500        $340,000.00          $339,586.58         $339,586.58         08/01/2000
 DELUCA, JOSEPH C                             06/20/2000           360                 Primary Residence   Purchase
 542 HIGHLAND AVENUE                          Relocation           N                   09/01/2000          80
 UPPER MONTCLAIR            NJ   07043-0000   $2,614.31            07/01/2030          SEP2000             $0.01
 50409250                        8.000        $400,000.00          $399,461.43         $399,461.43         08/01/2000
 HARRIS, RICHARD R                            06/26/2000           360                 Primary Residence   Purchase
 17189 TALL PINES COURT                       Select               N                   09/01/2000          80
 NORTHVILLE                 MI   48167-0000   $2,935.06            07/01/2030          SEP2000             ($0.01)
 50409560                        8.875        $400,000.00          $399,549.84         $399,549.84         08/01/2000
 PETRUCELLI, FILOMENA M                       06/27/2000           360                 Primary Residence   Purchase
 6051 N OCEAN DRIVE #1104                     Standard             N                   09/01/2000          79.2079
 HOLLYWOOD                  FL   33019-0000   $3,182.58            07/01/2030          SEP2000             $0.01

 50409830                        8.750        $1,000,000.00        $999,424.66         $999,424.66         09/01/2000
 DANISH, RIZWAN                               07/14/2000           360                 Primary Residence   Purchase
 293 WILSHIRE DRIVE                           Standard             N                   09/01/2000          59.7015
 BLOOMFIELD HILLS           MI   48302-0000   $7,867.01            08/01/2030          SEP2000             $0.00
 50413130                        8.500        $639,200.00          $638,422.79         $638,030.05         08/01/2000
 ARONSKY, MICHAEL ALLAN                       06/27/2000           360                 Primary Residence   Purchase
 219 LADBROKE ROAD                            Relocation           N                   10/01/2000          80
 BRYN MAWR                  PA   19010-0000   $4,914.90            07/01/2030          SEP2000             $0.00
 50417010                        8.500        $378,500.00          $378,270.70         $378,270.70         09/01/2000
 PICKETT, ROBERT E                            07/07/2000           360                 Primary Residence   Purchase
 2 KNOBB HILL                                 Standard             N                   09/01/2000          74.9505
 NEWBURY                    MA   01951-0000   $2,910.34            08/01/2030          SEP2000             $0.00

 50417370                        8.750        $605,000.00          $604,301.30         $604,301.30         08/01/2000
 CALLAHAN, THOMAS E                           06/30/2000           360                 Second Home         Purchase
 5 SUNFLOWER CIRCLE                           Standard             N                   09/01/2000          49.5902
 KEYSTONE                   CO   80435-0000   $4,759.54            07/01/2030          SEP2000             $0.00
 50418590                        8.250        $332,400.00          $331,974.60         $331,759.71         08/01/2000
 GARNER, STEVEN D                             06/21/2000           360                 Primary Residence   Purchase
 1519 LEABROOK COVE                           Standard             Y                   10/01/2000          94.9986
 WHEATON                    IL   60187-7251   $2,497.22            07/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50420090                        9.625        $378,000.00          $377,636.37         $377,636.37         08/01/2000
 MANDAL, ALOKE K                              06/28/2000           360                 Primary Residence   Purchase
 234 HOLLY ROAD                               Standard             N                   09/01/2000          90
 HOPKINS                    MN   55343-8516   $3,212.96            07/01/2030          SEP2000             $0.01
 50420450                        8.125        $355,000.00          $354,533.98         $354,533.98         08/01/2000
 GAUTSCHE, ROBERT I                           06/26/2000           360                 Primary Residence   Purchase
 18990 E LAKE DRIVE                           VIP Relocation       Y                   09/01/2000          69.5901
 AURORA                     CO   80016-0000   $2,635.87            07/01/2030          SEP2000             $0.00
 50420530                        8.500        $297,928.00          $297,747.51         $297,565.74         09/01/2000
 GUNDRY, DONALD R                             07/18/2000           360                 Second Home         Purchase
 18 LAKEWAY CIRCLE                            Standard             N                   10/01/2000          80
 WEAVERVILLE                NC   28787-0000   $2,290.81            08/01/2030          SEP2000             $0.01

 50420760                        9.500        $180,900.00          $180,811.02         $180,811.02         09/01/2000
 STENTIFORD, SUSAN P                          07/12/2000           360                 Primary Residence   Purchase
 5 DEER RUN                                   Stated Income        N                   09/01/2000          75
 EAST HADDAM                CT   06423-0000   $1,521.11            08/01/2030          SEP2000             $0.00
 50421170                        8.750        $315,000.00          $309,617.97         $309,617.97         08/01/2000
 JOHNSON, WILLIAM R R.                        06/30/2000           360                 Primary Residence   Purchase
 7553 ALPINE WAY                              Standard             N                   09/01/2000          90
 LOS ANGELES                CA   91042-0000   $2,478.11            07/01/2030          SEP2000             $5,018.24
 50421510                        8.500        $334,200.00          $334,200.00         $334,200.00         10/01/2000
 NAYAK, SANJAY K                              08/31/2000           360                 Primary Residence   Purchase
 102 SIERRAWOOD AVENUE                        Standard             N                   09/01/2000          79.9933
 HAYWARD                    CA   94544-0000   $2,569.71            09/01/2030          SEP2000             $0.00

 50421990                        9.000        $293,150.00          $292,828.53         $292,828.53         08/01/2000
 PATEL, SUNIL                                 06/29/2000           360                 Primary Residence   Purchase
 6130 WHITETAIL DRIVE                         Standard             N                   09/01/2000          84.9957
 COOPERSBURG                PA   18036-0000   $2,358.76            07/01/2030          SEP2000             $0.00
 50422680                        8.750        $299,000.00          $298,654.68         $298,654.68         08/01/2000
 EVANS, JOHANNES C                            06/09/2000           360                 Second Home         Purchase
 209 HIGHLAND HOUSE                           Standard             N                   09/01/2000          89.1207
 SNOWSHOE                   WV   26209-0000   $2,352.24            07/01/2030          SEP2000             $0.00
 50423640                        8.750        $290,000.00          $286,811.27         $286,811.27         09/01/2000
 POLICASTRO, MICHAEL F                        07/26/2000           360                 Primary Residence   Purchase
 76 N COLONIAL DRIVE                          Standard             N                   09/01/2000          53.7037
 HARRINGTON PARK            NJ   07640-0000   $2,281.44            08/01/2030          SEP2000             $3,021.87

 50423790                        8.000        $282,000.00          $281,620.30         $281,620.30         08/01/2000
 LANCE, DONNISE R                             06/19/2000           360                 Primary Residence   Purchase
 2101 S AIR DEPOT BLVD                        Select               N                   09/01/2000          80
 EDMOND                     OK   73013-8658   $2,069.22            07/01/2030          SEP2000             $0.00
 50426550                        8.250        $314,900.00          $314,699.20         $314,699.20         09/01/2000
 PULLEY, RONALD L                             07/31/2000           360                 Primary Residence   Purchase
 7 CALLE ALMEJA                               Stated Income        N                   09/01/2000          79.9972
 SAN CLEMENTE               CA   92673-0000   $2,365.74            08/01/2030          SEP2000             $0.00
 50426670                        8.625        $288,000.00          $284,952.56         $284,952.56         08/01/2000
 MYERS, BRADLEY D                             06/23/2000           360                 Primary Residence   Purchase
 110 GROTON ROAD                              Standard             N                   09/01/2000          80
 WESTFORD                   MA   01886-0000   $2,240.04            07/01/2030          SEP2000             $2,706.14

 50428070                        8.750        $279,200.00          $278,714.56         $278,714.56         07/01/2000
 KOCHMAN, KURT                                05/26/2000           360                 Primary Residence   Purchase
 4321 NEOSHO AVENUE                           Standard             N                   09/01/2000          80
 LOS ANGELES                CA   90066-6131   $2,196.47            06/01/2030          SEP2000             $0.01
 50428420                        8.875        $276,400.00          $276,088.93         $275,931.67         08/01/2000
 THOMPSON, JONATHAN S                         06/12/2000           360                 Second Home         Purchase
 309 HIGHLAND HOUSE                           Standard             N                   10/01/2000          80
 SNOWSHOE                   WV   26209-0000   $2,199.17            07/01/2030          SEP2000             $0.00
 50432410                        8.875        $268,000.00          $267,849.75         $267,849.75         09/01/2000
 ERICKSON, KATHLEEN L                         07/28/2000           360                 Primary Residence   Purchase
 341 BEACON STREET #1C                        Standard             N                   09/01/2000          80
 BOSTON                     MA   02115-0000   $2,132.33            08/01/2030          SEP2000             $0.00

 50432740                        8.500        $400,000.00          $399,464.77         $399,194.31         08/01/2000
 MC GEE, DAVID W                              06/16/2000           360                 Primary Residence   Purchase
 9 LITTLE POND ROAD                           Relocation           N                   10/01/2000          69.5652
 NORTHBOROUGH               MA   01532-1684   $3,075.66            07/01/2030          SEP2000             $48.86
 50435660                        8.000        $263,500.00          $263,323.20         $263,323.20         09/01/2000
 COWLEY, PETER A                              07/31/2000           360                 Primary Residence   Purchase
 31900 MISSION LANE                           Standard             N                   09/01/2000          61.2791
 EVERGREEN                  CO   80439-0000   $1,933.47            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50438140                        9.125        $95,000.00           $94,899.44          $94,899.44          09/01/2000
 JASIENSKI, ROBERT G.                         07/10/2000           360                 Primary Residence   Purchase
 37 LAKE DRIVE                                Stated Income        N                   09/01/2000          67.9056
 ROOSEVELT BORO             NJ   08555-0000   $772.96              08/01/2030          SEP2000             $50.00
 50438820                        8.375        $276,000.00          $275,651.29         $275,651.29         08/01/2000
 ORDUBEGIAN, ARAM                             06/14/2000           360                 Primary Residence   Purchase
 3949 MAYFIELD AVENUE                         Standard             N                   09/01/2000          80
 GLENDALE                   CA   91214-2368   $2,097.80            07/01/2030          SEP2000             $4.41
 50441420                        8.750        $286,000.00          $285,466.22         $285,466.22         08/01/2000
 JOHNSON, ROY E                               06/28/2000           300                 Primary Residence   Refinance
 17707 DOCTOR WALLING ROAD                    Standard             N                   09/01/2000          78.3562
 POOLESVILLE                MD   20837-0000   $2,351.34            07/01/2025          SEP2000             ($0.01)

 50441470                        9.000        $307,500.00          $307,162.80         $307,162.80         08/01/2000
 BREEDING, AVERY N                            06/26/2000           360                 Primary Residence   Refinance
 909 CONSTANCE DRIVE                          Standard             N                   09/01/2000          75
 WILMINGTON                 DE   19808-0000   $2,474.22            07/01/2030          SEP2000             $0.00
 50442940                        8.375        $296,000.00          $295,816.01         $295,816.01         09/01/2000
 BLACK, KURT A                                07/07/2000           360                 Primary Residence   Purchase
 7 TIMBER FARE DRIVE                          Relocation           N                   09/01/2000          74.9367
 SPRING HOUSE               PA   19477-0000   $2,249.82            08/01/2030          SEP2000             $0.00
 50444310                        8.125        $375,000.00          $374,654.69         $374,654.69         09/01/2000
 WOLF, CHRIS A                                07/13/2000           360                 Primary Residence   Purchase
 1612 BYRON NELSON                            Super Select         N                   09/01/2000          52.5028
 SOUTHLAKE                  TX   76092-0000   $2,784.37            08/01/2030          SEP2000             $100.00

 50449230                        8.375        $400,000.00          $399,501.02         $399,501.02         08/01/2000
 DOUGHERTY, DENNIS G                          06/28/2000           360                 Primary Residence   Purchase
 9625 DEER TRACK COURT                        Super Select         N                   09/01/2000          64.8482
 BRENTWOOD                  TN   37027-0000   $3,040.29            07/01/2030          SEP2000             $0.00
 50449660                        8.750        $405,600.00          $405,131.58         $405,131.58         08/01/2000
 WIESE, L DENNIS                              06/12/2000           360                 Primary Residence   Purchase
 120 BOTANICAL CIRCLE                         Select               N                   09/01/2000          80
 ANCHORAGE                  AK   99516-0000   $3,190.86            07/01/2030          SEP2000             $0.00
 50453770                        8.250        $411,200.00          $410,673.78         $410,673.78         08/01/2000
 GLASS, JOEY E                                06/27/2000           360                 Primary Residence   Purchase
 981 PATRICIAN COURT                          Standard             N                   09/01/2000          80
 FAIRVIEW                   TX   75069-0000   $3,089.21            07/01/2030          SEP2000             $0.00

 50453870                        8.250        $315,850.00          $315,284.62         $315,284.62         08/01/2000
 LENAHAN, LARRY M                             06/26/2000           360                 Second Home         Purchase
 164 COPPER ROAD #309                         Standard             N                   09/01/2000          79.9823
 COPPER MOUNTAIN            CO   80443-0000   $2,372.88            07/01/2030          SEP2000             $161.17
 50456290                        8.750        $382,830.00          $381,795.28         $381,795.28         09/01/2000
 JOSHI, MEHUL                                 08/01/2000           360                 Primary Residence   Purchase
 19 MCPHERSON DRIVE                           Standard             N                   09/01/2000          79.9996
 FLEMINGTON                 NJ   08822-0000   $3,011.73            08/01/2030          SEP2000             $814.46
 50456690                        8.000        $342,300.00          $342,070.32         $342,070.32         09/01/2000
 PESONEN, LINDA M                             07/28/2000           360                 Primary Residence   Purchase
 11821 DEER CREEK CIRCLE                      Select               N                   09/01/2000          79.9953
 PLYMOUTH                   MI   48170-2824   $2,511.68            08/01/2030          SEP2000             $0.00

 50458170                        8.875        $899,000.00          $897,988.28         $897,988.28         08/01/2000
 AUFIERO, JEANINE                             06/26/2000           360                 Primary Residence   Purchase
 16 EAST GATE ROAD                            Stated Income        N                   09/01/2000          59.9333
 LLOYD HARBOR               NY   11743-0000   $7,152.85            07/01/2030          SEP2000             $0.00
 50459200                        8.875        $400,000.00          $399,775.75         $400,000.00         09/01/2000
 THOMPSON, SALLY P                            07/14/2000           360                 Primary Residence   Purchase
 26 WALDRON STREET                            Standard             N                   08/01/2000          44.6927
 MARBLEHEAD                 MA   01945-0000   $3,182.58            08/01/2030          SEP2000             $0.00
 50459290                        9.000        $416,000.00          $415,543.82         $415,543.82         08/01/2000
 RYAN, THOMAS J                               06/09/2000           360                 Primary Residence   Purchase
 10385 NW 69TH MANOR                          Standard             N                   09/01/2000          80
 PARKLAND                   FL   33076-6751   $3,347.24            07/01/2030          SEP2000             $0.00

 50461040                        9.000        $320,000.00          $319,649.09         $319,471.66         08/01/2000
 WHITTEMORE, ANTHONY R                        06/13/2000           360                 Primary Residence   Purchase
 4061 AMHERST AVENUE                          Standard             N                   10/01/2000          38.7879
 DALLAS                     TX   75225-0000   $2,574.80            07/01/2030          SEP2000             $0.00
 50461060                        8.625        $450,000.00          $429,466.73         $429,053.46         08/01/2000
 HEARN, JIM A                                 06/23/2000           360                 Primary Residence   Refinance
 302 PARK LAUREATE DRIVE                      Standard             N                   10/01/2000          45.6853
 HOUSTON                    TX   77024-0000   $3,500.06            07/01/2030          SEP2000             $19,999.99



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50462470                        8.500        $389,200.00          $388,640.45         $388,640.45         08/01/2000
 BENNETT, ROBERT W                            06/29/2000           360                 Primary Residence   Purchase
 4414 SOUTH FOOTHILL DRIVE                    Standard             N                   09/01/2000          80
 BOUNTIFUL                  UT   84040-0000   $2,992.62            07/01/2030          SEP2000             $86.31
 50463300                        8.375        $300,000.00          $299,625.76         $299,625.76         08/01/2000
 POWERS, RANDALL K K.                         06/09/2000           360                 Primary Residence   Refinance
 911 GLENDALE LN                              Standard             N                   09/01/2000          72.2892
 NASHVILLE                  TN   37204-4229   $2,280.22            07/01/2030          SEP2000             $0.00
 50463520                        8.625        $319,200.00          $318,821.19         $318,821.19         08/01/2000
 SCHABER, CHRISTOPHER J                       06/30/2000           360                 Primary Residence   Purchase
 40 SOUTH HOCKEY DRIVE                        Standard             N                   09/01/2000          80
 MANSFIELD TOWNSHIP         NJ   08022-0000   $2,482.71            07/01/2030          SEP2000             $0.54

 50463640                        8.375        $351,900.00          $351,681.27         $351,681.27         09/01/2000
 PARKISON, GARY A                             07/26/2000           360                 Second Home         Purchase
 164 COPPER ROAD #314                         Standard             N                   09/01/2000          79.9955
 COPPER MOUNTAIN            CO   80443-0000   $2,674.70            08/01/2030          SEP2000             $0.00
 50464070                        8.125        $348,000.00          $347,543.16         $347,543.16         08/01/2000
 CURREY, BRIAN S                              06/30/2000           360                 Second Home         Purchase
 222 PERIMETER ROAD SOUTH                     Standard             N                   09/01/2000          80
 SEELEY LAKE                MT   59868-0000   $2,583.90            07/01/2030          SEP2000             $0.00
 50464360                        8.000        $357,500.00          $356,887.48         $356,887.48         08/01/2000
 FREI, MICHAEL BERNARD                        06/30/2000           360                 Primary Residence   Refinance
 46-150 YACHT CLUB PL                         Streamline           N                   09/01/2000          65
 KANEOHE                    HI   96744-3636   $2,623.21            07/01/2030          SEP2000             $131.17

 50465730                        8.375        $400,000.00          $399,751.38         $399,751.38         09/01/2000
 DE VOE, MARILYN J                            07/12/2000           360                 Primary Residence   Purchase
 1512 BYRON NELSON PARKWAY                    Relocation           N                   09/01/2000          61.0459
 SOUTHLAKE                  TX   76092-0000   $3,040.29            08/01/2030          SEP2000             $0.00
 50465840                        8.000        $289,000.00          $288,806.09         $288,806.09         09/01/2000
 FREEMAN, RHONDA L                            07/07/2000           360                 Primary Residence   Purchase
 3857 KOSSUTH                                 Select               N                   09/01/2000          79.9639
 LAKE ORION                 MI   48360-0000   $2,120.58            08/01/2030          SEP2000             $0.00
 50466240                        8.250        $383,750.00          $383,258.90         $383,010.81         08/01/2000
 GIBSON, DONALD E                             06/15/2000           360                 Primary Residence   Purchase
 94 CIRCLE COURT                              Standard             N                   10/01/2000          79.9941
 MISSION VIEJO              CA   92692-0000   $2,882.99            07/01/2030          SEP2000             $0.00

 50468880                        8.625        $397,000.00          $396,765.61         $396,765.61         09/01/2000
 WINZ, STEFAN                                 07/31/2000           360                 Primary Residence   Purchase
 48  VILLAGE ROAD                             Standard             N                   09/01/2000          74.9057
 FLORHAM PARK               NJ   07932-0000   $3,087.83            08/01/2030          SEP2000             $0.00
 50469940                        8.875        $400,000.00          $399,775.75         $399,775.75         09/01/2000
 POE, FRED J                                  07/17/2000           360                 Second Home         Refinance
 3872 IRIS DR                                 Select               N                   09/01/2000          80
 EAST TAWAS                 MI   48730-0000   $3,182.58            08/01/2030          SEP2000             $0.00
 50470500                        8.500        $316,800.00          $316,414.80         $316,414.80         08/01/2000
 COLLIER, GARY W                              06/27/2000           360                 Primary Residence   Purchase
 789 WEST KENILWORTH AVE                      Standard             N                   09/01/2000          80
 PALATINE                   IL   60067-6033   $2,435.92            07/01/2030          SEP2000             $0.00

 50472890                        8.875        $400,000.00          $399,775.75         $399,775.75         09/01/2000
 STOICO, RICHARD F                            07/17/2000           360                 Second Home         Purchase
 24 PATRICIAN SHORES                          Standard             N                   09/01/2000          67.2269
 MEREDITH                   NH   03253-0000   $3,182.58            08/01/2030          SEP2000             $0.00
 50473360                        8.875        $310,500.00          $309,949.09         $309,949.09         08/01/2000
 GAVAGHAN, COLLEEN B                          06/29/2000           360                 Primary Residence   Purchase
 1353 PLAYERS CLUB CIRCLE                     Standard             N                   09/01/2000          90
 GULF BREEZE                FL   32561-0000   $2,470.48            07/01/2030          SEP2000             $201.48
 50474150                        9.000        $368,000.00          $367,596.45         $367,596.45         08/01/2000
 SCHMIDT, EDWARD B                            06/23/2000           360                 Primary Residence   Purchase
 234 MUIR RD                                  Standard             N                   09/01/2000          80
 GROSSE POINTE FARMS        MI   48236-0000   $2,961.02            07/01/2030          SEP2000             $0.00

 50475140                        8.000        $270,000.00          $269,636.45         $269,636.45         08/01/2000
 REAVES, DAVID S                              06/29/2000           360                 Primary Residence   Purchase
 735 OLD HUNT WAY                             VIP Relocation       N                   09/01/2000          68.4411
 HERNDON                    VA   20170-0000   $1,981.17            07/01/2030          SEP2000             $0.00
 50475550                        7.875        $284,000.00          $283,607.82         $283,607.82         08/01/2000
 CUSTODIO, JOE D                              07/06/2000           360                 Primary Residence   Purchase
 1201 MIDPINE AVENUE                          Standard             N                   09/01/2000          80
 SAN JOSE                   CA   95122-0000   $2,059.20            07/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50476040                        8.625        $276,000.00          $275,672.93         $275,672.93         08/01/2000
 BENDIX, MICHAEL L                            06/22/2000           360                 Primary Residence   Purchase
 14610 153RD STREET EAST                      Standard             N                   09/01/2000          80
 ORTING                     WA   98360-0000   $2,146.70            07/01/2030          SEP2000             $0.00
 50476810                        8.500        $340,000.00          $339,793.92         $339,793.92         09/01/2000
 STAHL, GLENN E                               07/05/2000           360                 Primary Residence   Purchase
 3127 RIDGE RD                                Standard             N                   09/01/2000          77.2727
 WHITE LAKE                 MI   48383-0000   $2,614.31            08/01/2030          SEP2000             $0.10
 50477210                        8.000        $300,000.00          $299,595.97         $299,391.98         08/01/2000
 HORMOZI, EMIL                                07/05/2000           360                 Primary Residence   Purchase
 12400 MARVA AVENUE                           Stated Income        N                   10/01/2000          80
 LOS ANGELES                CA   91344-1526   $2,201.30            07/01/2030          SEP2000             $0.08

 50477610                        8.625        $340,000.00          $339,597.08         $339,597.08         08/01/2000
 RICHARD, ANDREW                              06/30/2000           360                 Primary Residence   Purchase
 202 PEPPERBUSH LANE                          Standard             N                   09/01/2000          66.9411
 LOUISVILLE                 KY   40207-0000   $2,644.49            07/01/2030          SEP2000             $0.00
 50477820                        7.875        $297,400.00          $297,195.33         $297,195.33         09/01/2000
 GIBERT, JOHN A                               07/31/2000           360                 Primary Residence   Purchase
 29286 STILLWATER                             Select               N                   09/01/2000          79.9892
 FARMINGTON                 MI   48334-0000   $2,156.36            08/01/2030          SEP2000             $0.00
 50477870                        8.625        $586,250.00          $585,903.87         $585,903.87         09/01/2000
 PUFFER, JAMES                                07/28/2000           360                 Primary Residence   Purchase
 2432 GOLF BROOK DRIVE                        Standard             N                   09/01/2000          67
 WELLINGTON                 FL   33414-0000   $4,559.80            08/01/2030          SEP2000             $0.00

 50478000                        8.125        $274,400.00          $274,006.33         $274,006.33         08/01/2000
 LIMBECK, GREGORY A                           06/14/2000           360                 Primary Residence   Purchase
 1753 E MALLORY STREET                        Standard             N                   09/01/2000          80
 MESA                       AZ   85203-0000   $2,037.42            07/01/2030          SEP2000             $33.45
 50478500                        7.875        $288,000.00          $287,801.80         $287,801.80         09/01/2000
 FLUHRER, DERRICK A                           07/05/2000           360                 Primary Residence   Purchase
 2008 NE 211TH AVENUE                         Relocation           Y                   09/01/2000          90
 REDMOND                    WA   98053-6334   $2,088.20            08/01/2030          SEP2000             $0.00
 50478650                        8.250        $308,000.00          $307,232.37         $307,232.37         08/01/2000
 NADJAR, HOSSEIN H                            06/27/2000           360                 Primary Residence   Refinance
 5256 PARKFIELD LANE                          Select               N                   09/01/2000          80
 LA VERNE                   CA   91750-0000   $2,313.91            07/01/2030          SEP2000             $373.46

 50481610                        8.250        $547,920.00          $547,570.61         $547,570.61         09/01/2000
 DEHART, GARY G                               07/10/2000           360                 Primary Residence   Purchase
 20510 BETHELWOOD LANE                        Super Select         N                   09/01/2000          80
 CORNELIUS                  NC   28031-0000   $4,116.34            08/01/2030          SEP2000             $0.00
 50481720                        8.000        $300,000.00          $299,596.06         $299,596.06         08/01/2000
 PICKETT, MARK R                              06/30/2000           360                 Primary Residence   Purchase
 511 SW 1ST AVENUE                            Standard             N                   09/01/2000          80
 CRYSTAL RIVER              FL   34429-0000   $2,201.30            07/01/2030          SEP2000             $0.00
 50483380                        7.625        $485,500.00          $485,148.61         $485,148.61         09/01/2000
 BASTIEN, JOSEPH P                            07/12/2000           360                 Primary Residence   Purchase
 15515 RED COACH ROAD                         Relocation           N                   09/01/2000          71.5022
 EDMOND                     OK   73013-0000   $3,436.34            08/01/2030          SEP2000             $0.00

 50483620                        8.875        $291,600.00          $291,600.00         $291,436.51         10/01/2000
 MASSARO, MICHAEL A                           08/28/2000           360                 Primary Residence   Purchase
 9 HEREFORD ROAD                              Standard             N                   10/01/2000          80
 MARBLEHEAD                 MA   01945-0000   $2,320.11            09/01/2030          SEP2000             $0.00
 50484460                        8.250        $268,000.00          $267,636.96         $267,636.96         08/01/2000
 FAHEY, ALBERT J                              06/23/2000           360                 Primary Residence   Purchase
 17815 STONE RIDGE DRIVE                      Standard             N                   09/01/2000          80
 GAITHERSBURG               MD   20878-0000   $2,013.40            07/01/2030          SEP2000             $20.07
 50484940                        8.125        $281,600.00          $281,415.79         $281,415.79         09/01/2000
 TANG, ELAINE                                 07/17/2000           360                 Primary Residence   Purchase
 1963 PEACEFUL HILLS ROAD                     Standard             N                   09/01/2000          80
 WALNUT                     CA   91789-0000   $2,090.88            08/01/2030          SEP2000             $0.00

 50485330                        8.500        $281,200.00          $281,029.64         $281,029.64         09/01/2000
 ATKINS, KAREN L                              07/07/2000           360                 Primary Residence   Purchase
 130 MOUNTAIN SHOALS ROAD                     VIP Relocation       N                   09/01/2000          80
 ROSWELL                    GA   30075-0000   $2,162.19            08/01/2030          SEP2000             $0.00
 50485650                        8.625        $374,400.00          $373,887.32         $373,887.32         08/01/2000
 SANDER, JULIE A                              06/29/2000           360                 Primary Residence   Purchase
 658 GLEN EAGLES DRIVE                        Standard             N                   09/01/2000          80
 HIGHLAND                   MI   48357-4778   $2,912.05            07/01/2030          SEP2000             $68.99



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50485700                        8.250        $476,000.00          $475,390.85         $475,390.85         08/01/2000
 IWATA, WALLACE K                             06/27/2000           360                 Primary Residence   Purchase
 3225 SHELBY DRIVE                            Select               N                   09/01/2000          70
 LOS ANGELES                CA   90035-0000   $3,576.03            07/01/2030          SEP2000             $0.00
 50485940                        7.875        $690,000.00          $689,525.15         $689,525.15         09/01/2000
 ELLIS, CRAIG M                               07/12/2000           360                 Primary Residence   Purchase
 2443 SUNNYSIDE RIDGE ROAD                    VIP Relocation       N                   09/01/2000          71.875
 RANCHO PALOS VERDES        CA   90275-0000   $5,002.98            08/01/2030          SEP2000             ($0.01)
 50485980                        8.625        $349,182.00          $348,971.92         $348,971.92         09/01/2000
 BROOKS, MINTON L                             07/14/2000           360                 Primary Residence   Purchase
 3165 MARTINIQUE AVE                          Standard             N                   09/01/2000          75
 BOULDER                    CO   80301-0000   $2,715.91            08/01/2030          SEP2000             $3.92

 50486060                        8.125        $277,600.00          $277,223.49         $277,223.49         08/01/2000
 CORBELL, RORY V                              06/30/2000           360                 Primary Residence   Purchase
 2127 SUMMERLAND DRIVE                        Standard             N                   09/01/2000          80
 RICHMOND                   TX   77469-0000   $2,061.18            07/01/2030          SEP2000             $12.09
 50486910                        8.500        $291,650.00          $291,295.37         $291,295.37         08/01/2000
 LANGILLE, CHRISTOPHER T                      06/23/2000           360                 Second Home         Purchase
 409 HIGHLAND HOUSE                           Standard             N                   09/01/2000          79.9848
 SNOWSHOE                   WV   26209-0000   $2,242.54            07/01/2030          SEP2000             $0.01
 50486980                        7.875        $280,000.00          $280,000.00         $279,807.30         10/01/2000
 RUDOLPH, JESS                                08/08/2000           360                 Primary Residence   Purchase
 191 NORTH MARGINAL ROAD                      Standard             N                   10/01/2000          80
 JERICHO                    NY   11753-0000   $2,030.20            09/01/2030          SEP2000             $0.00

 50487510                        8.500        $520,000.00          $519,684.97         $519,684.97         09/01/2000
 CHONG, SAEHO                                 07/28/2000           360                 Primary Residence   Purchase
 293 RIDGEVIEW ROAD                           Standard             N                   09/01/2000          80
 PRINCETON                  NJ   08540-0000   $3,998.36            08/01/2030          SEP2000             $0.00
 50489260                        8.125        $385,000.00          $384,748.15         $384,748.15         09/01/2000
 SEASHOLTZ, ERIC L                            07/10/2000           360                 Primary Residence   Purchase
 10600 UNITY LANE                             Select               N                   09/01/2000          79.3814
 POTOMAC                    MD   20854-0000   $2,858.62            08/01/2030          SEP2000             $0.00
 50489290                        8.000        $472,000.00          $471,683.30         $471,683.30         09/01/2000
 GREEN, JAMES H                               07/19/2000           360                 Primary Residence   Purchase
 26941 GRAYSLAKE ROAD                         Select               N                   09/01/2000          80
 RANCH PALOS VERDES         CA   90275-0000   $3,463.37            08/01/2030          SEP2000             $0.00

 50491550                        8.750        $448,000.00          $447,482.62         $447,482.62         08/01/2000
 MORRIS, STEPHEN N                            07/03/2000           360                 Primary Residence   Purchase
 2578 SOUTH XENOPHON STREET                   Standard             N                   09/01/2000          80
 LAKEWOOD                   CO   80228-0000   $3,524.42            07/01/2030          SEP2000             ($0.01)
 50492600                        8.250        $396,000.00          $395,344.47         $395,344.47         08/01/2000
 CRAMER, GEORGE H                             06/16/2000           360                 Primary Residence   Purchase
 3508 HAYNIE AVENUE                           Standard             N                   09/01/2000          80
 DALLAS                     TX   75205-0000   $2,975.02            07/01/2030          SEP2000             $148.75
 50492940                        8.500        $308,000.00          $307,813.41         $307,813.41         09/01/2000
 KUBICKI, SCOTT A                             07/07/2000           360                 Primary Residence   Purchase
 3638 CHARLWOOD DRIVE                         Select               N                   09/01/2000          80
 ROCHESTER HILLS            MI   48306-0000   $2,368.26            08/01/2030          SEP2000             $0.00

 50493920                        8.250        $359,900.00          $359,670.50         $359,670.50         09/01/2000
 LAUFFER, BRAD M                              07/21/2000           360                 Primary Residence   Purchase
 7260 FOREST RIDGE CIRCLE                     Standard             N                   09/01/2000          79.9956
 CASTLE ROCK                CO   80104-0000   $2,703.81            08/01/2030          SEP2000             $0.00
 50494290                        8.125        $294,262.00          $293,875.72         $293,875.72         08/01/2000
 DUHAMEL, STANLEY THOMAS                      06/26/2000           360                 Primary Residence   Purchase
 337 BEACHWOOD LANE                           Standard             N                   09/01/2000          94.9998
 COPPELL                    TX   75019-0000   $2,184.89            07/01/2030          SEP2000             ($0.01)
 50496360                        8.375        $520,000.00          $519,351.32         $519,351.32         08/01/2000
 TORTORICH, JOSEPH P                          06/28/2000           360                 Primary Residence   Purchase
 1168 SAFETY HARBOR COVE                      Select               N                   09/01/2000          80
 OLD HICKORY                TN   37138-0000   $3,952.38            07/01/2030          SEP2000             $0.00

 50496820                        8.500        $276,000.00          $276,000.00         $276,000.00         10/01/2000
 PRICE, KEVIN R                               08/16/2000           360                 Primary Residence   Purchase
 2067 HOOD DRIVE                              Standard             N                   09/01/2000          80
 THOUSAND OAKS              CA   91362-0000   $2,122.21            09/01/2030          SEP2000             $0.00
 50497500                        8.375        $400,000.00          $399,751.38         $399,501.02         09/01/2000
 MCDONALD, BRIAN P                            07/26/2000           360                 Primary Residence   Refinance
 510 QUEENSFERRY ROAD                         Standard             N                   10/01/2000          80
 CARY                       NC   27511-0000   $3,040.29            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50500090                        8.625        $304,000.00          $303,820.51         $303,820.51         09/01/2000
 STOCKDALE, JOHN D                            07/14/2000           360                 Primary Residence   Purchase
 16242 SUN SUMMIT DRIVE                       Standard             N                   09/01/2000          95
 RIVERSIDE                  CA   92503-0000   $2,364.49            08/01/2030          SEP2000             $0.00
 50500730                        8.125        $325,000.00          $324,787.40         $324,573.36         09/01/2000
 DALE, BRIAN HYLTON                           07/25/2000           360                 Primary Residence   Purchase
 16097 W ELLSWORTH LANE                       Standard             N                   10/01/2000          68.2773
 GOLDEN                     CO   80401-0000   $2,413.12            08/01/2030          SEP2000             $0.00
 50502670                        9.250        $292,400.00          $292,095.65         $292,095.65         08/01/2000
 HOLLAENDER, ROBERT P                         06/28/2000           360                 Second Home         Purchase
 402 HIGHLAND HOUSE                           Standard             N                   09/01/2000          89.9969
 SNOWSHOE                   WV   26209-0000   $2,405.51            07/01/2030          SEP2000             ($0.01)

 50503320                        7.875        $300,300.00          $300,093.33         $300,093.33         09/01/2000
 HERRICK, TIMOTHY J                           07/27/2000           360                 Primary Residence   Purchase
 4511 BOXWOOD COURT                           Select               N                   09/01/2000          72.4767
 ROCHESTER                  MI   48306-0000   $2,177.39            08/01/2030          SEP2000             $0.00
 50503660                        8.250        $300,000.00          $299,808.70         $299,808.70         09/01/2000
 FAXON, RICHARD W                             07/17/2000           360                 Primary Residence   Purchase
 16544 CALLE PULIDO                           Standard             N                   09/01/2000          69.7674
 SAN DIEGO                  CA   92128-0000   $2,253.80            08/01/2030          SEP2000             $0.00
 50503700                        8.500        $719,200.00          $718,325.52         $718,325.52         08/01/2000
 WERNET, DEBBIE S                             06/30/2000           360                 Primary Residence   Purchase
 1401 CALUMET STREET ##604                    Standard             N                   09/01/2000          80
 HOUSTON                    TX   77056-0000   $5,530.03            07/01/2030          SEP2000             $0.00

 50503940                        7.875        $434,900.00          $434,600.70         $434,600.70         09/01/2000
 RICHARD, WILLIAM F                           07/17/2000           360                 Primary Residence   Purchase
 2 GILDED POND PL                             Select               N                   09/01/2000          79.8128
 THE WOODLANDS              TX   77381-6456   $3,153.33            08/01/2030          SEP2000             $0.00
 50504020                        8.000        $265,000.00          $264,822.19         $264,822.19         09/01/2000
 SITKOFF, HARVARD                             07/21/2000           360                 Primary Residence   Purchase
 1 MOODY POINT #A                             Standard             N                   09/01/2000          74.9859
 NEWMARKET                  NH   03857-0000   $1,944.48            08/01/2030          SEP2000             $0.00
 50505290                        7.750        $280,800.00          $280,601.81         $280,601.81         09/01/2000
 QUINN, PATRICK D                             07/28/2000           360                 Primary Residence   Purchase
 45528 MUIRFIELD                              Standard             N                   09/01/2000          80
 CANTON                     MI   48187-0000   $2,011.69            08/01/2030          SEP2000             $0.00

 50505920                        7.875        $540,000.00          $539,254.30         $539,254.30         08/01/2000
 SMITH, RJ                                    06/28/2000           360                 Primary Residence   Purchase
 667 ST JOHN STREET                           Relocation           N                   09/01/2000          80
 PLEASANTON                 CA   94566-6536   $3,915.38            07/01/2030          SEP2000             $0.00
 50506740                        7.750        $300,000.00          $300,000.00         $300,000.00         10/01/2000
 ATCHUE, JON W                                08/07/2000           360                 Primary Residence   Purchase
 846 N ELMWOOD                                VIP Relocation       N                   09/01/2000          80
 OAK PARK                   IL   60302-0000   $2,149.24            09/01/2030          SEP2000             $0.00
 50507850                        8.125        $295,920.00          $295,726.42         $295,726.42         09/01/2000
 SCZEKAN, MICHAEL                             07/27/2000           360                 Primary Residence   Purchase
 8267 SOUTH XENIA COURT                       Standard             N                   09/01/2000          80
 ENGLEWOOD                  CO   80112-3346   $2,197.20            08/01/2030          SEP2000             $0.01

 50508000                        8.250        $300,000.00          $299,217.98         $298,822.93         08/01/2000
 BONILLA, FAROUK                              06/23/2000           360                 Primary Residence   Purchase
 7 ALDEN GLEN DRIVE                           Standard             N                   10/01/2000          80
 WEBSTER                    NY   14580-0000   $2,253.80            07/01/2030          SEP2000             $398.10
 50508760                        7.750        $312,700.00          $312,700.00         $312,479.29         10/01/2000
 BROWNFIELD, NEAL R                           08/10/2000           360                 Primary Residence   Purchase
 44669 SPRING HILL ROAD                       Select               N                   10/01/2000          64.0857
 NORTHVILLE                 MI   48167-0000   $2,240.23            09/01/2030          SEP2000             $0.00
 50509260                        8.125        $450,000.00          $449,705.63         $449,705.63         09/01/2000
 MALONEY, PHILIP D                            08/01/2000           360                 Second Home         Purchase
 2522 MEDINA CIRCLE                           Standard             N                   09/01/2000          90
 MEDINA                     WA   98039-0000   $3,341.24            08/01/2030          SEP2000             $0.01

 50511070                        8.375        $810,000.00          $808,989.56         $808,989.56         08/01/2000
 MILLER, ORVILLE C                            06/26/2000           360                 Second Home         Purchase
 800 BOOTJACK LAKE ROAD                       Standard             N                   09/01/2000          67.5
 WHITEFISH                  MT   59937-0000   $6,156.59            07/01/2030          SEP2000             $0.00
 50514770                        8.375        $350,000.00          $349,782.45         $349,782.45         09/01/2000
 LEVY, ROBERT G                               07/17/2000           360                 Primary Residence   Purchase
 4016 PARKWOOD CT                             Standard             N                   09/01/2000          58.1395
 BLOOMFIELD                 MI   48301-3967   $2,660.26            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50515330                        8.750        $261,350.00          $261,199.63         $261,199.63         09/01/2000
 CORSIGLIA, JAMES A                           07/26/2000           360                 Primary Residence   Refinance
 6459 SOUTHAMPTON                             Standard             N                   09/01/2000          89.5034
 INDEPENDENCE TWP           MI   48346-0000   $2,056.05            08/01/2030          SEP2000             $0.00
 50515820                        8.875        $409,500.00          $409,270.42         $409,270.42         09/01/2000
 MACALUSO, CLAUDE                             07/26/2000           360                 Primary Residence   Refinance
 3 LARK LANE                                  Standard             N                   09/01/2000          70
 MONTVALE                   NJ   07645-0000   $3,258.17            08/01/2030          SEP2000             $0.00
 50516410                        8.750        $175,500.00          $175,399.03         $175,399.03         09/01/2000
 LUBLINE, LAURA C                             07/19/2000           360                 Primary Residence   Purchase
 7129 WEST PHILLIPS AVENUE                    Stated Income        N                   09/01/2000          65.1206
 LITTLETON                  CO   80128-0000   $1,380.66            08/01/2030          SEP2000             $0.00

 50516610                        8.250        $370,000.00          $369,526.50         $369,526.50         08/01/2000
 SIMON, MARK S                                07/10/2000           360                 Primary Residence   Refinance
 4885 SOUTH POINT                             Standard             N                   09/01/2000          63.2479
 BYRON                      CA   94514-0000   $2,779.69            07/01/2030          SEP2000             $0.00
 50517910                        8.500        $399,000.00          $398,758.28         $398,758.28         09/01/2000
 SANTINI, LEAH FERN                           07/19/2000           360                 Primary Residence   Purchase
 1412 ETHRIDGE                                Stated Income        N                   09/01/2000          75
 AUSTIN                     TX   78703-0000   $3,067.97            08/01/2030          SEP2000             $0.00
 50518360                        8.500        $295,900.00          $295,720.74         $295,720.74         09/01/2000
 KELLY, THOMAS P                              07/26/2000           360                 Primary Residence   Purchase
 2313 COLLEEN COURT                           Standard             N                   09/01/2000          79.9946
 CARROLLTON                 TX   75007-0000   $2,275.22            08/01/2030          SEP2000             $0.00

 50518650                        8.250        $542,360.00          $542,014.16         $542,014.16         09/01/2000
 HOLLENDER, JEFFREY ROBERT                    07/29/2000           360                 Primary Residence   Purchase
 2912 229TH STREET                            Select               N                   09/01/2000          80
 TORRANCE                   CA   90505-0000   $4,074.57            08/01/2030          SEP2000             ($0.01)
 50519350                        7.875        $317,900.00          $317,900.00         $317,900.00         10/01/2000
 STROHSCHEIN, JEFFREY A                       08/07/2000           360                 Primary Residence   Purchase
 5028 ASHFORD ROAD                            Relocation           N                   09/01/2000          89.9955
 CLARKSTON                  MI   48348-0000   $2,305.00            09/01/2030          SEP2000             $0.00
 50521350                        7.875        $520,000.00          $520,000.00         $519,642.13         10/01/2000
 ROSNER, PAUL M                               08/03/2000           360                 Primary Residence   Purchase
 5261 CRYSTAL CREEK LANE                      Select               N                   10/01/2000          80
 WASHINGTON TOWNSHIP        MI   48094-2672   $3,770.37            09/01/2030          SEP2000             $0.00

 50521960                        8.375        $367,500.00          $367,271.57         $367,041.55         09/01/2000
 MCGILL, DAVID T                              07/18/2000           360                 Primary Residence   Purchase
 56 PLAYA AZUL ##106                          Standard             N                   10/01/2000          70
 AVALON                     CA   90704-0000   $2,793.27            08/01/2030          SEP2000             $0.00
 50522940                        8.000        $300,000.00          $299,798.70         $299,798.70         09/01/2000
 FUDGE, JACK D                                07/17/2000           360                 Primary Residence   Purchase
 3233 MUNRAS PLACE                            VIP Relocation       N                   09/01/2000          66.0793
 SAN RAMON                  CA   94583-3039   $2,201.30            08/01/2030          SEP2000             $0.00
 50523010                        7.875        $272,000.00          $271,812.81         $271,624.39         09/01/2000
 PARCELL, ROBERT C                            07/14/2000           360                 Primary Residence   Purchase
 9885 BRIDGE LAKE ROAD                        Select               N                   10/01/2000          80
 SPRINGFIELD                MI   48084-0000   $1,972.19            08/01/2030          SEP2000             $0.00

 50525040                        8.750        $294,025.00          $293,855.83         $293,855.83         09/01/2000
 WILSON, LISA K                               07/31/2000           360                 Primary Residence   Purchase
 42792 SAGER LANE                             Standard             N                   09/01/2000          95
 PARKER                     CO   80138-0000   $2,313.10            08/01/2030          SEP2000             $0.00
 50525180                        7.875        $460,000.00          $459,683.43         $459,683.43         09/01/2000
 PURCARO, THOMAS                              07/31/2000           360                 Primary Residence   Purchase
 3 CROOKED COTTAGE COURT                      Standard             N                   09/01/2000          69.697
 CENTERPORT                 NY   11721-0000   $3,335.32            08/01/2030          SEP2000             $0.00
 50527210                        8.500        $360,000.00          $359,781.91         $359,781.91         09/01/2000
 RHODES, RANDALL                              07/26/2000           360                 Primary Residence   Refinance
 RT 2 BOX 53E                                 Standard             N                   09/01/2000          80
 JACKSBORO                  TX   76458-0000   $2,768.09            08/01/2030          SEP2000             $0.00

 50527540                        8.125        $320,000.00          $319,790.67         $319,790.67         09/01/2000
 HARRISON, STEPHEN BRIAN                      07/31/2000           360                 Primary Residence   Purchase
 5921 DAVENHILL DRIVE                         Relocation           N                   09/01/2000          58.9862
 PLANO                      TX   75093-0000   $2,376.00            08/01/2030          SEP2000             $0.00
 50528060                        8.500        $300,000.00          $299,818.25         $299,818.25         09/01/2000
 ADAMS, STEVEN M                              07/28/2000           360                 Primary Residence   Purchase
 12 RAMAPO MOUNTAIN DRIVE                     Standard             N                   09/01/2000          76.9231
 WANAQUE                    NJ   07465-0000   $2,306.75            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50528760                        8.000        $260,000.00          $259,825.54         $259,825.54         09/01/2000
 COLANGELO, STEPHEN J                         07/14/2000           360                 Primary Residence   Purchase
 10723 NW 54 PLACE                            Standard             N                   09/01/2000          72.2222
 CORAL SPRINGS              FL   33067-0000   $1,907.79            08/01/2030          SEP2000             $0.00
 50530220                        8.250        $440,000.00          $439,719.42         $439,719.42         09/01/2000
 COLLIER, DOUGLAS J                           07/24/2000           360                 Primary Residence   Purchase
 1173 PURDUE DRIVE                            Standard             N                   09/01/2000          80
 LONGMONT                   CO   80503-0000   $3,305.58            08/01/2030          SEP2000             $0.00
 50531540                        8.625        $262,300.00          $262,145.13         $262,145.13         09/01/2000
 CHELLURY, NARSINGARAO S                      07/28/2000           360                 Primary Residence   Purchase
 2739 FOX WOODS LANE                          Standard             N                   09/01/2000          94.9898
 ROCHESTER HILLS            MI   48307-0000   $2,040.15            08/01/2030          SEP2000             $0.00

 50531660                        7.625        $348,000.00          $347,748.12         $347,494.64         09/01/2000
 RIDGWAY, ANDREW                              07/27/2000           360                 Primary Residence   Purchase
 1161 WALNUT GROVE                            Select               N                   10/01/2000          80
 ROCHESTER HILLS            MI   48306-4173   $2,463.13            08/01/2030          SEP2000             $0.00
 50532640                        9.000        $395,000.00          $395,000.00         $395,000.00         10/01/2000
 AGUILAR, RUBEN                               08/10/2000           360                 Primary Residence   Refinance
 25 FRANKLIN DRIVE                            Standard             N                   09/01/2000          56.4286
 BELLE MEAD                 NJ   08502-4923   $3,178.26            09/01/2030          SEP2000             $0.00
 50532790                        8.000        $313,500.00          $313,289.64         $313,289.64         09/01/2000
 INGIOSI, FRANK V                             07/21/2000           360                 Primary Residence   Purchase
 2100 KRISTIN DRIVE                           Relocation           N                   09/01/2000          95
 TROY                       MI   48084-0000   $2,300.36            08/01/2030          SEP2000             $0.00

 50534060                        7.875        $297,000.00          $296,795.60         $296,795.60         09/01/2000
 KERRICK, JAY S                               07/26/2000           360                 Primary Residence   Purchase
 11048 WEST BROOKS LANE                       Select               N                   09/01/2000          61.7464
 PLYMOUTH                   MI   48170-3474   $2,153.46            08/01/2030          SEP2000             $0.00
 50534360                        8.875        $272,650.00          $272,481.09         $272,481.09         09/01/2000
 STEWART, STANLEY J                           07/25/2000           360                 Primary Residence   Purchase
 4407 OLD RIVER STREET                        Standard             N                   09/01/2000          95
 OCEANSIDE                  CA   92057-0000   $2,169.33            08/01/2030          SEP2000             $16.05
 50538120                        8.375        $447,900.00          $447,341.25         $447,341.26         08/01/2000
 ANDERSON, JEFFEREY L                         06/30/2000           360                 Second Home         Purchase
 11790 E BIG COTTONWOOD CANYON ROAD           Standard             N                   09/01/2000          79.9964
 SALT LAKE CITY             UT   84121-0000   $3,404.37            07/01/2030          SEP2000             $0.00

 50539270                        7.875        $377,900.00          $377,379.97         $377,379.97         09/01/2000
 BRENNAN, JENNIFER A                          07/21/2000           360                 Primary Residence   Purchase
 39365 LILY COURT                             Select               N                   09/01/2000          71.5855
 FARMINGTON HILLS           MI   48331-0000   $2,740.04            08/01/2030          SEP2000             $259.96
 50541900                        7.875        $342,000.00          $342,000.00         $342,000.00         10/01/2000
 SHUNIA, RONALD J                             08/02/2000           360                 Primary Residence   Purchase
 1875 KINSEL COURT                            Standard             N                   09/01/2000          80
 COMMERCE TOWNSHIP          MI   48382-0000   $2,479.74            09/01/2030          SEP2000             $0.00
 50542410                        8.250        $287,350.00          $287,166.76         $286,982.26         09/01/2000
 NEWITTS, WAYNE F                             07/28/2000           360                 Primary Residence   Purchase
 8251 SW 187TH AVENUE                         Standard             N                   10/01/2000          94.9917
 BEAVERTON                  OR   97007-0000   $2,158.77            08/01/2030          SEP2000             $0.00

 50542600                        7.625        $464,000.00          $463,664.16         $463,664.16         09/01/2000
 HABERMAS, STEPHEN C                          07/25/2000           360                 Primary Residence   Purchase
 935 LUPIN WAY                                Select               N                   09/01/2000          80
 SAN CARLOS                 CA   94070-3745   $3,284.17            08/01/2030          SEP2000             $0.00
 50543630                        8.750        $66,750.00           $66,711.59          $66,711.59          09/01/2000
 GARCIA, KARLA ELIZABETH                      07/28/2000           360                 Primary Residence   Purchase
 2577 HANA STREET                             Stated Income        N                   09/01/2000          75
 HILO                       HI   96720-0000   $525.13              08/01/2030          SEP2000             $0.00
 50544460                        8.250        $294,400.00          $294,212.27         $294,212.27         09/01/2000
 WHITING, DAVID J                             07/17/2000           360                 Primary Residence   Purchase
 574 PINE STREET                              Relocation           N                   09/01/2000          80
 SOLVANG                    CA   93463-0000   $2,211.73            08/01/2030          SEP2000             $0.00

 50544880                        8.750        $352,000.00          $351,747.48         $351,493.12         09/01/2000
 IAVARONE, PASQUALE J                         07/20/2000           360                 Second Home         Purchase
 4908 CENTRAL AVENUE #FIRST FLOOR             Standard             N                   10/01/2000          80
 OCEAN CITY                 NJ   08226-0000   $2,769.19            08/01/2030          SEP2000             $50.00
 50546270                        7.625        $325,000.00          $324,764.77         $324,764.77         09/01/2000
 ASSAF, ALFRED F                              07/24/2000           360                 Primary Residence   Purchase
 4300 CHARING WAY                             Relocation           N                   09/01/2000          65.6566
 BLOOMFIELD HILLS           MI   48304-3000   $2,300.33            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50547730                        7.625        $706,400.00          $705,888.58         $705,888.58         09/01/2000
 SCOTT, DAVID C                               07/28/2000           360                 Primary Residence   Purchase
 5564 CARROLLTON COURT                        Relocation           N                   09/01/2000          64.3645
 OAKLAND TOWNSHIP           MI   48306-0000   $4,999.86            08/01/2030          SEP2000             $0.14
 50548220                        8.000        $303,200.00          $302,996.55         $302,996.55         09/01/2000
 SOLIMAN, SHAWKY A                            07/31/2000           360                 Primary Residence   Purchase
 9180 ARCADIA AVENUE                          Standard             N                   09/01/2000          80
 SAN GABRIEL                CA   91775-0000   $2,224.78            08/01/2030          SEP2000             $0.00
 50549070                        7.750        $287,000.00          $287,000.00         $287,000.00         10/01/2000
 OAKES, RICHARD E                             08/03/2000           360                 Primary Residence   Purchase
 6513 CALLE BONITA                            Select               N                   09/01/2000          67.5294
 EL PASO                    TX   79912-0000   $2,056.11            09/01/2030          SEP2000             $0.00

 50550430                        8.625        $280,700.00          $280,534.27         $280,534.27         09/01/2000
 MCKAY, WILLIAM                               07/26/2000           360                 Primary Residence   Refinance
 28457 JERRY PLACE                            Standard             N                   09/01/2000          93.5667
 SANTA CLARITA              CA   91401-0000   $2,183.26            08/01/2030          SEP2000             $0.00
 50551140                        8.500        $287,200.00          $287,026.01         $287,026.01         09/01/2000
 CLAPSADDLE, GEORGE A                         07/17/2000           360                 Primary Residence   Purchase
 412 FALLBROOK AVENUE                         Standard             N                   09/01/2000          80
 THOUSAND OAKS              CA   94133-0000   $2,208.32            08/01/2030          SEP2000             $0.00
 50552490                        8.250        $472,000.00          $471,699.02         $471,699.02         09/01/2000
 DUMONT, CHRISTOPHER J                        07/31/2000           360                 Primary Residence   Purchase
 21-23 PUTNAM STREET                          Standard             N                   09/01/2000          80
 NEWTON                     MA   02465-0000   $3,545.98            08/01/2030          SEP2000             $0.00

 50552880                        7.875        $470,000.00          $469,676.55         $469,676.55         09/01/2000
 ROBINSON, JOHN H                             07/27/2000           360                 Primary Residence   Purchase
 2316 HALEHAKA STREET                         Standard             N                   09/01/2000          70.1493
 HONOLULU                   HI   96821-0000   $3,407.83            08/01/2030          SEP2000             ($0.01)
 50553940                        8.375        $265,050.00          $264,885.25         $264,885.25         09/01/2000
 EVANS, JERRY S                               08/01/2000           360                 Primary Residence   Purchase
 18512 RANGE ROAD                             Standard             N                   09/01/2000          90
 JUSTIN                     TX   76247-0000   $2,014.58            08/01/2030          SEP2000             $0.00
 50554080                        8.375        $327,750.00          $327,546.28         $327,546.28         09/01/2000
 RIOS, GERARDO G                              08/03/2000           360                 Primary Residence   Purchase
 10109 INDUS COVE                             Standard             N                   09/01/2000          79.9901
 AUSTIN                     TX   78730-0000   $2,491.14            08/01/2030          SEP2000             $0.00

 50554440                        9.125        $407,500.00          $407,500.00         $407,500.00         10/01/2000
 PARLIN, ALLISON L                            08/24/2000           360                 Primary Residence   Purchase
 813 S COLUMBUS STREET                        Standard             N                   09/01/2000          94.9883
 ALEXANDRIA                 VA   22314-0000   $3,315.56            09/01/2030          SEP2000             $0.00
 50554740                        8.375        $294,400.00          $294,217.01         $294,217.01         09/01/2000
 CECCOLA, SAMUEL N                            07/14/2000           360                 Primary Residence   Purchase
 147 KATHLEEN LANE                            Standard             N                   09/01/2000          80
 WYOMISSING                 PA   19610-0000   $2,237.66            08/01/2030          SEP2000             $0.00
 50555270                        9.000        $349,500.00          $349,500.00         $349,500.00         10/01/2000
 BENNETT, RYAN L                              08/21/2000           360                 Primary Residence   Purchase
 14980 ELK MOUNTAIN ROAD                      Select               N                   09/01/2000          62.4665
 LITTLETON                  CO   80127-0000   $2,812.16            09/01/2030          SEP2000             $0.00

 50555960                        8.250        $287,900.00          $287,716.41         $287,716.41         09/01/2000
 LOSTRACCO, JEANETTE                          07/28/2000           360                 Primary Residence   Purchase
 1155 ALBION WAY                              Standard             N                   09/01/2000          79.9944
 BOULDER                    CO   80305-0000   $2,162.90            08/01/2030          SEP2000             $0.00
 50557020                        8.250        $272,800.00          $272,626.04         $272,626.04         09/01/2000
 BAYARD, BRADLEY K                            07/31/2000           360                 Second Home         Purchase
 2829-31 ASBURY AVENUE 2ND FLOOR              Standard             N                   09/01/2000          83.4761
 OCEAN CITY                 NJ   08226-0000   $2,049.46            08/01/2030          SEP2000             $0.00
 50557200                        8.375        $433,000.00          $432,730.86         $432,459.84         09/01/2000
 HARRAHY, MICHAEL J                           07/19/2000           360                 Primary Residence   Refinance
 7 POND VIEW CIRCLE                           Standard             N                   10/01/2000          78.7273
 NASHUA                     NH   03062-0000   $3,291.12            08/01/2030          SEP2000             $0.00

 50557290                        7.875        $359,250.00          $358,965.27         $358,965.27         09/01/2000
 JERVIS, GERARD A                             07/25/2000           360                 Primary Residence   Purchase
 660 AKOAKOA STREET                           Stated Income        N                   09/01/2000          75
 KAILUA                     HI   96734-0000   $2,604.82            08/01/2030          SEP2000             $37.49
 50557940                        8.375        $303,200.00          $303,200.00         $303,200.00         10/01/2000
 VICE, VIRGINIA                               08/10/2000           360                 Primary Residence   Purchase
 757 SHELBURNE FALLS ROAD                     Standard             N                   09/01/2000          80
 HINESBURG                  VT   05461-0000   $2,304.54            09/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50559200                        8.500        $416,000.00          $415,747.98         $415,747.98         09/01/2000
 OCHOA, ANALETTE                              07/19/2000           360                 Primary Residence   Purchase
 4987 HARBORD DRIVE                           Standard             N                   09/01/2000          80
 OAKLAND                    CA   94618-0000   $3,198.69            08/01/2030          SEP2000             $0.00
 50561190                        8.625        $263,850.00          $263,694.22         $263,694.22         09/01/2000
 MANSELL, STEVEN DALE                         08/04/2000           360                 Primary Residence   Purchase
 19235 REATA TRAIL                            Standard             N                   09/01/2000          79.9788
 SAN ANTONIO                TX   78258-0000   $2,052.20            08/01/2030          SEP2000             $0.00
 50562070                        8.500        $300,000.00          $299,818.25         $299,818.25         09/01/2000
 BURT, CHARLES W                              07/31/2000           360                 Primary Residence   Purchase
 931 WILD GINGER                              Standard             N                   09/01/2000          88.2353
 WEST CHICAGO               IL   60185-0000   $2,306.75            08/01/2030          SEP2000             $0.00

 50562170                        8.125        $361,000.00          $360,763.65         $360,763.65         09/01/2000
 WILD, MARK A                                 07/25/2000           360                 Primary Residence   Purchase
 13330 MURPHY ROAD                            Standard             N                   09/01/2000          95
 ELBERT                     CO   80106-0000   $2,680.42            08/01/2030          SEP2000             $0.20
 50564850                        7.500        $444,650.00          $444,229.06         $444,229.06         09/01/2000
 SAUNDERS, JOANNE L                           07/28/2000           360                 Primary Residence   Purchase
 7052 RIVER OAK COURT                         Select               N                   09/01/2000          79.9945
 CLARKSVILLE                MD   21029-0000   $3,109.06            08/01/2030          SEP2000             $90.94
 50565370                        8.250        $332,000.00          $332,000.00         $332,000.00         10/01/2000
 LEW, ROBERT                                  08/08/2000           360                 Primary Residence   Purchase
 40 ROCKLAND DRIVE                            Standard             N                   09/01/2000          80
 JERICHO                    NY   11753-1433   $2,494.21            09/01/2030          SEP2000             $0.00

 50565550                        8.375        $280,000.00          $279,825.96         $279,825.96         09/01/2000
 ROZZI, RICHARD C                             08/07/2000           360                 Primary Residence   Refinance
 7472 MICHAEL WAY                             Standard             N                   09/01/2000          80
 ROHNERT PARK               CA   94928-0000   $2,128.21            08/01/2030          SEP2000             $0.00
 50567560                        8.500        $291,400.00          $291,223.46         $291,045.67         09/01/2000
 ALBERT, THOMAS F                             08/09/2000           360                 Primary Residence   Refinance
 2028 WOODBURN AVENUE                         Standard             N                   10/01/2000          53.963
 THOUSAND OAKS              CA   91361-0000   $2,240.62            08/01/2030          SEP2000             $0.00
 50569540                        8.500        $432,800.00          $432,537.81         $432,537.81         09/01/2000
 MILLER, WILLIAM H                            07/28/2000           360                 Primary Residence   Purchase
 931 PARKVIEW LANE                            Standard             N                   09/01/2000          80
 SOUTHLAKE                  TX   76092-0000   $3,327.86            08/01/2030          SEP2000             $0.00

 50569870                        8.500        $276,500.00          $276,500.00         $276,500.00         10/01/2000
 DAVIS, ELMER E                               08/23/2000           360                 Primary Residence   Refinance
 10 GOLDEN STAR                               Standard             N                   09/01/2000          71.6321
 IRVINE                     CA   92604-0000   $2,126.05            09/01/2030          SEP2000             $0.00
 50569890                        8.125        $479,200.00          $478,886.53         $478,886.53         09/01/2000
 BURTON, JOHN T                               07/24/2000           360                 Primary Residence   Purchase
 25 HOWARD COURT                              Standard             N                   09/01/2000          80
 WALNUT CREEK               CA   94598-0000   $3,558.05            08/01/2030          SEP2000             $0.00
 50570680                        8.250        $298,775.00          $298,584.48         $298,584.48         09/01/2000
 MCLEOD, CURTIS R                             07/31/2000           360                 Primary Residence   Purchase
 12317 BRADFORD LANDING WAY                   Standard             N                   09/01/2000          95
 GLEN ALLEN                 VA   23060-0000   $2,244.60            08/01/2030          SEP2000             $0.00

 50573980                        8.875        $370,000.00          $370,000.00         $370,000.00         10/01/2000
 MCLAUGHLIN, JAMES R.                         08/09/2000           360                 Primary Residence   Refinance
 5725 PARKCREST DR                            Standard             N                   09/01/2000          74.7475
 LA VERNE                   CA   91750-0000   $2,943.89            09/01/2030          SEP2000             $0.00
 50575330                        8.250        $284,000.00          $284,000.00         $284,000.00         10/01/2000
 FARBER, CURTIS J                             08/09/2000           360                 Primary Residence   Refinance
 663 MONTCLAIR DR                             Standard             N                   09/01/2000          80
 SANTA ROSA                 CA   95409-0000   $2,133.60            09/01/2030          SEP2000             $0.00
 50576080                        8.000        $304,000.00          $303,483.89         $303,483.89         09/01/2000
 CARNAHAN, PATRICIA J                         07/26/2000           240                 Primary Residence   Purchase
 2915 LAKESIDE DRIVE                          Standard             N                   09/01/2000          80
 HIGHLAND VILLAGE           TX   75077-0000   $2,542.78            08/01/2020          SEP2000             $0.00

 50577280                        8.500        $275,000.00          $274,377.20         $274,761.44         09/01/2000
 DASILVA, JOSEPH D                            08/07/2000           360                 Primary Residence   Refinance
 4977 ESTHER DRIVE                            Standard             N                   09/01/2000          58.5106
 SAN JOSE                   CA   95124-5412   $2,114.52            08/01/2030          SEP2000             $456.20
 50580740                        8.000        $265,150.00          $264,972.09         $264,972.09         09/01/2000
 PREACHER, HUGH J                             07/31/2000           360                 Primary Residence   Purchase
 9701 HAWKS LANDING                           Select               N                   09/01/2000          79.9931
 FRISCO                     TX   75034-0000   $1,945.58            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 50584590                        8.250        $299,950.00          $299,950.00         $299,950.00         10/01/2000
 MANES, ROBERT S                              08/07/2000           360                 Primary Residence   Purchase
 23515 82ND AVE SE                            Standard             N                   09/01/2000          56.5997
 WOODINVILLE                WA   98072-0000   $2,253.43            09/01/2030          SEP2000             $0.00
 50589380                        8.250        $580,000.00          $580,000.00         $580,000.00         10/01/2000
 SHELDON, BENJAMIN H                          08/10/2000           360                 Second Home         Purchase
 70456 TWISTEDSTOCK                           Standard             N                   09/01/2000          80
 BLACK BUTTE RANCH          OR   97756-0000   $4,357.35            09/01/2030          SEP2000             $0.00
 50590830                        8.125        $400,000.00          $400,000.00         $400,000.00         10/01/2000
 HECK, SUZANNE B                              08/09/2000           360                 Primary Residence   Purchase
 960 SW 17TH STREET                           VIP Relocation       N                   09/01/2000          80
 BOCA RATON                 FL   33486-0000   $2,969.99            09/01/2030          SEP2000             $0.00

 50605820                        8.625        $342,000.00          $341,798.08         $341,798.08         09/01/2000
 REDMOND, BRIAN                               08/08/2000           360                 Primary Residence   Purchase
 3039 CAGES BEND ROAD                         Standard             N                   09/01/2000          95
 GALLATIN                   TN   37066-0000   $2,660.05            08/01/2030          SEP2000             ($0.01)
 50607370                        8.875        $301,550.00          $301,550.00         $301,550.00         10/01/2000
 DODGE, PETER                                 08/31/2000           360                 Primary Residence   Purchase
 167 CEDAR STREET                             Standard             N                   09/01/2000          94.9764
 CLINTON                    MA   01510-0000   $2,399.27            09/01/2030          SEP2000             $0.00
 50615340                        8.250        $400,000.00          $400,000.00         $400,000.00         10/01/2000
 NEUMANN, JOHN CLINTON                        08/10/2000           360                 Primary Residence   Purchase
 1588 HUNTERGLEN DRIVE                        Standard             N                   09/01/2000          86.8621
 ALEDO                      TX   76008-0000   $3,005.07            09/01/2030          SEP2000             $0.00

 50618150                        8.500        $375,000.00          $375,000.00         $375,000.00         10/01/2000
 ABNEY, STEPHEN E                             08/21/2000           360                 Primary Residence   Refinance
 961 PINE AVE                                 Standard             N                   09/01/2000          43.3526
 SAN JOSE                   CA   95125-2551   $2,883.43            09/01/2030          SEP2000             $0.00
 50624550                        8.500        $518,000.00          $518,000.00         $518,000.00         10/01/2000
 SUTTON, CHRISTOPHER D                        08/30/2000           360                 Primary Residence   Refinance
 430 CORRAL DE TIERRA ROAD                    Standard             N                   09/01/2000          70
 SALINAS                    CA   93908-0000   $3,982.98            09/01/2030          SEP2000             $0.00
 50630620                        8.500        $316,000.00          $316,000.00         $316,000.00         10/01/2000
 FREY, PETER W                                08/29/2000           360                 Primary Residence   Purchase
 14235 DICKENS 1                              Select               N                   09/01/2000          80
 SHERMAN OAKS               CA   91423-0000   $2,429.77            09/01/2030          SEP2000             $0.00

 50633040                        8.500        $480,000.00          $480,000.00         $480,000.00         10/01/2000
 VON MAUR, BURR                               08/25/2000           360                 Primary Residence   Purchase
 871 DIAMOND STREET                           Standard             N                   09/01/2000          80
 LAGUNA BEACH               CA   92651-0000   $3,690.79            09/01/2030          SEP2000             $0.00
 60001712                        7.625        $253,000.00          $250,075.06         $250,075.06         07/01/1999
 LEWIS, RICHARD                               05/27/1999           360                 Primary Residence   Refinance
 13720 GLEN OAKS BOULEVARD                    Standard             N                   09/01/2000          79.0625
 LOS ANGELES                CA   91342-0000   $1,790.72            06/01/2029          SEP2000             $52.60
 60001900                        8.000        $273,600.00          $273,045.58         $273,045.58         07/01/2000
 MCCARTHY, BRIAN W                            05/22/2000           360                 Primary Residence   Purchase
 264 90TH STREET                              Standard             N                   09/01/2000          80
 BROOKLYN                   NY   11209-0000   $2,007.58            06/01/2030          SEP2000             $0.00

 60002779                        8.875        $278,350.00          $277,878.38         $277,878.38         07/01/2000
 SANDERSON, JOHN R                            06/02/2000           360                 Primary Residence   Purchase
 13 N 563 GUNPOWDER                           Standard             N                   09/01/2000          95
 ELGIN                      IL   60123-0000   $2,214.68            06/01/2030          SEP2000             $0.00
 60002782                        7.625        $336,800.00          $336,310.91         $336,310.91         08/01/2000
 NOORDERGRAAF, ALEX                           06/05/2000           360                 Second Home         Purchase
 87 COLLINS BROOK ROAD                        Standard             N                   09/01/2000          80
 MEREDITH                   NH   03253-0000   $2,383.85            07/01/2030          SEP2000             $0.01
 60002806                        7.750        $336,000.00          $335,524.17         $335,524.17         08/01/2000
 DIELMAN, JEFFREY S                           06/29/2000           360                 Primary Residence   Purchase
 15 BARRINGTON LANE                           Standard             N                   09/01/2000          80
 CHESTER SPRINGS            PA   19425-0000   $2,407.15            07/01/2030          SEP2000             $0.00

 60002825                        7.875        $318,400.00          $317,157.70         $317,157.70         08/01/2000
 GOYAL, ANIL K                                06/09/2000           360                 Primary Residence   Purchase
 145 BROOKLINE STREET                         Standard             N                   09/01/2000          79.9998
 NEEDHAM                    MA   02192-0000   $2,308.62            07/01/2030          SEP2000             $802.62
 60002830                        8.250        $386,250.00          $385,506.01         $385,506.01         07/01/2000
 LEINWEBER, CAROL A                           05/26/2000           360                 Primary Residence   Purchase
 1835 WEST PATTERSON AVENUE                   Standard             N                   09/01/2000          75
 CHICAGO                    IL   60613-0000   $2,901.77            06/01/2030          OCT2000             ($0.01)



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 60002914                        8.625        $405,200.00          $404,467.32         $404,213.00         07/01/2000
 DAFTARY, CYRUS E                             06/01/2000           360                 Primary Residence   Purchase
 524 PARKER STREET                            Standard             N                   10/01/2000          80
 NEWTON                     MA   02459-0000   $3,151.61            06/01/2030          SEP2000             $9.83
 60002923                        8.500        $275,920.00          $275,584.50         $275,584.50         08/01/2000
 CARROLL, JOHN J                              06/28/2000           360                 Second Home         Purchase
 164 COPPER ROAD                              Standard             N                   09/01/2000          80
 COPPER MOUNTAIN            CO   80443-0000   $2,121.59            07/01/2030          SEP2000             $0.00
 60002937                        7.875        $295,900.00          $295,181.08         $295,181.08         07/01/2000
 DOLAN, JEANNE M                              06/02/2000           360                 Primary Residence   Purchase
 170 OLD BOLTON ROAD                          Standard             N                   09/01/2000          79.9946
 STOW                       MA   01775-0000   $2,145.49            06/01/2030          SEP2000             $103.96

 60002951                        8.625        $444,000.00          $443,473.84         $443,473.84         08/01/2000
 CONNOLLY III, WILLIAM J                      06/26/2000           360                 Primary Residence   Purchase
 38 WILLARD ROAD                              Standard             N                   09/01/2000          80
 WESTON                     MA   02493-0000   $3,453.39            07/01/2030          SEP2000             $0.00
 60002956                        8.625        $336,250.00          $335,851.53         $335,851.53         08/01/2000
 GARRETSON, WILLIAM D                         06/16/2000           360                 Primary Residence   Purchase
 28 ASHWOOD AVENUE                            Standard             N                   09/01/2000          79.1177
 WILMINGTON                 MA   01887-0000   $2,615.32            07/01/2030          SEP2000             $0.00
 60002971                        8.000        $312,000.00          $311,367.75         $311,367.75         07/01/2000
 HARRIS, WILLIAM L                            05/08/2000           360                 Primary Residence   Refinance
 83 ARNOLD DRIVE                              Standard             N                   09/01/2000          74.463
 NOVATO                     CA   94949-0000   $2,289.35            06/01/2030          SEP2000             $0.00

 60002973                        8.500        $432,000.00          $431,209.30         $431,209.30         07/01/2000
 BERGIN, CHRISTOPHER J                        05/30/2000           360                 Primary Residence   Purchase
 1741 DELOGIER DRIVE                          Standard             N                   09/01/2000          80
 GLENVIEW                   IL   60025-0000   $3,321.71            06/01/2030          SEP2000             $0.00
 60002974                        8.000        $390,000.00          $389,474.90         $389,474.90         08/01/2000
 SIKILLIAN, MICHAEL S                         06/20/2000           360                 Primary Residence   Purchase
 404 HIGHLAND AVENUE                          Standard             N                   09/01/2000          69.6429
 WINCHESTER                 MA   01890-0000   $2,861.69            07/01/2030          SEP2000             $0.00
 60002975                        8.875        $325,000.00          $324,634.25         $324,634.25         08/01/2000
 THIBAULT, MARTIN E                           06/16/2000           360                 Primary Residence   Purchase
 105 FIVE OAKS CIRCLE                         Standard             Y                   09/01/2000          86.6667
 BEAUFORT                   SC   29902-0000   $2,585.85            07/01/2030          SEP2000             ($0.01)

 60002980                        8.625        $343,100.00          $342,897.43         $342,897.43         09/01/2000
 NIEMEIER, CHARLES E                          07/24/2000           360                 Primary Residence   Refinance
 550 MARLEY RD                                Standard             N                   09/01/2000          76.2444
 NEW LENOX                  IL   60451-0000   $2,668.60            08/01/2030          SEP2000             $0.00
 60003001                        8.375        $340,000.00          $339,361.57         $339,361.57         07/01/2000
 MOGHADAM, ALI                                05/15/2000           360                 Primary Residence   Purchase
 251 ALDEN LANE                               Standard             N                   09/01/2000          52.969
 LIVERMORE                  CA   94550-0000   $2,584.25            06/01/2030          SEP2000             ($0.01)
 60003014                        8.625        $335,000.00          $334,402.36         $334,402.36         07/01/2000
 HUCKINS, ED                                  05/12/2000           360                 Investment          Purchase
 4459 ORCHARD AVE                             Standard             N                   09/01/2000          54.918
 SAN DIEGO                  CA   92107-0000   $2,605.60            06/01/2030          SEP2000             $0.00

 60003014                        8.375        $335,000.00          $334,370.97         $334,370.97         07/01/2000
 MO, RAYMOND                                  05/17/2000           360                 Primary Residence   Purchase
 1641 LA PRADERA  DRIVE                       Standard             N                   09/01/2000          72.043
 CAMPBELL                   CA   95008-0000   $2,546.24            06/01/2030          SEP2000             $0.00
 60003018                        8.875        $400,000.00          $399,322.26         $399,322.26         07/01/2000
 BRADY, MATTHEW D                             05/15/2000           360                 Primary Residence   Purchase
 190 LIVE OAK DRIVE                           Standard             N                   09/01/2000          51.4675
 PETALUMA                   CA   94952-0000   $3,182.58            06/01/2030          SEP2000             $0.01
 60003019                        8.000        $309,000.00          $308,583.96         $308,583.96         08/01/2000
 HELSETH, LAWRENCE J                          06/01/2000           360                 Second Home         Purchase
 80-465 CEDAR CREST                           Standard             N                   09/01/2000          79.8272
 LA QUINTA                  CA   92253-0000   $2,267.33            07/01/2030          SEP2000             $0.00

 60003019                        8.125        $359,138.00          $358,666.55         $358,666.55         08/01/2000
 BARTZ, STEVE                                 06/09/2000           360                 Primary Residence   Purchase
 4039 ST ANDREWS COURT                        Standard             N                   09/01/2000          79.9998
 MASON                      OH   45040-0000   $2,666.59            07/01/2030          SEP2000             $0.01
 60003079                        8.875        $307,500.00          $306,256.72         $306,075.13         08/01/2000
 SALZMAN, LEO C                               06/14/2000           360                 Primary Residence   Refinance
 3210 BANYAN CIRCLE                           Standard             N                   10/01/2000          75
 HARLINGEN                  TX   78550-0000   $2,446.61            07/01/2030          SEP2000             $897.22



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 60003163                        8.500        $269,200.00          $268,872.67         $268,872.67         08/01/2000
 HAMILTON, DENYSE                             06/16/2000           360                 Primary Residence   Purchase
 2113 QUEENSGUARD RD                          Standard             N                   09/01/2000          80
 SILVER SPRING              MD   20906-0000   $2,069.92            07/01/2030          SEP2000             $0.00
 60003164                        8.875        $296,900.00          $296,565.87         $296,396.95         08/01/2000
 SOUNDERGAARD-JENSEN, IVAR                    06/29/2000           360                 Primary Residence   Purchase
 32 DALTON ROAD                               Standard             N                   10/01/2000          89.997
 HOLLISTON                  MA   01746-0000   $2,362.27            07/01/2030          SEP2000             $0.00
 60003188                        8.750        $360,000.00          $359,584.25         $359,584.25         08/01/2000
 LEWIS, CHRISTINE P                           06/27/2000           360                 Primary Residence   Purchase
 5932 MAPLEWOOD PARK PLACE                    Standard             N                   09/01/2000          80
 BETHESDA                   MD   20814-0000   $2,832.12            07/01/2030          SEP2000             $0.00

 60003274                        8.625        $375,000.00          $372,933.22         $372,933.22         08/01/2000
 LIPPERT, TERESSA K                           06/02/2000           360                 Primary Residence   Refinance
 6090 N ROCKRIDGE BLVD                        Standard             N                   09/01/2000          51.7241
 OAKLAND                    CA   94618-0000   $2,916.71            07/01/2030          SEP2000             $1,622.39
 60003317                        8.250        $550,200.00          $548,760.32         $548,760.32         08/01/2000
 LYMAN, H THAINE                              06/28/2000           360                 Primary Residence   Purchase
 910 SYMPHONY LANE                            Standard             N                   09/01/2000          78.3765
 LAKE FOREST                IL   60045-0000   $4,133.47            07/01/2030          SEP2000             $735.58
 60003336                        8.125        $600,000.00          $599,212.38         $599,212.38         08/01/2000
 MORGAN, KEITH N                              06/30/2000           360                 Second Home         Purchase
 79 SEEKONK CROSS ROAD                        Standard             N                   09/01/2000          64.5161
 GREAT BARRINGTON           MA   01230-0000   $4,454.99            07/01/2030          SEP2000             $0.00

 60003354                        8.625        $287,900.00          $287,386.39         $287,386.39         07/01/2000
 GAILHAC, ALEJANDRO R                         05/30/2000           360                 Primary Residence   Purchase
 25 MERIDIAN LANE                             Standard             N                   09/01/2000          79.9944
 STAFFORD                   VA   22554-0000   $2,239.26            06/01/2030          SEP2000             $0.00
 60003354                        8.375        $319,900.00          $319,299.33         $319,299.33         07/01/2000
 SMART, ANTOINETTE G                          05/31/2000           360                 Primary Residence   Purchase
 11102 ROBERT CARTER RD                       Standard             N                   09/01/2000          79.995
 FAIRFAX STATION            VA   22039-0000   $2,431.47            06/01/2030          SEP2000             ($0.01)
 60003364                        9.625        $319,200.00          $318,892.18         $318,892.18         08/01/2000
 PLICK, MICHAEL A                             06/15/2000           360                 Primary Residence   Purchase
 16 DOERING WAY                               Standard             N                   09/01/2000          95
 CRANFORD                   NJ   07016-0000   $2,713.17            07/01/2030          SEP2000             $0.75

 60003380                        7.750        $400,000.00          $399,433.54         $399,433.54         08/01/2000
 MERRILL, ROBERT E                            06/21/2000           360                 Primary Residence   Purchase
 ROUTE 16/RR1 BOX 1725 AA                     Standard             N                   09/01/2000          80
 EMDENCONCORD TOWN          ME   04979-0000   $2,865.65            07/01/2030          SEP2000             $0.00
 60003391                        8.625        $277,600.00          $277,271.04         $277,104.79         08/01/2000
 DANG, VAN-DINH                               06/14/2000           360                 Primary Residence   Purchase
 274 SAINT CROIX COURT                        Standard             N                   10/01/2000          80
 OAK PARK                   CA   91377-0000   $2,159.14            07/01/2030          SEP2000             $0.00
 60003392                        8.500        $342,400.00          $341,983.67         $341,983.67         08/01/2000
 KANAKAKORN, SUTTIPONG                        06/15/2000           360                 Primary Residence   Purchase
 2433 GLENDENNING AVENUE                      Standard             N                   09/01/2000          80
 SANTA CLARA                CA   95050-0000   $2,632.76            07/01/2030          SEP2000             $0.01

 60003394                        8.000        $560,000.00          $559,246.00         $559,246.00         08/01/2000
 JONES, JEFFREY G                             06/20/2000           360                 Primary Residence   Purchase
 1025 CHERBURY LANE                           Standard             N                   09/01/2000          62.1532
 ALPHARETTA                 GA   30022-0000   $4,109.08            07/01/2030          SEP2000             $0.00
 60003400                        8.375        $450,000.00          $449,720.30         $449,720.30         09/01/2000
 SCHACH, RAPHAEL                              07/12/2000           360                 Primary Residence   Purchase
 1221 COLTS LANE                              Standard             N                   09/01/2000          78.7355
 LOWER MAKEFIELD TOWNSHIP   PA   19067-0000   $3,420.33            08/01/2030          SEP2000             ($0.01)
 60003404                        9.125        $142,000.00          $141,847.29         $141,847.29         08/01/2000
 CONNOLLY, THOMAS A                           05/23/2000           360                 Primary Residence   Purchase
 2804 HILLTOP ROAD                            Standard             N                   09/01/2000          80
 HEALDSBURG                 CA   95448-0000   $1,155.36            07/01/2030          SEP2000             $1.00

 60003405                        9.000        $490,875.00          $490,336.73         $490,336.73         08/01/2000
 KIST, KOLIN                                  06/15/2000           360                 Primary Residence   Purchase
 45 BOWMANS DRIVE                             Standard             N                   09/01/2000          75
 UPPER MAKEFIELD TWP        PA   18938-0000   $3,949.69            07/01/2030          SEP2000             $0.00
 60003415                        8.625        $543,750.00          $543,428.96         $543,428.96         09/01/2000
 BATH, DAVID A                                07/17/2000           360                 Primary Residence   Purchase
 17161 BRIDLE TRAIL                           Standard             N                   09/01/2000          75
 GURNEE                     IL   60031-0000   $4,229.24            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 60003419                        8.125        $479,950.00          $479,270.53         $479,270.53         08/01/2000
 FORSYTH, DAVID A                             06/15/2000           360                 Primary Residence   Purchase
 4675 NORRIS ROAD                             Standard             N                   09/01/2000          79.9983
 FREMONT                    CA   94536-0000   $3,563.62            07/01/2030          SEP2000             $49.43
 60003423                        8.125        $430,000.00          $428,870.63         $428,461.98         07/01/2000
 SKATOFF, JEFFREY HOWARD                      05/11/2000           360                 Primary Residence   Purchase
 4135 YUMA ST NW                              Standard             N                   10/01/2000          79.6296
 WASHINGTON                 DC   20016-0000   $3,192.74            06/01/2030          SEP2000             $279.80
 60003425                        8.500        $432,000.00          $431,738.29         $431,474.73         09/01/2000
 RIDLEY, JOHN                                 07/06/2000           360                 Primary Residence   Purchase
 2314 ABBEY LANE                              Standard             N                   10/01/2000          80
 HARRISBURG                 PA   17112-0000   $3,321.71            08/01/2030          SEP2000             $0.00

 60003425                        8.500        $300,960.00          $300,296.06         $300,296.06         07/01/2000
 LONDON, MARC                                 05/24/2000           360                 Primary Residence   Purchase
 9 SETTLERS COURT                             Standard             N                   09/01/2000          80
 NEW CITY                   NY   10956-0000   $2,314.12            06/01/2030          SEP2000             $113.10
 60003429                        8.625        $334,000.00          $333,604.20         $333,604.20         08/01/2000
 OLSHEFSKI, STAN                              06/19/2000           360                 Primary Residence   Refinance
 98 WOODLAND ROAD                             Standard             N                   09/01/2000          69.5833
 NEW CANAAN                 CT   06840-0000   $2,597.82            07/01/2030          SEP2000             ($0.01)
 60003435                        8.750        $300,000.00          $299,827.39         $299,827.39         09/01/2000
 BLICKENSTAFF, LESLIE S                       07/12/2000           360                 Primary Residence   Purchase
 118 ST PAUL STREET UNIT #118-4               Standard             N                   09/01/2000          79.8935
 BROOKLINE                  MA   02446-0000   $2,360.11            08/01/2030          SEP2000             $0.00

 60003441                        8.125        $376,000.00          $375,257.12         $375,257.12         07/01/2000
 OLSON, MARK K                                05/17/2000           360                 Primary Residence   Purchase
 9 LAS FIERAS                                 Standard             N                   09/01/2000          80
 RANCHO SANTA MARGAR        CA   92688-0000   $2,791.79            06/01/2030          SEP2000             $0.00
 60003442                        8.125        $376,000.00          $374,990.31         $374,990.31         07/01/2000
 LISY, ROBERT W                               05/05/2000           360                 Primary Residence   Purchase
 10 CRESTVIEW LANE                            Standard             N                   09/01/2000          80
 SPARTA TOWNSHIP            NJ   07871-0000   $2,791.79            06/01/2030          SEP2000             $266.81
 60003442                        8.375        $303,750.00          $303,179.64         $303,179.64         07/01/2000
 GARCIA, ARNOLD                               05/25/2000           360                 Primary Residence   Refinance
 570 GLENMOOR CIRCLE                          Standard             N                   09/01/2000          77.8846
 MILPITAS                   CA   95035-0000   $2,308.72            06/01/2030          SEP2000             $0.00

 60003443                        7.750        $275,000.00          $274,216.10         $274,216.10         06/01/2000
 SPINELLI, THOMAS                             04/07/2000           360                 Primary Residence   Purchase
 2 SIPALA COURT                               Standard             N                   09/01/2000          70.5128
 EAST NORTHPORT             NY   11731-0000   $1,970.13            05/01/2030          SEP2000             ($0.01)
 60003444                        8.125        $337,500.00          $336,607.90         $336,833.19         06/01/2000
 LICCKETTO, ROBERT J                          04/14/2000           360                 Primary Residence   Purchase
 3731 CEDAR AVENUE                            Standard             N                   08/01/2000          90
 LONG BEACH                 CA   90807-0000   $2,505.93            05/01/2030          SEP2000             ($0.01)
 60003444                        8.375        $338,400.00          $337,549.83         $337,549.83         06/01/2000
 YOUNG, JOHN KENT                             05/01/2000           360                 Primary Residence   Purchase
 605 BOARDWALK AVENUE                         Standard             N                   09/01/2000          90
 SOUTHLAKE                  TX   76092-0000   $2,572.08            05/01/2030          SEP2000             $0.00

 60003445                        8.000        $336,000.00          $335,319.13         $335,319.13         07/01/2000
 SCHIEKOFER, JAMES                            05/10/2000           360                 Primary Residence   Purchase
 34 GLENSIDE ROAD                             Standard             N                   09/01/2000          80
 CHAPPAQUA                  NY   10514-0000   $2,465.45            06/01/2030          SEP2000             $0.00
 60003448                        8.625        $424,000.00          $423,497.54         $423,497.54         08/01/2000
 MCLATCHY, MICHAEL F                          06/21/2000           360                 Primary Residence   Purchase
 9 WESTVIEW ROAD                              Standard             N                   09/01/2000          80
 BRYN MAWR                  PA   19010-0000   $3,297.83            07/01/2030          SEP2000             $0.00
 60003454                        8.375        $318,400.00          $317,600.06         $317,600.06         06/01/2000
 BARDI, JEANNETTE C                           04/04/2000           360                 Primary Residence   Purchase
 6398 SOMBRERO AVENUE                         Standard             N                   09/01/2000          80
 CYPRESS                    CA   90630-0000   $2,420.07            05/01/2030          SEP2000             $0.00

 60003455                        8.500        $300,000.00          $299,450.91         $299,450.91         07/01/2000
 CAVALLARO, RICHARD                           05/05/2000           360                 Primary Residence   Purchase
 137 HILLTURN LANE                            Standard             N                   09/01/2000          65.9341
 ROSLYN HEIGHTS             NY   11577-0000   $2,306.74            06/01/2030          SEP2000             $0.00
 60003456                        8.000        $600,000.00          $598,373.46         $573,373.46         06/01/2000
 LUDWIG, EDMUND V                             04/12/2000           360                 Primary Residence   Purchase
 1 WELL HOUSE CLOSE                           Standard             N                   09/01/2000          60.6061
 MAMARONECK                 NY   10543-0000   $4,402.59            05/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 60003457                        7.875        $300,000.00          $296,376.55         $296,376.55         07/01/2000
 GOTTLIEB, JEFF A                             05/03/2000           360                 Primary Residence   Purchase
 11 HOLLY STREET                              Standard             N                   09/01/2000          68.9655
 CRANFORD                   NJ   07016-0000   $2,175.21            06/01/2030          SEP2000             $3,000.00
 60003457                        8.375        $308,000.00          $307,226.20         $307,226.20         06/01/2000
 REINHARDT, STEVEN E                          04/20/2000           360                 Primary Residence   Purchase
 18 BYRON CLOSE                               Standard             N                   09/01/2000          80
 LAGUNA NIGUEL              CA   92677-0000   $2,341.02            05/01/2030          SEP2000             $0.00
 60003458                        8.375        $430,000.00          $428,888.00         $428,888.00         06/01/2000
 BITTEKER, STEPHEN H                          04/28/2000           360                 Primary Residence   Purchase
 3829 DRUMMOND STREET                         Standard             N                   09/01/2000          72.8814
 HOUSTON                    TX   77205-0000   $3,268.31            05/01/2030          SEP2000             $31.68

 60003465                        8.250        $320,000.00          $319,383.63         $319,383.63         07/01/2000
 ROMELLI, KENNETH                             05/30/2000           360                 Primary Residence   Purchase
 6408 MANOR VIEW DRIVE                        Standard             N                   09/01/2000          80
 GAITHERSBURG               MD   20882-0000   $2,404.05            06/01/2030          SEP2000             $0.00
 60003466                        7.875        $300,000.00          $299,376.55         $299,376.55         07/01/2000
 LAFERGOLA, EMANUEL                           06/01/2000           360                 Primary Residence   Purchase
 38 GROVE STREET                              Standard             N                   09/01/2000          75
 GLENWOOD LANDING           NY   11516-0000   $2,175.21            06/01/2030          SEP2000             $0.00
 60003473                        8.250        $318,500.00          $318,296.91         $318,296.91         09/01/2000
 MCCLARY, TIMOTHY L                           07/10/2000           360                 Primary Residence   Purchase
 7601 NE 9TH AVE                              Standard             N                   09/01/2000          79.9247
 MIAMI                      FL   33138-0000   $2,392.78            08/01/2030          SEP2000             $0.00

 60003476                        8.500        $288,000.00          $287,254.49         $287,254.49         08/01/2000
 PETERS, BRIAN                                06/29/2000           360                 Primary Residence   Purchase
 65 KAREN WAY                                 Standard             N                   09/01/2000          90
 SUMMIT                     NJ   07901-0000   $2,214.47            07/01/2030          SEP2000             $395.33
 60003481                        8.375        $310,000.00          $309,806.54         $309,806.54         09/01/2000
 MCINTOSH, MARC C                             07/26/2000           360                 Second Home         Refinance
 4 EAST 28TH STREET                           Standard             N                   09/01/2000          44.6043
 BARNEGAT LIGHT             NJ   08006-0000   $2,356.22            08/01/2030          SEP2000             $0.78
 60003484                        8.375        $335,200.00          $334,991.66         $334,991.66         09/01/2000
 VICTOR, MARK                                 07/14/2000           360                 Second Home         Purchase
 2 SOUTH CLERMONT AVENUE UNIT 4               Standard             N                   09/01/2000          80
 MARGATE                    NJ   08402-0000   $2,547.76            08/01/2030          SEP2000             $0.00

 60003487                        8.875        $450,000.00          $449,747.72         $449,747.72         09/01/2000
 FREEMAN, CHARLES R                           07/14/2000           360                 Primary Residence   Refinance
 3459 SOUTH LAKE GULCH ROAD                   Standard             N                   09/01/2000          67.6692
 CASTLE ROCK                CO   80104-0000   $3,580.40            08/01/2030          SEP2000             $0.01
 60003489                        8.625        $288,850.00          $288,507.69         $288,507.69         08/01/2000
 CAMBONE, CAROL                               06/15/2000           360                 Primary Residence   Purchase
 4248 BEAUMONT STREET                         Standard             N                   09/01/2000          74.2759
 FREMONT                    CA   94536-0000   $2,246.65            07/01/2030          SEP2000             $0.00
 60003490                        8.375        $460,000.00          $459,714.08         $459,714.08         09/01/2000
 KRUGER, NANCY R                              07/21/2000           360                 Primary Residence   Purchase
 46 MT  VERNON STREET UNIT#A                  Standard             N                   09/01/2000          80
 CHARLESTOWN                MA   02129-0000   $3,496.34            08/01/2030          SEP2000             $0.00

 60003490                        8.625        $468,000.00          $467,445.39         $467,723.69         08/01/2000
 FEINSTEIN, MICHAEL L                         06/29/2000           360                 Primary Residence   Purchase
 605 FLAMINGO DRIVE                           Standard             N                   08/01/2000          80
 FT LAUDERDALE              FL   33301-0000   $3,640.06            07/01/2030          SEP2000             $0.00
 60003520                        8.625        $440,000.00          $439,740.23         $439,740.23         09/01/2000
 OLSON, SAMUEL M                              07/11/2000           360                 Primary Residence   Purchase
 9911 SOUTH VERDE LOMA CIRCLE                 Standard             N                   09/01/2000          80
 VILLA PARK                 CA   92861-0000   $3,422.27            08/01/2030          SEP2000             $0.00
 60003520                        8.250        $320,000.00          $319,795.95         $319,795.95         09/01/2000
 MORIMOTO, MATT                               07/18/2000           360                 Primary Residence   Purchase
 4969 MC COY AVENUE                           Standard             N                   09/01/2000          70.3297
 SAN JOSE                   CA   95120-0000   $2,404.05            08/01/2030          SEP2000             $0.00

 60003548                        8.500        $304,000.00          $303,630.36         $302,925.44         08/01/2000
 JACOBUS, KEITH                               06/30/2000           360                 Primary Residence   Refinance
 1555 CAPADARO COURT                          Standard             N                   09/01/2000          80
 MONUMENT                   CO   80132-0000   $2,337.50            07/01/2030          SEP2000             $0.00
 60003551                        8.500        $488,000.00          $487,704.37         $487,704.37         09/01/2000
 DANYLUK, OLEH                                07/18/2000           360                 Primary Residence   Purchase
 950 N MICHIGAN AVENUE #2304                  Standard             N                   09/01/2000          80
 CHICAGO                    IL   60611-0000   $3,752.30            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 60003553                        8.000        $548,000.00          $547,632.30         $547,632.30         09/01/2000
 DEVER, ROBERT                                07/17/2000           360                 Primary Residence   Purchase
 40 STRATFORD ROAD                            Standard             N                   09/01/2000          80
 CANTON                     MA   02021-0000   $4,021.03            08/01/2030          SEP2000             $0.00
 60003590                        8.750        $290,000.00          $289,833.15         $289,665.09         09/01/2000
 HYVESSON, JENNIFER                           07/21/2000           360                 Primary Residence   Purchase
 5 GREGORY LANE                               Standard             N                   10/01/2000          80
 EAST HANOVER               NJ   07936-0000   $2,281.43            08/01/2030          SEP2000             $0.00
 60003591                        8.250        $364,000.00          $363,767.89         $363,767.89         09/01/2000
 VOLK, RICHARD D                              07/18/2000           360                 Primary Residence   Purchase
 10064 QUARRY HILL PLACE                      Standard             N                   09/01/2000          80
 PARKER                     CO   80134-0000   $2,734.61            08/01/2030          SEP2000             $0.00

 60003594                        8.875        $273,000.00          $272,692.77         $272,692.77         08/01/2000
 DUNCAN, STEVEN R                             06/28/2000           360                 Primary Residence   Refinance
 1450 TAOS COURT                              Standard             N                   09/01/2000          75
 RENO                       NV   89511-0000   $2,172.11            07/01/2030          SEP2000             $0.00
 60003597                        7.875        $330,000.00          $329,544.30         $329,544.30         08/01/2000
 FRIEDMAN, MITCHELL                           06/19/2000           360                 Primary Residence   Purchase
 1512 BROOKFIELD ROAD                         Standard             N                   09/01/2000          68.75
 LOWER MAKEFIELD TWP        PA   19067-0000   $2,392.73            07/01/2030          SEP2000             $0.00
 60003599                        8.875        $420,000.00          $419,764.54         $419,764.54         09/01/2000
 NGUYEN, CAT X                                07/07/2000           360                 Primary Residence   Purchase
 766-772 SOUTH 5TH STREET                     Standard             N                   09/01/2000          80
 PHILADELPHIA               PA   19147-0000   $3,341.71            08/01/2030          SEP2000             $0.00

 60003602                        8.500        $640,000.00          $639,612.28         $639,612.28         09/01/2000
 AUERBACH, MICHAEL W                          07/17/2000           360                 Primary Residence   Purchase
 1960 LEWIS LANE                              Standard             N                   09/01/2000          80
 HIGHLAND PARK              IL   60035-0000   $4,921.05            08/01/2030          SEP2000             $0.00
 60003603                        8.000        $350,000.00          $349,513.24         $349,513.24         09/01/2000
 COCCO, CARLO A                               07/17/2000           360                 Primary Residence   Purchase
 4221 HOWELL ROAD                             Standard             N                   09/01/2000          53.8462
 MALVERN                    PA   19355-0000   $2,568.18            08/01/2030          SEP2000             $251.91
 60003614                        8.375        $310,500.00          $310,307.01         $310,307.01         09/01/2000
 WILSON, RODNEY E                             07/21/2000           360                 Primary Residence   Purchase
 1215 W LEXINGTON #E                          Standard             N                   09/01/2000          90
 CHICAGO                    IL   60607-0000   $2,360.02            08/01/2030          SEP2000             $0.00

 60003618                        8.500        $276,000.00          $275,494.84         $275,494.84         07/01/2000
 HOFMANN, KEVIN R                             05/17/2000           360                 Primary Residence   Purchase
 11713 AYRESHIRE ROAD                         Standard             N                   09/01/2000          80
 OAKTON                     VA   22124-0000   $2,122.20            06/01/2030          SEP2000             $0.00
 60003619                        8.375        $350,000.00          $349,342.81         $349,342.81         07/01/2000
 FOSTER, ERIK K                               06/01/2000           360                 Primary Residence   Purchase
 190 SODA CREEK ROAD                          Standard             N                   09/01/2000          64.8148
 EVERGREEN                  CO   80439-0000   $2,660.25            06/01/2030          SEP2000             $0.00
 60003623                        8.250        $408,000.00          $407,739.83         $407,477.87         09/01/2000
 EVANS, MARGARET                              07/12/2000           360                 Primary Residence   Purchase
 5059 WESTMINSTER TERRACE                     Standard             N                   10/01/2000          80
 SAN DIEGO                  CA   92116-0000   $3,065.17            08/01/2030          SEP2000             $0.00

 60003626                        8.250        $416,000.00          $415,646.25         $415,646.25         09/01/2000
 HUGHES, CHARLES E                            07/13/2000           360                 Primary Residence   Purchase
 2771 ASCOT DRIVE                             Standard             N                   09/01/2000          80
 SAN RAMON                  CA   94583-0000   $3,125.27            08/01/2030          SEP2000             $88.48
 60003632                        8.750        $287,000.00          $286,834.88         $286,834.88         09/01/2000
 MERMELSTEIN, ANDREW L                        07/12/2000           360                 Primary Residence   Purchase
 45 RIDINGS WAY                               Standard             N                   09/01/2000          69.4075
 AMBLER                     PA   19002-0000   $2,257.83            08/01/2030          SEP2000             $0.00
 60003647                        8.625        $268,000.00          $267,741.77         $267,741.77         09/01/2000
 PALAMIDES, JAMES J                           07/17/2000           360                 Primary Residence   Purchase
 5 SOUTH CIRCLE OAKS                          Standard             N                   09/01/2000          79.7619
 SANDY                      UT   84092-0000   $2,084.48            08/01/2030          SEP2000             $100.00

 60003659                        8.000        $295,600.00          $295,401.66         $295,401.66         09/01/2000
 SCHLUMPF, JACOB F                            07/14/2000           360                 Primary Residence   Purchase
 15 CHESTNUT AVE                              Standard             N                   09/01/2000          80
 NARBERTH                   PA   19072-0000   $2,169.01            08/01/2030          SEP2000             $0.00
 60003659                        8.125        $391,200.00          $390,944.10         $390,944.10         09/01/2000
 HERMAN, MARK C                               07/03/2000           360                 Primary Residence   Purchase
 239 COLUMBIA  AVENUE                         Standard             N                   09/01/2000          80
 KENSINGTON                 CA   94708-0000   $2,904.65            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 60003676                        8.750        $374,400.00          $373,784.59         $373,164.69         09/01/2000
 SCHWARTZMAN, GREGORY J                       07/21/2000           360                 Primary Residence   Purchase
 126 MILLBROOK LANE                           Standard             N                   10/01/2000          80
 MEDIA                      PA   19063-0000   $2,945.41            08/01/2030          SEP2000             $400.00
 60003677                        8.750        $280,000.00          $279,284.31         $279,284.31         09/01/2000
 KHADEMI, JAMSHID                             07/18/2000           360                 Primary Residence   Purchase
 208 SPARANGO LANE                            Standard             N                   09/01/2000          80
 PLYMOUTH MEETING           PA   19462-0000   $2,202.76            08/01/2030          SEP2000             $554.60
 60003684                        8.375        $367,200.00          $366,971.76         $366,971.76         09/01/2000
 FINNEY, NATHANIEL S                          07/07/2000           360                 Primary Residence   Purchase
 328 WEST LEWIS STREET                        Standard             N                   09/01/2000          80
 SAN DIEGO                  CA   92103-0000   $2,790.99            08/01/2030          SEP2000             $0.00

 60003684                        8.250        $420,000.00          $419,732.18         $419,732.18         09/01/2000
 TOBIN, SAMUEL J                              07/06/2000           360                 Primary Residence   Purchase
 652 MANDANA BOULEVARD                        Standard             N                   09/01/2000          80
 OAKLAND                    CA   94610-0000   $3,155.32            08/01/2030          SEP2000             $0.00
 60003684                        8.375        $500,000.00          $499,689.22         $499,689.22         09/01/2000
 NGUYEN, LAN HONG                             07/07/2000           360                 Primary Residence   Purchase
 2165 CELESTE COURT                           Standard             N                   09/01/2000          79.5054
 SAN JOSE                   CA   95133-0000   $3,800.36            08/01/2030          SEP2000             $0.00
 60003698                        8.625        $255,960.00          $255,960.00         $255,808.88         10/01/2000
 KELCH, CHRISTOPHER                           08/07/2000           360                 Primary Residence   Purchase
 1410 HEPBURN STREET                          Standard             N                   10/01/2000          80
 TRACY                      CA   95376-0000   $1,990.83            09/01/2030          SEP2000             $0.00

 60003700                        8.500        $292,000.00          $291,644.95         $291,644.95         08/01/2000
 JACKSON, GARY L                              06/15/2000           360                 Primary Residence   Purchase
 14686 WYE STREET                             Standard             N                   09/01/2000          80
 SAN DIEGO                  CA   92129-0000   $2,245.23            07/01/2030          SEP2000             $0.00
 60003701                        8.500        $376,000.00          $375,542.83         $375,542.83         08/01/2000
 BROWN, AARON P                               06/21/2000           360                 Primary Residence   Refinance
 8518 WHITE OAK AVENUE                        Standard             N                   09/01/2000          79.1579
 LOS ANGELES                CA   91325-0000   $2,891.11            07/01/2030          SEP2000             $0.00
 60003701                        8.250        $300,000.00          $299,616.08         $299,616.08         08/01/2000
 WALKER, CECILE E                             06/20/2000           360                 Primary Residence   Purchase
 945 HILLSIDE AVENUE                          Standard             N                   09/01/2000          80
 ALBANY                     CA   94706-0000   $2,253.80            07/01/2030          SEP2000             $0.00

 60003701                        8.375        $581,250.00          $580,888.72         $580,524.92         09/01/2000
 SOUNDARARAJAN, SARAVANA                      07/03/2000           360                 Primary Residence   Purchase
 3569 COUR DE JEUNE                           Standard             N                   10/01/2000          75
 SAN JOSE                   CA   95148-0000   $4,417.92            08/01/2030          SEP2000             $0.00
 60003703                        8.500        $328,000.00          $326,998.01         $326,998.01         08/01/2000
 SAMPAYAN, ROSS REYNO                         06/23/2000           360                 Primary Residence   Purchase
 2843 BRIGHTWOOD DRIVE                        Standard             N                   09/01/2000          80
 SAN JOSE                   CA   95148-0000   $2,522.04            07/01/2030          SEP2000             $603.17
 60003704                        8.500        $384,000.00          $383,533.09         $383,533.09         08/01/2000
 LEE, SAMANTHA M                              06/22/2000           360                 Primary Residence   Purchase
 63 IDLEWOOD DRIVE                            Standard             N                   09/01/2000          79.9425
 SOUTH SAN FRANCISCO        CA   94080-0000   $2,952.63            07/01/2030          SEP2000             $0.00

 60003704                        8.500        $290,000.00          $289,647.39         $289,647.39         08/01/2000
 AU, QUOC K                                   06/14/2000           360                 Primary Residence   Purchase
 1182 DRIFTWOOD COURT                         Standard             N                   09/01/2000          74.359
 SUNNYVALE                  CA   94089-0000   $2,229.85            07/01/2030          SEP2000             $0.00
 60003705                        8.625        $580,000.00          $579,312.68         $579,312.68         08/01/2000
 LEVINE, DANIEL S                             06/16/2000           360                 Primary Residence   Refinance
 21 KINGSTON ROAD                             Standard             N                   09/01/2000          69.8795
 KENSINGTON                 CA   94707-0000   $4,511.18            07/01/2030          SEP2000             $0.00
 60003705                        8.750        $296,000.00          $295,658.16         $295,658.16         08/01/2000
 PONGASI, GERALD                              06/21/2000           360                 Primary Residence   Refinance
 2683 RENO DRIVE                              Standard             N                   09/01/2000          73.0864
 SAN JOSE                   CA   95148-0000   $2,328.63            07/01/2030          SEP2000             $0.00

 60003705                        8.250        $476,600.00          $475,990.09         $475,990.09         08/01/2000
 PROLLER, JUDITH M                            06/23/2000           360                 Primary Residence   Purchase
 7084 WESTMOORLAND DRIVE                      Standard             N                   09/01/2000          80
 OAKLAND                    CA   94705-0000   $3,580.54            07/01/2030          SEP2000             ($0.01)
 60003705                        8.125        $400,000.00          $399,474.91         $399,474.91         08/01/2000
 THOMAS, ANDREW C                             06/22/2000           360                 Primary Residence   Purchase
 16 HARBORD COURT                             Standard             N                   09/01/2000          77.0713
 OAKLAND                    CA   94618-0000   $2,969.99            07/01/2030          SEP2000             $0.01



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 60003717                        8.500        $581,250.00          $580,897.88         $580,897.88         09/01/2000
 MORGAN, FRANK HILL                           07/20/2000           360                 Primary Residence   Purchase
 960 TURNER MOUNTAIN ROAD                     Standard             N                   09/01/2000          75
 CHARLOTTESVILLE            VA   22903-0000   $4,469.31            08/01/2030          SEP2000             $0.00
 60003718                        8.500        $350,000.00          $349,574.43         $349,574.43         08/01/2000
 MATTESON, LOIS J                             06/27/2000           360                 Primary Residence   Purchase
 8925 POTOMAC FOREST DRIVE                    Standard             N                   09/01/2000          60.8696
 GREAT FALLS                VA   22066-0000   $2,691.20            07/01/2030          SEP2000             $0.00
 60003718                        8.250        $348,000.00          $347,329.68         $347,329.68         07/01/2000
 DIFERDINANDO, GEORGE T                       06/01/2000           360                 Primary Residence   Purchase
 125 CLOVER LANE                              Standard             N                   09/01/2000          80
 PRINCETON TOWNSHIP         NJ   08540-0000   $2,614.41            06/01/2030          SEP2000             $0.00

 60003718                        9.250        $277,200.00          $276,765.54         $276,765.54         07/01/2000
 BUDD, PETER H                                05/30/2000           360                 Primary Residence   Purchase
 2 WINDMILL DRIVE                             Standard             N                   09/01/2000          90
 MORRISTOWN TOWN            NJ   07960-0000   $2,280.46            06/01/2030          SEP2000             $0.00
 60003719                        8.625        $256,000.00          $255,696.63         $255,543.31         08/01/2000
 SALTZMAN, DAVID                              06/29/2000           360                 Primary Residence   Purchase
 74 CUMMINGS CIRCLE                           Standard             N                   10/01/2000          80
 WEST ORANGE TOWNSHIP       NJ   07052-0000   $1,991.14            07/01/2030          SEP2000             $0.00
 60003719                        8.875        $325,000.00          $324,817.80         $324,817.80         09/01/2000
 KAHN, ROBERT H                               07/28/2000           360                 Primary Residence   Purchase
 125 SHELBOURNE LANE                          Standard             N                   09/01/2000          68.4787
 PHOENIXVILLE               PA   19460-0000   $2,585.85            08/01/2030          SEP2000             $0.00

 60003728                        7.875        $335,200.00          $334,737.13         $334,737.13         08/01/2000
 STILLMAN, JEFFERY T                          06/23/2000           360                 Primary Residence   Purchase
 9114 NORTH GRANT AVENUE                      Standard             N                   09/01/2000          80
 MANASSAS                   VA   20110-0000   $2,430.43            07/01/2030          SEP2000             $0.00
 60003728                        8.375        $400,000.00          $399,248.91         $399,248.91         07/01/2000
 EYE, CHARLES R                               05/19/2000           360                 Primary Residence   Purchase
 12208 JONATHONS GLEN WAY                     Standard             N                   09/01/2000          80
 HERNDON                    VA   20170-0000   $3,040.29            06/01/2030          SEP2000             $0.00
 60003728                        8.625        $422,000.00          $421,499.92         $421,499.92         08/01/2000
 STERN, IVAN M                                06/30/2000           360                 Primary Residence   Purchase
 143 OAKMONT DRIVE                            Standard             N                   09/01/2000          80
 MOORESTOWN                 NJ   08057-0000   $3,282.27            07/01/2030          SEP2000             $0.00

 60003728                        8.875        $311,600.00          $311,125.31         $311,125.31         09/01/2000
 HAVEY, SALLY                                 07/06/2000           360                 Primary Residence   Purchase
 131 SOUTHERN BOULRVARD                       Standard             N                   09/01/2000          80
 CHATHAM TOWNSHIP           NJ   07928-0000   $2,479.23            08/01/2030          SEP2000             $300.00
 60003729                        8.875        $274,500.00          $274,191.08         $274,034.90         08/01/2000
 CORBITT, ANNMARIE                            06/19/2000           360                 Primary Residence   Purchase
 11 HOLLY DRIVE                               Standard             N                   10/01/2000          90
 DENVILLE TOWNSHIP          NJ   07834-0000   $2,184.05            07/01/2030          SEP2000             ($0.01)
 60003729                        8.750        $388,000.00          $387,515.10         $387,515.10         08/01/2000
 GLUCKMAN, HARVEY                             06/30/2000           360                 Primary Residence   Purchase
 37 HANSOM ROAD                               Standard             N                   09/01/2000          80
 BERNARDS TOWNSHIP          NJ   07920-0000   $3,052.40            07/01/2030          SEP2000             $36.81

 60003729                        8.125        $296,000.00          $295,610.76         $295,610.76         08/01/2000
 MATHEWS, MICHAEL S                           06/16/2000           360                 Primary Residence   Purchase
 177 VAN HOUTEN AVENUE                        Standard             N                   09/01/2000          80
 WYCKOFF TOWNSHIP           NJ   07481-0000   $2,197.79            07/01/2030          SEP2000             $0.68
 60003731                        8.625        $288,000.00          $287,658.72         $287,486.24         08/01/2000
 TAMRES, DAVID M                              06/29/2000           360                 Primary Residence   Purchase
 11 HILLCREST DRIVE                           Standard             N                   10/01/2000          80
 RANDOLPH TOWNSHIP          NJ   07869-0000   $2,240.03            07/01/2030          SEP2000             $0.00
 60003775                        8.500        $345,250.00          $345,040.85         $345,040.85         09/01/2000
 BETTNER, MICHAEL D                           07/28/2000           360                 Primary Residence   Purchase
 7284 NORTH SERENOA DRIVE                     Standard             N                   09/01/2000          94.9794
 SARASOTA                   FL   34241-0000   $2,654.67            08/01/2030          SEP2000             $0.00

 60003779                        7.875        $320,000.00          $319,779.78         $319,779.78         09/01/2000
 CRISPELL, DANIEL                             07/28/2000           360                 Primary Residence   Purchase
 298 UPPER GULPH ROAD                         Standard             N                   09/01/2000          73.5632
 RADNOR                     PA   19087-0000   $2,320.22            08/01/2030          SEP2000             $0.00
 60003836                        8.375        $320,000.00          $319,801.10         $319,801.10         09/01/2000
 GEIGER, NICOLE A                             07/10/2000           360                 Primary Residence   Purchase
 1197 SUTTER STREET                           Standard             N                   09/01/2000          80
 BERKELEY                   CA   94707-0000   $2,432.23            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 60003870                        7.875        $385,600.00          $385,334.63         $385,334.63         09/01/2000
 HIMEBAUGH, ROBERTA                           07/12/2000           360                 Primary Residence   Purchase
 3564 WEST LAS POSITAS BOULEVAR               Standard             N                   09/01/2000          80
 PLEASANTON                 CA   94588-0000   $2,795.87            08/01/2030          SEP2000             $0.00
 60003871                        8.750        $286,000.00          $285,835.46         $285,835.46         09/01/2000
 NGUYEN, TUNG V                               07/13/2000           360                 Primary Residence   Purchase
 2042 QUESADA AVENUE                          Standard             N                   09/01/2000          80
 SAN FRANCISCO              CA   94124-0000   $2,249.96            08/01/2030          SEP2000             $0.00
 60003877                        8.125        $324,000.00          $323,788.06         $323,788.06         09/01/2000
 ADAIR, ELIZABETH S                           07/12/2000           360                 Primary Residence   Purchase
 5330 MANILA  AVENUE                          Standard             N                   09/01/2000          80
 OAKLAND                    CA   94618-0000   $2,405.69            08/01/2030          SEP2000             $0.00

 60003891                        8.875        $280,250.00          $280,092.89         $280,092.89         09/01/2000
 SINDACO, JOSEPH P                            07/27/2000           360                 Primary Residence   Purchase
 537 NE 13TH AVENUE                           Standard             N                   09/01/2000          95
 FORT LAUDERDALE            FL   33301-0000   $2,229.79            08/01/2030          SEP2000             $0.00
 60003982                        8.500        $300,000.00          $299,818.26         $299,818.26         09/01/2000
 CASALEGNO, PHILLIP ANTHONY                   07/17/2000           360                 Primary Residence   Refinance
 7440 CRAWFORD COURT                          Standard             N                   09/01/2000          72.9927
 GILROY                     CA   95020-0000   $2,306.74            08/01/2030          SEP2000             $0.00
 60003983                        8.500        $320,000.00          $319,806.15         $319,806.15         09/01/2000
 DIAZ, VICTOR M                               07/19/2000           360                 Primary Residence   Purchase
 11631 TRAILBRUSH POINT                       Standard             N                   09/01/2000          80
 SANDIEGO                   CA   92126-0000   $2,460.52            08/01/2030          SEP2000             $0.00

 60003987                        8.750        $384,000.00          $383,779.07         $383,779.07         09/01/2000
 PHAN, DUNG THANH                             07/19/2000           360                 Primary Residence   Purchase
 3524 MORNINGSIDE DRIVE                       Standard             N                   09/01/2000          79.1753
 STOCKTON                   CA   95219-0000   $3,020.93            08/01/2030          SEP2000             $0.00
 60004004                        8.750        $400,000.00          $399,769.87         $399,538.06         09/01/2000
 LE, LOC                                      07/24/2000           360                 Primary Residence   Refinance
 3479 CHEMIN DE RIVIERE                       Standard             N                   10/01/2000          67.7966
 SAN JOSE                   CA   95148-0000   $3,146.80            08/01/2030          SEP2000             $0.00
 60004231                        9.000        $315,000.00          $315,000.00         $314,827.93         10/01/2000
 BARRINGER, JOAN H                            08/18/2000           360                 Primary Residence   Refinance
 2731 ROBINWOOD RD                            Standard             N                   10/01/2000          71.5909
 GASTONIA                   NC   28054-0000   $2,534.57            09/01/2030          SEP2000             $0.00

 60004258                        8.750        $328,000.00          $328,000.00         $328,000.00         10/01/2000
 STEPHENS, KENDRIC B                          08/10/2000           360                 Primary Residence   Purchase
 2416 GRANDVIEW STREET                        Standard             N                   09/01/2000          80
 SAN DIEGO                  CA   92110-0000   $2,580.38            09/01/2030          SEP2000             $0.00
 65125211                        8.250        $300,000.00          $299,616.08         $299,616.08         08/01/2000
 KIM, JUSTIN J                                06/19/2000           360                 Primary Residence   Purchase
 32 NORTH RIDGE ROAD                          Standard             N                   09/01/2000          69.8122
 VILLAGE OF POMONA          NY   10970-0000   $2,253.80            07/01/2030          SEP2000             $0.00
 65126296                        7.875        $348,300.00          $345,315.27         $345,572.87         12/01/1999
 SALUMBIDES, JOHN V                           10/26/1999           360                 Primary Residence   Purchase
 4434 STEWART AVENUE                          Standard             N                   08/01/2000          90
 LOS ANGELES                CA   90066-0000   $2,525.42            11/01/2029          SEP2000             $515.68

 65126297                        8.875        $350,000.00          $349,606.11         $349,606.11         08/01/2000
 BERNS, DONALD L                              06/08/2000           360                 Primary Residence   Refinance
 1470 TAMA STREET                             Standard             N                   09/01/2000          53.8461
 MARION                     IA   52302-0000   $2,784.76            07/01/2030          SEP2000             $0.00
 65126795                        9.875        $400,000.00          $398,503.57         $398,309.52         02/01/2000
 VARACCHI, JOHN                               12/07/1999           360                 Primary Residence   Purchase
 31 PEACOCK LN                                Standard             N                   10/01/2000          72.7272
 EAST QUOGE                 NY   11959-0000   $3,473.40            01/01/2030          SEP2000             ($0.01)
 65128045                        8.500        $325,800.00          $325,002.05         $324,799.02         06/01/2000
 MC GRATH, GARY P                             04/28/2000           360                 Primary Residence   Purchase
 1626 CIRQUE COURT                            Standard             N                   10/01/2000          90
 ENCINITAS                  CA   92024-0000   $2,505.13            05/01/2030          SEP2000             $0.00

 65128048                        8.875        $109,500.00          $109,438.60         $109,376.75         09/01/2000
 TRAN, THANG N                                07/21/2000           360                 Primary Residence   Purchase
 788 CHIPPENDALE DRIVE                        Standard             N                   10/01/2000          75
 VIRGINIA BEACH             VA   23456-0000   $871.24              08/01/2030          SEP2000             $0.00
 65128545                        8.125        $175,400.00          $175,169.73         $175,169.73         08/01/2000
 HAWKINS, DONALD S                            06/13/2000           360                 Primary Residence   Refinance
 8823 LIBERTYTOWN ROAD                        Standard             N                   09/01/2000          64.249
 BERLIN                     MD   21811-0000   $1,302.35            07/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65200627                        8.500        $252,700.00          $252,392.73         $252,392.73         08/01/2000
 REUTHER, RONALD L                            06/07/2000           360                 Primary Residence   Purchase
 18827 GLEN CAIRN WAY                         Standard             N                   09/01/2000          74.376
 STRONGSVILLE               OH   44136-0000   $1,943.05            07/01/2030          SEP2000             $0.00
 65201205                        8.750        $339,500.00          $338,909.73         $338,909.73         07/01/2000
 CAMPBELL, MAUREEN E                          05/16/2000           360                 Primary Residence   Purchase
 44 PEMBROKE                                  Standard             N                   09/01/2000          79.8898
 IRVINE                     CA   92618-0000   $2,670.85            06/01/2030          SEP2000             $0.00
 65201565                        8.125        $252,700.00          $252,368.26         $252,200.70         08/01/2000
 ROBERTO, CYNTHIA                             06/13/2000           360                 Primary Residence   Purchase
 268 CRESTWOOD AVENUE                         Standard             N                   10/01/2000          60.1666
 YONKERS                    NY   10707-0000   $1,876.30            07/01/2030          SEP2000             $0.00

 65203311                        7.990        $292,000.00          $290,597.96         $290,597.96         03/01/2000
 KEEGAN, DOUG M                               01/10/2000           360                 Primary Residence   Refinance
 1622 ARD EEVIN AVENUE                        Standard             N                   09/01/2000          58.4
 GLENDALE                   CA   91202-0000   $2,140.56            02/01/2030          SEP2000             $0.00
 65203454                        8.375        $638,400.00          $637,603.61         $637,603.61         08/01/2000
 HJERLING, RICHARD D                          06/09/2000           360                 Primary Residence   Purchase
 2355 ALICE ANN ROAD                          Standard             N                   09/01/2000          80
 NEWBURY PARK               CA   91320-0000   $4,852.31            07/01/2030          SEP2000             $0.00
 65204625                        7.990        $305,000.00          $304,380.69         $304,380.69         07/01/2000
 STORY, RON M                                 05/08/2000           360                 Primary Residence   Purchase
 11832 ROCOSO ROAD                            Standard             N                   09/01/2000          88.4057
 LAKESIDE                   CA   92040-0000   $2,235.86            06/01/2030          SEP2000             $0.00

 65206343                        8.250        $250,000.00          $249,680.06         $249,680.06         08/01/2000
 FILIAN, KIMBERLY M                           06/15/2000           360                 Primary Residence   Purchase
 619 OXBOW                                    Standard             N                   09/01/2000          59.5238
 BARRINGTON                 IL   60010-0000   $1,878.17            07/01/2030          SEP2000             $0.00
 65206349                        8.375        $639,200.00          $638,002.61         $638,002.61         08/01/2000
 BRAZIER, JOSELYNN M                          06/09/2000           360                 Primary Residence   Purchase
 4207 CHESTNUT AVENUE                         Standard             N                   09/01/2000          80
 LONG BEACH                 CA   90807-0000   $4,858.39            07/01/2030          SEP2000             $400.00
 65206380                        8.875        $430,000.00          $429,516.08         $429,516.08         08/01/2000
 HENDERSON, JOY L                             06/07/2000           360                 Primary Residence   Purchase
 6610 PEACEFUL MEADOW LANE                    Standard             N                   09/01/2000          67.4785
 CENTREVILLE                VA   20120-0000   $3,421.28            07/01/2030          SEP2000             ($0.01)

 65206994                        7.625        $446,392.00          $445,416.56         $445,416.56         07/01/2000
 GOSLA, YUSUF M                               05/03/2000           360                 Primary Residence   Purchase
 22 WINFIELD DRIVE LADERA RANC                Standard             N                   09/01/2000          80
 LADERA RANCH AREA          CA   92694-0000   $3,159.54            06/01/2030          SEP2000             $0.00
 65207089                        8.625        $480,000.00          $479,143.67         $479,143.67         07/01/2000
 MONTOYA, MARK T                              05/19/2000           360                 Primary Residence   Purchase
 4216 STANBRIDGE AVENUE                       Standard             N                   09/01/2000          80
 LONG BEACH                 CA   90808-0000   $3,733.40            06/01/2030          SEP2000             $0.00
 65207775                        8.625        $263,600.00          $263,287.62         $263,129.74         08/01/2000
 MARTINEZ, MARK                               06/12/2000           360                 Primary Residence   Purchase
 6751 HILLSIDE LANE                           Standard             N                   10/01/2000          80
 WHITTIER                   CA   90602-0000   $2,050.26            07/01/2030          SEP2000             ($0.01)

 65208195                        8.250        $280,000.00          $279,460.66         $279,460.66         07/01/2000
 CERCONE, LAURA J                             05/15/2000           360                 Primary Residence   Purchase
 210 CALLE CORTEZ                             Standard             N                   09/01/2000          80
 SAN CLEMENTE               CA   92672-0000   $2,103.55            06/01/2030          SEP2000             $0.00
 65208447                        8.250        $304,000.00          $303,806.14         $303,806.14         09/01/2000
 WOLF, LAURENCE J                             07/14/2000           360                 Primary Residence   Purchase
 164 SKILLMAN ROAD                            Standard             N                   09/01/2000          80
 MONTOGOMERY TWP            NJ   08558-0000   $2,283.86            08/01/2030          SEP2000             $0.00
 65208537                        8.750        $348,000.00          $347,598.10         $347,598.10         08/01/2000
 SORENSEN, STEVEN T                           06/07/2000           360                 Primary Residence   Refinance
 23330 AGRAMONTE DRIVE                        Standard             N                   09/01/2000          79.0909
 SANTA CLARITA              CA   91321-0000   $2,737.72            07/01/2030          SEP2000             $0.00

 65208670                        8.375        $405,200.00          $404,439.13         $404,439.13         07/01/2000
 DAVIS, ANDREW G                              05/01/2000           360                 Primary Residence   Purchase
 617 NEVADA STREET                            Standard             N                   09/01/2000          80
 SAUSALITO                  CA   94965-0000   $3,079.82            06/01/2030          SEP2000             $0.00
 65209095                        8.125        $300,000.00          $299,407.25         $299,407.25         07/01/2000
 CANNON, PAUL                                 05/03/2000           360                 Primary Residence   Purchase
 17691 LIMETREE WAY                           Standard             N                   09/01/2000          80
 TUSTIN                     CA   92780-0000   $2,227.50            06/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65209306                        8.125        $360,000.00          $359,288.74         $359,288.74         07/01/2000
 LOUIE, JANET                                 05/10/2000           360                 Primary Residence   Purchase
 1064 MANGROVE LANE                           Standard             N                   09/01/2000          78.2608
 ALAMEDA                    CA   94501-0000   $2,672.99            06/01/2030          SEP2000             $0.00
 65209709                        8.000        $420,000.00          $419,718.18         $419,718.18         09/01/2000
 CHILDERS, BRADLEY P                          07/03/2000           360                 Primary Residence   Purchase
 2061 FLETCHER AVENUE                         Standard             N                   09/01/2000          80
 SOUTH PASADENA             CA   91030-0000   $3,081.82            08/01/2030          SEP2000             $0.00
 65209801                        8.375        $434,000.00          $433,183.78         $433,183.78         07/01/2000
 DEVER, JOHN R                                05/17/2000           360                 Primary Residence   Refinance
 20 DEANS CORNER ROAD                         Standard             N                   09/01/2000          65.7575
 BREWSTER                   NY   10509-0000   $3,298.72            06/01/2030          SEP2000             $1.27

 65209977                        8.625        $460,000.00          $458,777.92         $458,777.92         07/01/2000
 SANCHEZ, CORINNE                             05/09/2000           360                 Primary Residence   Purchase
 307 LAWSON PLACE                             Standard             N                   09/01/2000          80
 GLENDALE                   CA   91202-0000   $3,577.84            06/01/2030          SEP2000             $401.44
 65210084                        8.625        $340,000.00          $338,727.56         $338,727.56         07/01/2000
 WEINBERG, DAVID M                            05/18/2000           360                 Primary Residence   Purchase
 9725 TUNNEY AVENUE                           Standard             N                   09/01/2000          79.5321
 NORTHRIDGE                 CA   91324-0000   $2,644.49            06/01/2030          SEP2000             $665.88
 65210223                        8.125        $336,000.00          $335,336.12         $335,336.12         07/01/2000
 JONES, STEVEN                                05/31/2000           360                 Primary Residence   Purchase
 22 SUMMIT AVE REDLANDS                       Standard             N                   09/01/2000          80
 REDLANDS                   CA   92373-0000   $2,494.80            06/01/2030          SEP2000             $0.01

 65210235                        8.125        $321,300.00          $320,363.14         $320,363.14         07/01/2000
 SEAMAN, KIRK L                               05/15/2000           360                 Primary Residence   Purchase
 1031 CYRUS LANE                              Standard             N                   09/01/2000          79.9918
 ARCADIA                    CA   91007-0000   $2,385.65            06/01/2030          SEP2000             $302.04
 65210283                        8.375        $374,000.00          $372,821.31         $372,821.31         05/01/2000
 BOBUS, STEVEN G                              03/31/2000           360                 Primary Residence   Refinance
 130 VAN BUREN COURT                          Standard             N                   09/01/2000          79.5744
 NOVATO                     CA   94947-0000   $2,842.68            04/01/2030          SEP2000             ($0.01)
 65210403                        8.000        $400,000.00          $399,461.43         $399,461.43         08/01/2000
 SHUKLA, VINOD                                06/26/2000           360                 Primary Residence   Purchase
 26 GREY PEBBLE COURT                         Standard             N                   09/01/2000          67.8094
 DARNESTOWN                 MD   20874-0000   $2,935.06            07/01/2030          SEP2000             ($0.01)

 65210593                        8.375        $294,000.00          $293,633.24         $293,447.94         08/01/2000
 HUGHES, DANIEL W                             06/08/2000           360                 Primary Residence   Purchase
 10 CHESTNUT LANE                             Standard             N                   10/01/2000          80
 NEW HOPE                   PA   18938-0000   $2,234.62            07/01/2030          SEP2000             ($0.01)
 65210703                        8.125        $750,000.00          $745,497.83         $745,497.83         07/01/2000
 SCALERA, RONALD P                            05/19/2000           360                 Primary Residence   Purchase
 3628 FAWNDALE PLACE SHERMAN OA               Standard             N                   09/01/2000          72.2891
 LOS ANGELES                CA   91403-0000   $5,568.73            06/01/2030          SEP2000             $3,020.37
 65210779                        8.250        $360,000.00          $359,738.73         $359,507.37         09/01/2000
 BLUM, DAVID                                  07/13/2000           360                 Primary Residence   Purchase
 800 EAST OCEAN BLVD 1601 & 1602              Standard             N                   10/01/2000          80
 LONG BEACH                 CA   90802-0000   $2,704.56            08/01/2030          SEP2000             $31.71

 65211185                        8.125        $317,300.00          $316,673.09         $316,673.09         07/01/2000
 ACKERSON, DAVID B                            05/16/2000           360                 Primary Residence   Purchase
 17166 SUNDERLAND DRIVE                       Standard             N                   09/01/2000          95
 GRANADA HILLS              CA   91344-0000   $2,355.95            06/01/2030          SEP2000             ($0.01)
 65211260                        8.125        $310,000.00          $309,797.21         $309,797.21         09/01/2000
 OWEN, MATTHEW K                              07/12/2000           360                 Primary Residence   Purchase
 10141 SIGNET CIR                             Standard             N                   09/01/2000          73.8095
 HUNTINGTON BEACH           CA   92646-0000   $2,301.75            08/01/2030          SEP2000             $0.00
 65211495                        7.750        $300,000.00          $298,759.37         $298,759.37         07/01/2000
 WEICKERT, BRENT D                            05/04/2000           360                 Primary Residence   Purchase
 2814 ASHBERRY COURT                          Standard             N                   09/01/2000          50
 FULLERTON                  CA   92835-0000   $2,149.24            06/01/2030          SEP2000             $601.30

 65211505                        8.625        $333,917.00          $333,156.31         $333,156.31         07/01/2000
 COLEMAN, RUSSELL T                           05/25/2000           360                 Primary Residence   Purchase
 7 MORRISON LANE                              Standard             N                   09/01/2000          90.0002
 WESTFORD                   MA   01886-0000   $2,597.18            06/01/2030          SEP2000             $164.97
 65211585                        9.000        $86,000.00           $85,858.00          $85,761.55          07/01/2000
 WALLER, ROBERT M                             05/02/2000           360                 Primary Residence   Refinance
 601 NORTH PERRY STREET                       Stated Income        N                   11/01/2000          68.8
 GREENVILLE                 AL   36037-0000   $691.98              06/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65211606                        8.375        $248,000.00          $247,690.63         $247,690.63         08/01/2000
 MURILLO, DAVID F                             06/14/2000           360                 Primary Residence   Purchase
 10 CALLE RANCHERA                            Standard             N                   09/01/2000          80
 RANCHO SANTA MARGAR        CA   92688-0000   $1,884.98            07/01/2030          SEP2000             $0.00
 65211622                        8.500        $252,700.00          $251,839.69         $251,839.69         07/01/2000
 LUCIAN, KAREN LYNNE                          05/15/2000           360                 Primary Residence   Purchase
 78220 SUNRISE MOUNTAIN VIEW                  Standard             N                   09/01/2000          76.3056
 PALM DESERT                CA   92211-0000   $1,943.05            06/01/2030          SEP2000             $397.77
 65211728                        8.375        $629,000.00          $627,818.91         $627,818.91         07/01/2000
 GOPISETTY, SANDEEP                           05/12/2000           360                 Primary Residence   Purchase
 19041 CLAYTON AVENUE                         Standard             N                   09/01/2000          79.7211
 MORGAN HILL                CA   95037-0000   $4,780.86            06/01/2030          SEP2000             ($0.01)

 65211737                        8.375        $300,000.00          $299,625.76         $299,625.76         08/01/2000
 FITZPATRICK, LYNNE B                         06/29/2000           360                 Primary Residence   Purchase
 2945 CALLE FRONTERA                          Standard             N                   09/01/2000          80
 SAN CLEMENTE               CA   92673-0000   $2,280.22            07/01/2030          SEP2000             $0.00
 65211782                        8.375        $420,000.00          $419,476.06         $419,211.34         08/01/2000
 GLENNON, JOSEPH T                            06/07/2000           360                 Primary Residence   Purchase
 127 EAST NECK ROAD                           Standard             N                   10/01/2000          60.0085
 HUNTINGTON                 NY   11743-0000   $3,192.31            07/01/2030          SEP2000             $0.00
 65211812                        8.250        $378,000.00          $377,758.96         $377,516.26         09/01/2000
 KELCHNER, WILLIAM H                          07/14/2000           360                 Primary Residence   Purchase
 5 SUSAN LANE                                 Standard             N                   10/01/2000          89.5734
 NEWTOWN                    CT   06470-0000   $2,839.79            08/01/2030          SEP2000             $0.00

 65211881                        8.000        $270,000.00          $269,414.95         $269,414.95         07/01/2000
 BUNCE, PATRICK J                             05/22/2000           360                 Primary Residence   Purchase
 4538 AVENIDA DE LAS ESTRELLAS                Standard             N                   09/01/2000          79.4117
 YORBA LINDA                CA   92886-0000   $1,981.17            06/01/2030          SEP2000             $37.91
 65211907                        8.500        $401,400.00          $400,911.94         $400,911.94         08/01/2000
 CHING, PETER C                               06/06/2000           360                 Primary Residence   Purchase
 2340 WEST CASPER COURT                       Standard             N                   09/01/2000          79.9913
 LA HABRA                   CA   90631-0000   $3,086.42            07/01/2030          SEP2000             $0.00
 65211950                        8.000        $330,000.00          $329,555.66         $329,555.66         08/01/2000
 KASHDAN, ALAN                                06/22/2000           360                 Primary Residence   Purchase
 2 EMMA COURT                                 Standard             N                   09/01/2000          50.0075
 MAHWAH                     NJ   07430-0000   $2,421.43            07/01/2030          SEP2000             $0.00

 65211954                        7.750        $398,990.00          $398,097.58         $398,097.58         07/01/2000
 GUPTA, VINEY                                 05/17/2000           360                 Primary Residence   Purchase
 6975 EAST MAGDALENA DRIVE                    Standard             N                   09/01/2000          74.9995
 ORANGE                     CA   92867-0000   $2,858.42            06/01/2030          SEP2000             $42.12
 65212043                        8.250        $350,000.00          $349,552.09         $349,552.09         08/01/2000
 LIISTRO, PAUL T                              06/15/2000           360                 Second Home         Purchase
 4 LOCHWOOD                                   Standard             N                   09/01/2000          53.8461
 CROMWELL                   CT   06416-0000   $2,629.44            07/01/2030          SEP2000             $0.00
 65212145                        8.250        $326,700.00          $326,070.71         $325,858.06         07/01/2000
 ISTRATE, CONSTANTIN                          05/19/2000           360                 Primary Residence   Purchase
 2438 VIA CIELO                               Standard             N                   10/01/2000          90
 HACIENDA HEIGHTS           CA   90601-0000   $2,454.39            06/01/2030          SEP2000             $0.00

 65212203                        8.375        $314,800.00          $314,186.87         $314,186.87         07/01/2000
 CONTILLO, CHERYL A                           05/23/2000           360                 Primary Residence   Purchase
 6405 SAN ANDRES AVENUE                       Standard             N                   09/01/2000          80
 CYPRESS                    CA   90630-0000   $2,392.71            06/01/2030          SEP2000             $22.02
 65212226                        8.375        $550,700.00          $550,013.03         $550,013.03         08/01/2000
 CRUSING, JOHN R                              06/23/2000           360                 Primary Residence   Purchase
 1750 MARILYN LANE                            Standard             N                   09/01/2000          79.9891
 SAN MARCOS                 CA   92069-0000   $4,185.72            07/01/2030          SEP2000             $0.00
 65212400                        8.500        $399,000.00          $398,116.29         $398,116.29         07/01/2000
 PETRIE, LOUIS C                              05/09/2000           360                 Primary Residence   Purchase
 3766 GRANDVIEW BOULEVARD                     Standard             N                   09/01/2000          79.9599
 LOS ANGELES                CA   90066-0000   $3,067.97            06/01/2030          SEP2000             $153.40

 65212453                        8.250        $352,000.00          $351,549.54         $351,549.54         08/01/2000
 AUBERT, GARTH W                              06/08/2000           360                 Primary Residence   Purchase
 462 NORTH SEGOVIA AVENUE                     Standard             N                   09/01/2000          80
 SAN GABRIEL                CA   91775-0000   $2,644.46            07/01/2030          SEP2000             $0.00
 65212636                        8.500        $330,000.00          $329,395.98         $329,395.98         07/01/2000
 GUTIERREZ, WILLIAM M                         05/15/2000           360                 Primary Residence   Purchase
 2895 TEAL STREET                             Standard             N                   09/01/2000          75.862
 LA VERNE                   CA   91750-0000   $2,537.42            06/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65212680                        8.500        $493,000.00          $492,400.55         $492,400.55         08/01/2000
 MALLDER, SPENCER A                           06/27/2000           360                 Primary Residence   Purchase
 150 W 56TH STREET #3702                      Standard             N                   09/01/2000          85
 NEW YORK                   NY   10019-0000   $3,790.75            07/01/2030          SEP2000             $0.00
 65212684                        8.375        $375,000.00          $374,057.82         $374,057.82         06/01/2000
 SCHULTE, MATT P                              04/24/2000           360                 Primary Residence   Refinance
 5528 TRAIL SIDE DRIVE                        Standard             N                   09/01/2000          76.5306
 YORBA LINDA                CA   92887-0000   $2,850.28            05/01/2030          SEP2000             $0.00
 65212705                        8.125        $320,000.00          $319,579.92         $319,579.92         08/01/2000
 UMAMOTO, STANLEY J                           06/19/2000           360                 Primary Residence   Refinance
 12612 KENNY DRIVE                            Standard             N                   09/01/2000          80
 LOS ANGELES                CA   91344-0000   $2,376.00            07/01/2030          SEP2000             $0.00

 65212707                        8.375        $292,000.00          $291,451.68         $291,451.68         07/01/2000
 ROBIN, STEPHEN L                             05/11/2000           360                 Primary Residence   Refinance
 3537 GLADIOLA DRIVE                          Standard             N                   09/01/2000          78.9189
 CALABASAS                  CA   91302-0000   $2,219.42            06/01/2030          SEP2000             $0.00
 65212758                        8.375        $450,000.00          $449,438.64         $449,438.64         08/01/2000
 JOHANSEN, RUNE G                             06/15/2000           360                 Primary Residence   Purchase
 11630 SW 62ND AVENUE                         Standard             N                   09/01/2000          84.9056
 PINE CREST                 FL   33156-0000   $3,420.33            07/01/2030          SEP2000             $0.00
 65212791                        7.875        $300,000.00          $299,376.55         $299,376.55         07/01/2000
 WHITE, CHERYL D                              05/01/2000           360                 Primary Residence   Refinance
 14281 BOURGEOIS WAY                          Standard             N                   09/01/2000          75
 SAN DIEGO                  CA   92129-0000   $2,175.21            06/01/2030          SEP2000             $0.00

 65212791                        8.125        $276,000.00          $275,586.27         $275,586.27         08/01/2000
 DAVIS, GERALD L                              06/16/2000           360                 Primary Residence   Purchase
 3364 SAGUNTO STREET                          Standard             N                   09/01/2000          80
 SANTA YNEZ                 CA   93460-0000   $2,049.30            07/01/2030          SEP2000             $51.41
 65212848                        8.625        $338,200.00          $337,553.55         $337,553.55         07/01/2000
 WOOD, YUNMI P                                05/23/2000           360                 Primary Residence   Purchase
 17920 ERWIN STREET                           Standard             N                   09/01/2000          95
 ENCINO                     CA   91316-0000   $2,630.49            06/01/2030          SEP2000             $43.10
 65213054                        8.250        $379,900.00          $379,413.82         $379,168.22         08/01/2000
 DAMATARCA, MIHAIL                            06/15/2000           360                 Primary Residence   Purchase
 49 SOUTHERN HILLS DRIVE                      Standard             N                   10/01/2000          89.9791
 ALISO VIEJO AREA           CA   92656-0000   $2,854.07            07/01/2030          SEP2000             $0.00

 65213095                        8.125        $350,000.00          $349,771.04         $349,771.04         09/01/2000
 GEE, JOHN F                                  07/24/2000           360                 Primary Residence   Purchase
 6205 VIEW CREST DRIVE                        Standard             N                   09/01/2000          56.0448
 OAKLAND                    CA   94619-0000   $2,598.75            08/01/2030          SEP2000             $0.00
 65213122                        8.875        $276,800.00          $276,488.49         $276,331.00         08/01/2000
 TRIEU, THAI W                                06/07/2000           360                 Primary Residence   Purchase
 7835 EAST MARGARET COURT                     Standard             N                   10/01/2000          80
 ANAHEIM                    CA   92807-0000   $2,202.35            07/01/2030          SEP2000             $0.00
 65213194                        8.625        $421,500.00          $421,000.49         $421,000.49         08/01/2000
 LE VAN, EDWARD E                             06/12/2000           360                 Primary Residence   Purchase
 3178 CORTE HERMOSA                           Standard             N                   09/01/2000          79.9848
 NEWPORT BEACH              CA   92660-0000   $3,278.39            07/01/2030          SEP2000             $0.00

 65213211                        8.375        $572,000.00          $570,925.92         $570,925.92         07/01/2000
 TONYAN, FRANCIS D                            05/19/2000           360                 Primary Residence   Purchase
 610 CALLE REATA                              Standard             N                   09/01/2000          80
 SAN CLEMENTE               CA   92672-0000   $4,347.62            06/01/2030          SEP2000             $0.01
 65213284                        8.625        $538,300.00          $537,339.68         $537,339.68         07/01/2000
 RODAS, ANTHONY G                             05/19/2000           360                 Primary Residence   Other
 816 ROSECRANS AVE                            Standard             N                   09/01/2000          66.4567
 MANHATTAN BEACH            CA   90266-0000   $4,186.85            06/01/2030          SEP2000             ($0.01)
 65213299                        7.875        $263,200.00          $262,836.53         $262,836.53         08/01/2000
 GALLEGOS, SUSAN R                            06/12/2000           360                 Primary Residence   Purchase
 1035 EAST BENNETT AVENUE                     Standard             N                   09/01/2000          80
 GLENDORA                   CA   91741-0000   $1,908.39            07/01/2030          SEP2000             $0.00

 65213311                        8.125        $406,000.00          $405,197.85         $405,197.85         07/01/2000
 HOLMSKY, CYNTHIA A                           05/23/2000           360                 Primary Residence   Purchase
 109 MONTE VISTA DRIVE                        Standard             N                   09/01/2000          80
 MONTEREY                   CA   93940-0000   $3,014.54            06/01/2030          SEP2000             $0.00
 65213328                        8.250        $280,000.00          $279,821.45         $279,641.67         09/01/2000
 SASSE, KENT C                                07/21/2000           360                 Primary Residence   Purchase
 3315 MARKRIDGE DRIVE                         Standard             N                   10/01/2000          80
 RENO                       NV   89509-0000   $2,103.55            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65213342                        8.500        $290,000.00          $289,824.32         $289,647.39         09/01/2000
 NGUYEN, HIEP N                               07/31/2000           360                 Primary Residence   Purchase
 905 LORAINE AVENUE                           Standard             N                   10/01/2000          74.3589
 SOUTH PLAINFIELD           NJ   07080-0000   $2,229.85            08/01/2030          SEP2000             $0.00
 65213343                        8.375        $369,600.00          $369,138.94         $369,138.94         08/01/2000
 HARRIS, ELWYN D                              06/15/2000           360                 Primary Residence   Purchase
 5308 BALLONA LANE                            Standard             N                   09/01/2000          80
 CULVER CITY                CA   90230-0000   $2,809.23            07/01/2030          SEP2000             $0.00
 65213437                        7.875        $451,500.00          $450,561.71         $450,561.71         07/01/2000
 TRIVEDI, SHRIKANT                            05/19/2000           360                 Primary Residence   Refinance
 1208 REMBRANDT DRIVE                         Standard             N                   09/01/2000          70
 SUNNYVALE                  CA   94087-0000   $3,273.69            06/01/2030          SEP2000             $0.00

 65213457                        8.375        $487,500.00          $482,840.00         $482,840.00         07/01/2000
 MORIARTY, PATRICK J                          05/25/2000           360                 Primary Residence   Refinance
 604 FLORENCE RD                              Standard             N                   09/01/2000          77.3809
 RIVER VALE                 NJ   07675-0000   $3,705.36            06/01/2030          SEP2000             $3,744.59
 65213469                        8.375        $355,000.00          $354,333.39         $354,333.39         07/01/2000
 JACOBSEN, RANDALL R                          05/07/2000           360                 Primary Residence   Refinance
 141 PALMETTA ST                              Standard             N                   09/01/2000          74.7368
 SANTA CRUZ                 CA   95060-0000   $2,698.26            06/01/2030          SEP2000             $0.01
 65213472                        7.875        $348,800.00          $348,318.32         $348,318.32         08/01/2000
 ENGEL, THOMAS                                06/15/2000           360                 Primary Residence   Purchase
 4205 BOXELDER PLACE                          Standard             N                   09/01/2000          80
 DAVIS                      CA   95616-0000   $2,529.05            07/01/2030          SEP2000             $0.00

 65213494                        7.875        $320,000.00          $319,558.09         $319,558.09         08/01/2000
 PETERS, EDWARD A                             06/15/2000           360                 Primary Residence   Purchase
 410 BARNESLEY LANE                           Standard             N                   09/01/2000          76.2086
 ALPHARETTA                 GA   30022-0000   $2,320.23            07/01/2030          SEP2000             $0.00
 65213502                        8.250        $323,900.00          $323,693.45         $323,693.45         09/01/2000
 SILVA, MANUEL G                              07/21/2000           360                 Primary Residence   Purchase
 30 ANTELOPE CIRCLE                           Standard             N                   09/01/2000          89.9972
 NORTH KINGSTOWN            RI   02852-0000   $2,433.36            08/01/2030          SEP2000             $0.00
 65213509                        8.250        $268,000.00          $267,829.10         $267,829.10         09/01/2000
 CARNAHAN, MARK                               07/26/2000           360                 Primary Residence   Purchase
 1826 TANAGER DRIVE                           Standard             N                   09/01/2000          80
 COSTA MESA                 CA   92626-0000   $2,013.40            08/01/2030          SEP2000             $0.00

 65213546                        8.375        $388,000.00          $387,515.97         $387,271.42         08/01/2000
 OH, KENNETH K                                06/08/2000           360                 Primary Residence   Purchase
 418 HILLSBOROUGH STREET                      Standard             N                   10/01/2000          80
 THOUSAND OAKS              CA   91361-0000   $2,949.09            07/01/2030          SEP2000             $0.00
 65213551                        8.625        $280,000.00          $279,500.46         $279,500.46         07/01/2000
 BURGUILLOS, GERALD                           05/09/2000           360                 Primary Residence   Refinance
 2755 SHERLOCK                                Standard             N                   09/01/2000          80
 SAN JOSE                   CA   95121-0000   $2,177.82            06/01/2030          SEP2000             $0.01
 65213570                        8.250        $307,500.00          $306,907.68         $306,907.68         07/01/2000
 HACKEN, ROBERT E                             05/09/2000           360                 Primary Residence   Refinance
 3416 CRESTWOOD COURT                         Standard             N                   09/01/2000          75
 NEWBURY PARK               CA   91320-0000   $2,310.15            06/01/2030          SEP2000             $0.00

 65213584                        8.500        $408,000.00          $407,503.91         $407,752.83         08/01/2000
 ALI, MIR NADIR                               06/09/2000           360                 Primary Residence   Purchase
 2003 GREENWOOD OAKS DRIVE                    Standard             N                   08/01/2000          80
 HOUSTON                    TX   77062-0000   $3,137.17            07/01/2030          SEP2000             $0.00
 65213645                        8.625        $406,000.00          $404,835.56         $404,441.82         07/01/2000
 MESTAS, TERRY A                              05/05/2000           300                 Primary Residence   Refinance
 18382 OXBORO LANE                            Standard             N                   10/01/2000          78.0769
 HUNTINGTON BEACH           CA   92648-0000   $3,303.50            06/01/2025          SEP2000             ($0.01)
 65213659                        8.500        $562,500.00          $561,816.05         $561,816.05         08/01/2000
 MAXWELL, MICHAEL B                           06/02/2000           360                 Primary Residence   Refinance
 2989 WOODSTOCK ROAD                          Standard             N                   09/01/2000          71.2025
 SANTA YNEZ                 CA   93460-0000   $4,325.14            07/01/2030          SEP2000             $0.01

 65213666                        8.250        $500,000.00          $499,360.13         $499,360.13         08/01/2000
 CASS, CHARLENE M                             06/30/2000           360                 Primary Residence   Purchase
 44 WILDWOOD LANE                             Standard             N                   09/01/2000          73.3137
 WESTON                     CT   06883-0000   $3,756.34            07/01/2030          SEP2000             $0.00
 65213670                        8.250        $266,400.00          $266,230.12         $266,230.12         09/01/2000
 D'AMATO, ANTHONY R                           07/19/2000           360                 Second Home         Purchase
 968 SOUTH FLINT RIDGE WAY                    Standard             N                   09/01/2000          90
 ANAHEIM                    CA   92808-0000   $2,001.38            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65213691                        8.625        $312,800.00          $312,429.31         $312,429.31         08/01/2000
 CHAKRABORTY, RANJAN                          06/19/2000           360                 Primary Residence   Purchase
 44 W KINCAID DRIVE                           Standard             N                   09/01/2000          80
 WEST WINDSOR               NJ   08550-0000   $2,432.93            07/01/2030          SEP2000             $0.00
 65213715                        8.375        $284,000.00          $283,645.71         $283,466.71         08/01/2000
 OLDHAM, SALLY B                              06/22/2000           360                 Primary Residence   Purchase
 173 MORRO HILLS ROAD                         Stated Income        N                   10/01/2000          50
 FALLBROOK                  CA   92028-0000   $2,158.61            07/01/2030          SEP2000             $0.00
 65213721                        8.625        $374,500.00          $373,643.17         $373,643.17         07/01/2000
 RYAN, PAUL A                                 05/23/2000           360                 Primary Residence   Refinance
 1702 ROULETTE CIRCLE                         Standard             N                   09/01/2000          79.6808
 THOUSAND OAKS              CA   91362-0000   $2,912.83            06/01/2030          SEP2000             $188.72

 65213721                        8.125        $320,000.00          $319,579.92         $319,367.74         08/01/2000
 COLEMAN, CAROL M                             06/08/2000           360                 Primary Residence   Purchase
 20881 MANDEVILLE PLACE                       Standard             N                   10/01/2000          74.4186
 PERRIS                     CA   92570-0000   $2,376.00            07/01/2030          SEP2000             $0.00
 65213722                        8.750        $282,000.00          $281,509.70         $281,509.70         07/01/2000
 HEFFERN, WILLIAM L                           05/16/2000           360                 Primary Residence   Refinance
 2864 SAWGRASS DRIVE                          Standard             N                   09/01/2000          69.6296
 SANTA ANA                  CA   92706-0000   $2,218.50            06/01/2030          SEP2000             ($0.01)
 65213742                        8.125        $235,700.00          $235,545.82         $235,545.82         09/01/2000
 DAVIS, GREGORY E                             07/18/2000           360                 Primary Residence   Purchase
 442 EAST VIRGINIA AVENUE                     Standard             N                   09/01/2000          94.9637
 GLENDORA                   CA   91741-0000   $1,750.07            08/01/2030          SEP2000             $0.00

 65213779                        8.375        $515,000.00          $514,357.55         $514,357.55         08/01/2000
 MC NERNEY, MICHAEL W                         06/08/2000           360                 Primary Residence   Purchase
 630 OCEAN VIEW AVENUE                        Standard             N                   09/01/2000          74.1007
 ENCINITAS                  CA   92024-0000   $3,914.38            07/01/2030          SEP2000             $0.00
 65213795                        8.250        $483,000.00          $482,692.01         $482,692.01         09/01/2000
 RICHMOND, WARREN H                           07/07/2000           360                 Primary Residence   Other
 93 BAYVIEW AVENUE                            Standard             N                   09/01/2000          74.3076
 NORTHPORT                  NY   11768-0000   $3,628.62            08/01/2030          SEP2000             ($0.01)
 65213816                        8.375        $359,200.00          $357,976.74         $357,976.74         09/01/2000
 PISCHKE, ARLIN R                             07/14/2000           360                 Primary Residence   Purchase
 4 DOROTHY DRIVE                              Standard             N                   09/01/2000          80
 SPARTA                     NJ   07871-0000   $2,730.18            08/01/2030          SEP2000             $1,000.00

 65213872                        8.625        $355,500.00          $354,865.79         $354,865.79         07/01/2000
 BOBB, ANDREW B                               05/30/2000           360                 Primary Residence   Purchase
 2503 FRANKFORT STREET                        Standard             N                   09/01/2000          90
 SAN DIEGO                  CA   92110-0000   $2,765.05            06/01/2030          SEP2000             ($0.01)
 65213916                        8.625        $360,000.00          $359,357.75         $359,357.75         07/01/2000
 CUNNINGHAM, MURRAY H                         05/09/2000           360                 Primary Residence   Refinance
 8605 COUNTRYBROOKE WAY                       Standard             N                   09/01/2000          75
 LUTHERVILLE                MD   21093-0000   $2,800.05            06/01/2030          SEP2000             $0.01
 65213985                        8.500        $800,000.00          $798,535.75         $798,535.75         07/01/2000
 SHARIFIAN, MORTEZA S                         05/26/2000           360                 Primary Residence   Purchase
 18 CABALLEROS ROAD                           Standard             N                   09/01/2000          55.7491
 ROLLING HILLS              CA   90274-0000   $6,151.31            06/01/2030          SEP2000             $0.00

 65214002                        8.750        $362,000.00          $362,000.00         $361,791.72         10/01/2000
 PATEL, HEMANT D                              08/07/2000           360                 Primary Residence   Purchase
 456 BURANO COURT                             Standard             N                   10/01/2000          80
 OAK PARK                   CA   91377-0000   $2,847.86            09/01/2030          SEP2000             $0.00
 65214009                        8.375        $327,200.00          $326,791.82         $326,791.82         08/01/2000
 DALBEY, JAMES R                              06/27/2000           360                 Primary Residence   Purchase
 1690 GALWAY PLACE                            Standard             N                   09/01/2000          80
 EL CAJON                   CA   92020-0000   $2,486.96            07/01/2030          SEP2000             $0.01
 65214013                        7.990        $219,100.00          $218,804.38         $218,804.38         08/01/2000
 MARTINEZ, MARK G                             06/07/2000           360                 Primary Residence   Purchase
 13 PANAMA STREET                             Standard             N                   09/01/2000          79.9926
 ALISO VIEJO AREA           CA   92656-0000   $1,606.16            07/01/2030          SEP2000             $0.00

 65214042                        8.250        $264,000.00          $263,831.65         $263,831.65         09/01/2000
 ZUBIZARRETA, GABRIEL                         07/07/2000           360                 Primary Residence   Purchase
 3331 BENTON STREET                           Standard             N                   09/01/2000          89.4915
 SANTA CLARA                CA   95051-0000   $1,983.35            08/01/2030          SEP2000             $0.00
 65214053                        8.625        $280,200.00          $279,835.31         $279,835.31         08/01/2000
 DESAI, GAUTAM B                              06/15/2000           360                 Primary Residence   Purchase
 560 W FULTON STREET 506                      Standard             N                   09/01/2000          87.6186
 CHICAGO                    IL   60661-0000   $2,179.37            07/01/2030          SEP2000             $32.64



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65214066                        8.500        $390,000.00          $389,525.79         $389,525.79         08/01/2000
 PRICE, GEORGE E                              06/07/2000           360                 Primary Residence   Purchase
 1874 HIGHLAND OAKS DRIVE                     Standard             N                   09/01/2000          72.2222
 ARCADIA                    CA   91006-0000   $2,998.77            07/01/2030          SEP2000             $0.00
 65214089                        7.875        $210,000.00          $209,855.48         $209,855.48         09/01/2000
 AKEY, RICHARD E                              07/14/2000           360                 Primary Residence   Purchase
 5 SPUR STREET                                Stated Income        N                   09/01/2000          53.7084
 PURDY STATION              NY   10578-0000   $1,522.65            08/01/2030          SEP2000             $0.00
 65214126                        8.125        $528,000.00          $527,306.88         $527,306.88         08/01/2000
 GRIFFITH, DAVID D                            06/26/2000           360                 Primary Residence   Purchase
 19050 VISTA DE MONTANA                       Standard             N                   09/01/2000          80
 MURRIETA                   CA   92562-0000   $3,920.39            07/01/2030          SEP2000             $0.00

 65214200                        8.625        $100,000.00          $99,881.50          $99,881.50          08/01/2000
 PARKER, GAIL E                               06/21/2000           360                 Primary Residence   Refinance
 15615 GLEASON LAKE DRIVE                     Stated Income        N                   09/01/2000          76.3358
 PLYMOUTH                   MN   55447-0000   $777.79              07/01/2030          SEP2000             $0.00
 65214221                        8.250        $311,200.00          $310,791.21         $310,791.21         09/01/2000
 LIVINGSTONE, JAY                             07/31/2000           360                 Primary Residence   Purchase
 15281 SAVERNE CIRCLE                         Standard             N                   09/01/2000          80
 IRVINE                     CA   92604-0000   $2,337.95            08/01/2030          SEP2000             $210.34
 65214368                        8.125        $480,000.00          $479,051.63         $478,731.22         07/01/2000
 SCHEINMAN, JAMES A                           05/20/2000           360                 Primary Residence   Refinance
 2034 MEZES AVENUE                            Standard             N                   10/01/2000          78.6885
 BELMONT                    CA   94002-0000   $3,563.99            06/01/2030          SEP2000             $0.01

 65214443                        8.750        $406,500.00          $405,793.24         $405,793.24         07/01/2000
 GONZALES, DONALD J                           05/22/2000           360                 Primary Residence   Refinance
 3164 QUIET HILLS DRIVE                       Standard             N                   09/01/2000          79.7058
 ESCONDIDO                  CA   92029-0000   $3,197.94            06/01/2030          SEP2000             $0.00
 65214550                        8.125        $316,800.00          $316,384.12         $316,384.12         08/01/2000
 RAMOS, VICTOR M                              06/22/2000           360                 Primary Residence   Purchase
 4950 MARLIN WAY                              Standard             N                   09/01/2000          90
 OXNARD                     CA   93035-0000   $2,352.24            07/01/2030          SEP2000             $0.00
 65214551                        8.250        $315,200.00          $314,796.62         $314,796.62         08/01/2000
 ALCARAZ, EDUARDO I                           06/17/2000           360                 Primary Residence   Purchase
 2517 MILL LANE                               Standard             N                   09/01/2000          79.9711
 FULLERTON                  CA   92831-0000   $2,368.00            07/01/2030          SEP2000             $0.00

 65214624                        8.750        $420,000.00          $419,358.35         $419,358.35         09/01/2000
 HASSIG, DAVID A                              07/03/2000           360                 Primary Residence   Purchase
 825 DESEO AVENUE                             Standard             N                   09/01/2000          66.1417
 CAMARILLO AREA             CA   93010-0000   $3,304.15            08/01/2030          SEP2000             $400.00
 65214752                        8.500        $400,000.00          $399,513.63         $399,020.35         08/01/2000
 CARTER, WILLIAM S                            06/11/2000           360                 Primary Residence   Refinance
 1853 S 107TH STREET                          Standard             N                   11/01/2000          72.2021
 OMAHA                      NE   68124-0000   $3,075.66            07/01/2030          SEP2000             $0.00
 65214940                        7.750        $400,000.00          $399,433.54         $399,433.54         08/01/2000
 SUD, KAMAL J                                 06/20/2000           360                 Primary Residence   Refinance
 677 DRISCOLL COURT                           Standard             N                   09/01/2000          23.8805
 PALO ALTO                  CA   94306-0000   $2,865.65            07/01/2030          SEP2000             $0.00

 65215036                        8.500        $285,000.00          $284,737.97         $284,737.97         09/01/2000
 SOUDBAKHSH, FARZAD                           07/14/2000           360                 Primary Residence   Purchase
 295 DIAMOND WAY                              Standard             N                   09/01/2000          95
 MILPITAS                   CA   95035-0000   $2,191.41            08/01/2030          SEP2000             $89.37
 65215120                        8.125        $335,000.00          $334,560.24         $334,560.24         08/01/2000
 SOLOMON, LAWRENCE J                          06/13/2000           360                 Primary Residence   Purchase
 6469 ZUMA VIEW PLACE #154                    Standard             N                   09/01/2000          59.8214
 MALIBU                     CA   90265-0000   $2,487.37            07/01/2030          SEP2000             ($0.01)
 65215257                        9.000        $115,000.00          $114,873.89         $114,873.89         08/01/2000
 MOEN, JON                                    06/09/2000           360                 Primary Residence   Purchase
 19545 SHERMAN WAY #94                        Stated Income        N                   09/01/2000          74.9185
 RESEDA                     CA   91335-0000   $925.32              07/01/2030          SEP2000             $0.00

 65215343                        8.250        $294,500.00          $294,312.20         $294,312.20         09/01/2000
 BARRIDO, JOHANNE L                           07/19/2000           360                 Primary Residence   Purchase
 3105 WEST TERANIMAR DRIVE                    Standard             N                   09/01/2000          95
 ANAHEIM                    CA   92804-0000   $2,212.49            08/01/2030          SEP2000             $0.00
 65215532                        8.375        $375,000.00          $374,532.19         $374,532.19         08/01/2000
 DRURY, NORMAN L                              06/09/2000           360                 Primary Residence   Refinance
 476 OLD VIA RANCHO DRIVE                     Standard             N                   09/01/2000          75
 ESCONDIDO                  CA   92029-0000   $2,850.28            07/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65215589                        8.250        $386,000.00          $385,753.86         $385,753.86         09/01/2000
 PRASAD, G R                                  07/14/2000           360                 Primary Residence   Purchase
 2253 CORTE MELINA                            Standard             N                   09/01/2000          80
 PLEASANTON                 CA   94566-0000   $2,899.89            08/01/2030          SEP2000             $0.00
 65215666                        8.250        $284,050.00          $283,686.48         $283,686.48         08/01/2000
 MANNING, ALISON M                            06/09/2000           360                 Primary Residence   Purchase
 371 25TH AVE #202                            Standard             N                   09/01/2000          95
 SAN FRANCISCO              CA   94121-0000   $2,133.98            07/01/2030          SEP2000             $0.00
 65215844                        8.375        $219,900.00          $219,487.08         $219,487.08         07/01/2000
 DEMARAIS, JAMES A                            05/25/2000           360                 Primary Residence   Purchase
 1650 SAMAR PLACE                             Standard             N                   09/01/2000          79.9927
 COSTA MESA                 CA   92626-0000   $1,671.40            06/01/2030          SEP2000             $0.01

 65215864                        8.375        $312,300.00          $311,910.41         $311,713.57         08/01/2000
 ELSHIEK, MUSA A                              06/08/2000           360                 Primary Residence   Purchase
 636 OLYMPIC AVENUE                           Standard             N                   10/01/2000          80
 HAYWARD                    CA   94544-0000   $2,373.71            07/01/2030          SEP2000             $0.00
 65216001                        8.250        $300,000.00          $299,615.68         $299,615.68         08/01/2000
 HUNTER, BURFORD                              06/20/2000           360                 Primary Residence   Refinance
 5402 EAST MURIEL DRIVE                       Standard             N                   09/01/2000          80
 SCOTTSDALE                 AZ   85254-0000   $2,253.80            07/01/2030          SEP2000             $0.40
 65216105                        8.875        $296,000.00          $295,834.06         $295,834.06         09/01/2000
 GAEBLER, MATTHEW E                           07/14/2000           360                 Primary Residence   Purchase
 5290 LANAGAN STREET                          Standard             N                   09/01/2000          80
 COLORADO SPRINGS           CO   80919-0000   $2,355.11            08/01/2030          SEP2000             $0.00

 65216107                        8.875        $295,000.00          $294,568.00         $294,568.00         08/01/2000
 SILFIES, RANDALL O                           06/09/2000           360                 Primary Residence   Refinance
 350 GLEN PARK WAY                            Standard             N                   09/01/2000          47.9674
 BRISBANE                   CA   94005-0000   $2,347.16            07/01/2030          SEP2000             $100.00
 65216208                        8.250        $315,000.00          $314,596.89         $314,596.89         08/01/2000
 EDWARDS, ALEXANDER H                         06/13/2000           360                 Primary Residence   Purchase
 10260 PEREZ COURT                            Standard             N                   09/01/2000          75
 SAN DIEGO                  CA   92124-0000   $2,366.49            07/01/2030          SEP2000             $0.00
 65216456                        8.750        $168,300.00          $168,300.00         $168,300.00         10/01/2000
 TORRES, ALVINA                               08/10/2000           360                 Primary Residence   Purchase
 29 WISTERA PLACE                             Standard             N                   09/01/2000          90
 ALISO VIEJO                CA   92656-0000   $1,324.02            09/01/2030          SEP2000             $0.00

 65216556                        7.750        $220,000.00          $219,752.29         $219,752.29         09/01/2000
 LIEBECK, STEVEN G                            07/03/2000           360                 Primary Residence   Purchase
 3125 CHATWIN AVENUE                          No Income/No         N                   09/01/2000          80
 LONG BEACH                 CA   90808-0000   $1,576.11            08/01/2030          OCT2000             $92.43
 65216648                        7.875        $360,000.00          $359,752.25         $359,752.25         09/01/2000
 HICKEY, WILLIAM P                            07/12/2000           360                 Primary Residence   Purchase
 3233 BROADMOOR                               Standard             N                   09/01/2000          90
 FAIRFIELD                  CA   94585-0000   $2,610.25            08/01/2030          SEP2000             $0.00
 65216672                        8.125        $284,000.00          $283,614.22         $283,225.82         09/01/2000
 REL, HENRY                                   07/14/2000           360                 Primary Residence   Purchase
 212 SOUTH LA PAZ STREET                      Standard             N                   10/01/2000          80
 COUNTY OF ORANGE           CA   92807-0000   $2,108.70            08/01/2030          SEP2000             $200.00

 65216733                        8.250        $344,000.00          $343,559.77         $343,559.77         08/01/2000
 SUNDARESAN, TRIVANDRUM R                     06/22/2000           360                 Primary Residence   Purchase
 4744 LAGO VISTA CIRCLE                       Standard             N                   09/01/2000          80
 SAN JOSE                   CA   95129-0000   $2,584.36            07/01/2030          SEP2000             $0.00
 65216885                        7.990        $275,200.00          $275,014.96         $275,014.96         09/01/2000
 BURNS, EDWARD T                              07/03/2000           360                 Second Home         Purchase
 1758 GARZA LANE                              Standard             N                   09/01/2000          80
 SANTA CRUZ                 CA   95062-0000   $2,017.41            08/01/2030          SEP2000             $0.00
 65216894                        7.875        $291,600.00          $291,399.32         $291,399.32         09/01/2000
 KIYOHARA, JAMES                              07/06/2000           360                 Primary Residence   Purchase
 2 OAK RIDGE CIRCLE                           Standard             N                   09/01/2000          80
 ALISO VIEJO AREA           CA   92656-0000   $2,114.31            08/01/2030          SEP2000             ($0.01)

 65216899                        8.125        $312,000.00          $311,590.42         $311,590.42         08/01/2000
 MOCKLER, DONALD S                            06/26/2000           360                 Primary Residence   Purchase
 2432 SYCAMORE HILLS DRIVE                    Standard             N                   09/01/2000          80
 FORT WAYNE                 IN   46814-0000   $2,316.60            07/01/2030          SEP2000             $0.00
 65216906                        8.375        $516,000.00          $515,356.30         $515,031.08         08/01/2000
 ELLISON, NORMAN                              06/26/2000           360                 Primary Residence   Purchase
 4212 PARVA AVENUE                            Standard             N                   10/01/2000          80
 LOS ANGELES                CA   90027-0000   $3,921.98            07/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65216978                        8.250        $375,000.00          $374,520.11         $374,520.11         08/01/2000
 LEE, STEVEN K                                06/20/2000           360                 Primary Residence   Purchase
 8019 EAST SAN LUIS DR                        Standard             N                   09/01/2000          75
 ORANGE                     CA   92869-0000   $2,817.25            07/01/2030          SEP2000             $0.00
 65217002                        7.875        $300,000.00          $299,585.73         $299,585.73         08/01/2000
 KOSHET, SHARON                               06/14/2000           360                 Primary Residence   Purchase
 10055 ORCAS AVENUE                           Standard             N                   09/01/2000          66.6666
 SHADOW HILLS               CA   91040-0000   $2,175.21            07/01/2030          SEP2000             $0.00
 65217095                        8.250        $400,000.00          $399,644.93         $399,644.93         09/01/2000
 MCGINNIS, JAMES P                            07/10/2000           360                 Primary Residence   Purchase
 4452 WOODFIELD BOULEVARD                     Standard             N                   09/01/2000          69.5652
 BOCA RATON                 FL   33434-0000   $3,005.07            08/01/2030          SEP2000             $100.00

 65217165                        8.750        $424,000.00          $222,297.72         $222,297.72         09/01/2000
 CHEN, YORK L                                 07/21/2000           360                 Primary Residence   Purchase
 5250 CAMINITO EXQUISITO                      Standard             N                   09/01/2000          80
 SAN DIEGO                  CA   92130-0000   $3,335.61            08/01/2030          SEP2000             $201,458.34
 65217173                        8.250        $304,000.00          $303,806.14         $303,806.14         09/01/2000
 CHRISTIE, TODD W                             07/05/2000           360                 Primary Residence   Purchase
 404 AGNUS DRIVE                              Standard             N                   09/01/2000          80
 VENTURA                    CA   93003-0000   $2,283.86            08/01/2030          SEP2000             $0.00
 65217270                        8.375        $442,300.00          $441,671.59         $441,354.09         08/01/2000
 FARRELL, JOSEPHINE                           06/13/2000           360                 Primary Residence   Purchase
 6661 BRENTWOOD DRIVE                         Standard             N                   10/01/2000          79.9963
 HUNTINGTON BEACH           CA   92648-0000   $3,361.80            07/01/2030          SEP2000             $76.66

 65217340                        8.125        $317,600.00          $317,392.24         $317,392.24         09/01/2000
 EIBEN, DAVID J                               07/13/2000           360                 Primary Residence   Purchase
 10 RIDGEBURY ROAD                            Standard             N                   09/01/2000          80
 RIDGEFIELD                 CT   06877-0000   $2,358.18            08/01/2030          SEP2000             $0.00
 65217397                        8.125        $324,000.00          $323,788.05         $323,788.05         09/01/2000
 FOSTER, COLIN                                07/14/2000           360                 Primary Residence   Purchase
 2409 PROVIDENCE HILLS DRIVE                  Standard             N                   09/01/2000          90
 MATTHEWS                   NC   28105-0000   $2,405.70            08/01/2030          SEP2000             $0.00
 65217457                        7.990        $256,000.00          $255,827.87         $255,827.87         09/01/2000
 BROOKS, KEVIN M                              07/26/2000           360                 Primary Residence   Purchase
 110 ROOSEVELT STREET                         Standard             N                   09/01/2000          80
 CRESSKILL                  NJ   07626-0000   $1,876.66            08/01/2030          SEP2000             $0.00

 65217471                        8.375        $400,000.00          $399,501.02         $399,501.02         08/01/2000
 GARRETT, CARLA L                             06/23/2000           360                 Primary Residence   Refinance
 3664 FAIRLAND BOULEVARD                      Standard             N                   09/01/2000          68.9655
 LOS ANGELES                CA   90043-0000   $3,040.29            07/01/2030          SEP2000             $0.00
 65217504                        8.125        $280,000.00          $279,816.83         $279,632.42         09/01/2000
 WHITE, GREGORY M                             07/12/2000           360                 Second Home         Purchase
 2411 VISTA HOGAR                             Standard             N                   10/01/2000          79.772
 NEWPORT BEACH              CA   92660-0000   $2,079.00            08/01/2030          SEP2000             $0.00
 65217562                        8.375        $344,000.00          $343,686.18         $343,686.18         09/01/2000
 CAMP IV, JOHN C                              07/28/2000           360                 Primary Residence   Purchase
 8354 BEACHWOOD ROAD                          Standard             N                   09/01/2000          80
 PASADENA                   MD   21122-0000   $2,614.65            08/01/2030          SEP2000             $100.00

 65217571                        8.375        $575,000.00          $574,642.60         $574,642.60         09/01/2000
 HOFFMAN, STEVEN T                            07/01/2000           360                 Primary Residence   Purchase
 34333 GREEN LANTERN STREET                   Standard             N                   09/01/2000          68.2492
 DANA POINT                 CA   92629-0000   $4,370.42            08/01/2030          SEP2000             $0.00
 65217573                        7.990        $252,700.00          $252,359.05         $252,359.05         08/01/2000
 NORQUIST, GREG                               06/16/2000           360                 Primary Residence   Purchase
 21201 LOCKHAVEN CIRCLE                       Standard             N                   09/01/2000          75.4328
 HUNTINGTON BEACH           CA   92646-0000   $1,852.47            07/01/2030          SEP2000             $0.00
 65217680                        7.875        $572,621.00          $571,582.07         $571,582.07         08/01/2000
 YUE, JIMMY                                   06/20/2000           360                 Primary Residence   Purchase
 5260 ANGELES CREST HWY                       Standard             N                   09/01/2000          79.9999
 LA CANADA                  CA   91011-0000   $4,151.90            07/01/2030          SEP2000             $248.19

 65217759                        7.375        $220,000.00          $219,832.59         $219,832.59         09/01/2000
 BAKKER, ANNE-MARIE                           07/21/2000           360                 Primary Residence   Purchase
 1295 CALLE DEL ARROYO                        Standard             N                   09/01/2000          56.5552
 SONOMA                     CA   95476-0000   $1,519.49            08/01/2030          SEP2000             $0.00
 65217777                        8.750        $300,000.00          $299,827.39         $299,827.39         09/01/2000
 KALTER, GREGORY G                            07/22/2000           360                 Primary Residence   Other
 6190 MARCUS COURT                            Standard             N                   09/01/2000          80
 WEST CHESTER               OH   45069-0000   $2,360.11            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65217785                        8.250        $444,000.00          $443,716.87         $443,716.87         09/01/2000
 NORRIS, DONALD G                             07/21/2000           360                 Primary Residence   Purchase
 1525 RAMONA AVENUE                           Standard             N                   09/01/2000          80
 SOUTH PASADENA             CA   91030-0000   $3,335.63            08/01/2030          SEP2000             $0.00
 65217958                        8.375        $684,000.00          $683,146.73         $683,146.73         08/01/2000
 KRONENBERG, ANDREAS J                        06/26/2000           360                 Primary Residence   Purchase
 10991 SOUTH MEADS AVENUE                     Standard             N                   09/01/2000          80
 ORANGE                     CA   92869-0000   $5,198.90            07/01/2030          SEP2000             $0.00
 65218001                        8.125        $320,000.00          $319,790.67         $320,000.00         09/01/2000
 ANDERSON, BETTY L                            07/21/2000           360                 Primary Residence   Purchase
 648 UNIVERSITY AVENUE                        Standard             N                   08/01/2000          80
 BURBANK                    CA   91504-0000   $2,376.00            08/01/2030          SEP2000             $0.00

 65218011                        8.250        $342,500.00          $341,660.32         $341,660.32         08/01/2000
 PANAS, GARY M                                06/15/2000           360                 Primary Residence   Refinance
 2343 OCEAN AVENUE                            Standard             N                   09/01/2000          60.0877
 VENICE                     CA   90291-0000   $2,573.09            07/01/2030          SEP2000             $401.37
 65218131                        8.125        $333,350.00          $332,862.23         $332,862.23         08/01/2000
 TRITTON, MICHAEL A                           06/23/2000           360                 Primary Residence   Refinance
 7820 WAKEBROOK DRIVE                         Standard             N                   09/01/2000          79.7488
 RALEIGH                    NC   27616-0000   $2,475.12            07/01/2030          SEP2000             $50.17
 65218211                        8.250        $360,000.00          $359,706.58         $359,475.00         10/01/2000
 MARBAISE, STEVEN L                           08/01/2000           360                 Primary Residence   Purchase
 172 BUENA VISTA AVENUE                       Standard             N                   10/01/2000          80
 FAIR HAVEN                 NJ   07704-0000   $2,704.56            09/01/2030          SEP2000             $293.42

 65218214                        8.250        $572,000.00          $572,000.00         $572,000.00         09/01/2000
 WILLIAMS, EARL M                             08/01/2000           360                 Primary Residence   Purchase
 31 CLIFTON TERRACE                           Standard             N                   09/01/2000          80
 ENGLEWOOD CLIFFS           NJ   07632-0000   $4,297.25            09/01/2030          SEP2000             $0.00
 65218230                        8.750        $260,000.00          $259,850.40         $259,850.40         09/01/2000
 BRADDOCK-HICKS, LISA L                       07/21/2000           360                 Primary Residence   Refinance
 2376 INGELOW COURT                           Standard             N                   09/01/2000          89.9653
 THOUSAND OAKS              CA   91360-0000   $2,045.43            08/01/2030          SEP2000             $0.00
 65218275                        8.125        $376,000.00          $375,506.42         $375,506.42         08/01/2000
 LAYTON, HARRY E                              06/30/2000           360                 Primary Residence   Purchase
 29901 WEATHERWOOD                            Standard             N                   09/01/2000          80
 LAGUNA NIGUEL              CA   92677-0000   $2,791.79            07/01/2030          SEP2000             $0.00

 65218282                        8.125        $408,728.00          $408,460.63         $408,460.63         09/01/2000
 STAMM, RONALD W                              07/13/2000           360                 Primary Residence   Purchase
 12743 STANWOOD DRIVE                         Standard             N                   09/01/2000          80
 LOS ANGELES                CA   90066-0000   $3,034.80            08/01/2030          SEP2000             $0.00
 65218409                        8.375        $299,200.00          $299,014.03         $299,014.03         09/01/2000
 BOSSINGHAM, ANN E                            07/18/2000           360                 Primary Residence   Purchase
 311 BORA BORA WAY UNIT 315                   Standard             N                   09/01/2000          80
 MARINA DEL REY             CA   90292-0000   $2,274.14            08/01/2030          SEP2000             $0.00
 65218624                        8.125        $257,600.00          $257,431.49         $257,431.49         09/01/2000
 HAMEL, GLENN R                               07/31/2000           360                 Primary Residence   Purchase
 421 GEORGE ST                                Standard             N                   09/01/2000          80
 RIDGEWOOD                  NJ   07450-0000   $1,912.68            08/01/2030          SEP2000             $0.00

 65218659                        8.250        $382,500.00          $382,256.09         $382,256.09         09/01/2000
 LIPSCOMB, ANTHONY M                          07/14/2000           360                 Primary Residence   Purchase
 14005 CAPEWOOD LANE                          Standard             N                   09/01/2000          90
 SAN DIEGO                  CA   92128-0000   $2,873.60            08/01/2030          SEP2000             $0.00
 65218834                        8.250        $477,000.00          $476,356.55         $476,356.55         08/01/2000
 SHOTLAND, DAVID R                            06/23/2000           360                 Primary Residence   Other
 5757 TENNEYSON DRIVE                         Standard             N                   09/01/2000          75
 AGOURA HILLS               CA   91301-0000   $3,583.55            07/01/2030          SEP2000             $33.01
 65218910                        8.375        $282,000.00          $281,648.18         $281,648.18         08/01/2000
 DENINA, OLIMPIO D                            06/22/2000           360                 Primary Residence   Other
 2217 MOUNTAIN RIDGE ROAD                     Standard             N                   09/01/2000          88.125
 CHULA VISTA                CA   91914-0000   $2,143.41            07/01/2030          SEP2000             $0.03

 65219029                        8.500        $266,000.00          $264,673.03         $264,673.03         08/01/2000
 JACKSON, THOMAS E                            06/23/2000           360                 Primary Residence   Refinance
 824 EAST CORNELL DRIVE                       Stated Income        N                   09/01/2000          69.2708
 BURBANK                    CA   91504-0000   $2,045.31            07/01/2030          SEP2000             $1,003.54
 65219068                        8.250        $375,000.00          $374,520.11         $374,520.11         08/01/2000
 RIZOR, JOEL                                  06/28/2000           360                 Primary Residence   Purchase
 5709 FAIRVIEW PLACE                          Standard             N                   09/01/2000          76.2195
 AGOURA HILLS               CA   91301-0000   $2,817.25            07/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65219239                        8.250        $350,000.00          $349,776.81         $349,776.81         09/01/2000
 MIYAMOTO, KIMIAKI                            07/12/2000           360                 Primary Residence   Purchase
 11 SILVER SADDLE LANE                        Standard             N                   09/01/2000          63.6363
 ROLLING HILLS ESTAT        CA   90274-0000   $2,629.44            08/01/2030          SEP2000             $0.00
 65219437                        8.500        $283,700.00          $283,528.13         $283,528.13         09/01/2000
 SAMPEY, CRAIG D                              07/11/2000           360                 Primary Residence   Purchase
 24025 NORTH 80TH LANE                        Standard             N                   09/01/2000          79.9941
 PEORIA                     AZ   85382-0000   $2,181.41            08/01/2030          SEP2000             $0.00
 65219592                        8.125        $252,700.00          $252,534.69         $252,244.56         09/01/2000
 FORD, DONALD H                               07/19/2000           360                 Primary Residence   Refinance
 4079 PUNTA ALTA DRIVE                        Standard             N                   10/01/2000          50.54
 LOS ANGELES                CA   90008-0000   $1,876.30            08/01/2030          SEP2000             $0.00

 65219646                        8.500        $650,000.00          $649,606.23         $649,606.23         09/01/2000
 ATCHISON, THOMAS M                           07/10/2000           360                 Primary Residence   Purchase
 280 RANCHITOS DEL SOL                        Standard             N                   09/01/2000          77.3809
 APTOS                      CA   95003-0000   $4,997.94            08/01/2030          SEP2000             $0.00
 65219872                        8.375        $315,000.00          $314,804.21         $314,607.05         09/01/2000
 LINVILLE, KEITH E                            07/14/2000           360                 Primary Residence   Refinance
 7855 E 600 NORTH                             Standard             N                   10/01/2000          75
 MORRISTOWN                 IN   46161-0000   $2,394.23            08/01/2030          SEP2000             $0.00
 65219873                        8.375        $430,000.00          $429,732.72         $429,732.72         09/01/2000
 MOONEY, MICHAEL J                            07/18/2000           360                 Primary Residence   Refinance
 4385 LA PANZA ROAD                           Standard             N                   09/01/2000          78.1818
 CRESTON                    CA   93432-0000   $3,268.32            08/01/2030          SEP2000             $0.00

 65219931                        8.250        $325,000.00          $324,792.76         $324,792.76         09/01/2000
 SHUBIN, WILLIAM A                            07/13/2000           360                 Primary Residence   Refinance
 26542 WILD VIEW TERRACE                      Standard             N                   09/01/2000          54.1666
 LAGUNA HILLS               CA   92652-0000   $2,441.62            08/01/2030          SEP2000             ($0.01)
 65219967                        8.125        $252,700.00          $252,534.69         $252,534.69         09/01/2000
 SAVAGE, RUSSELL A                            07/21/2000           360                 Primary Residence   Purchase
 3614 DEXTER STREET                           Standard             N                   09/01/2000          72.2
 BLACKVILLE                 SC   29817-0000   $1,876.30            08/01/2030          SEP2000             $0.00
 65219997                        8.250        $391,000.00          $390,750.67         $390,750.67         09/01/2000
 ZURBRUGG, KIRSTEN E                          07/26/2000           360                 Primary Residence   Purchase
 4329 SECOND STREET                           Standard             N                   09/01/2000          79.9591
 PLEASANTON                 CA   94566-0000   $2,937.46            08/01/2030          SEP2000             ($0.01)

 65220093                        8.250        $266,000.00          $265,830.38         $265,830.38         09/01/2000
 MC CARTHY, STEVEN W                          07/14/2000           360                 Primary Residence   Refinance
 935 ELMVIEW DR                               Standard             N                   09/01/2000          74.9295
 ENCINITAS                  CA   92024-0000   $1,998.37            08/01/2030          SEP2000             $0.00
 65220274                        8.250        $378,400.00          $378,158.70         $378,400.00         09/01/2000
 SCULLY, TIMOTHY D                            07/24/2000           360                 Primary Residence   Purchase
 27537 CUNNINGHAM DRIVE                       Standard             N                   08/01/2000          75.68
 VALENCIA                   CA   91354-0000   $2,842.80            08/01/2030          SEP2000             $0.00
 65220311                        8.000        $360,000.00          $359,758.44         $359,758.44         09/01/2000
 KELLY, JOHN M                                07/27/2000           360                 Primary Residence   Purchase
 3340 ANGELSTONE POINT                        Standard             N                   09/01/2000          80
 COLORADO SPRINGS           CO   80919-0000   $2,641.56            08/01/2030          SEP2000             $0.00

 65220429                        8.250        $300,000.00          $299,808.70         $299,808.70         09/01/2000
 MOSSESSIAN, TOMI K                           07/26/2000           360                 Primary Residence   Purchase
 2558 RENATA COURT                            Standard             N                   09/01/2000          78.9473
 THOUSAND OAKS              CA   91362-0000   $2,253.80            08/01/2030          SEP2000             $0.00
 65220573                        8.500        $708,800.00          $708,800.00         $708,800.00         10/01/2000
 MIRAMONTES, ISIDRO Z                         08/04/2000           360                 Primary Residence   Purchase
 3059 SONG OF THE WINDS                       Standard             N                   09/01/2000          80
 CHINO HILLS                CA   91709-0000   $5,450.06            09/01/2030          SEP2000             $0.00
 65220698                        8.750        $300,000.00          $299,827.39         $299,827.39         09/01/2000
 LIVINGSTON, DONALD                           07/12/2000           360                 Primary Residence   Refinance
 611 EAST SANTA CLARA AVENUE                  Standard             N                   09/01/2000          80
 SANTA ANA                  CA   92706-0000   $2,360.11            08/01/2030          SEP2000             $0.00

 65220706                        8.000        $285,000.00          $284,808.77         $284,808.77         09/01/2000
 LIM, ROBERTO P                               07/13/2000           360                 Primary Residence   Refinance
 24008 BESSEMER STREET                        Standard             N                   09/01/2000          75
 WOODLAND HILLS             CA   91367-0000   $2,091.23            08/01/2030          SEP2000             $0.00
 65220719                        8.250        $639,200.00          $638,792.40         $638,792.40         09/01/2000
 CROSS, ANTHONY A                             07/25/2000           360                 Primary Residence   Purchase
 103 NANNA COURT                              Standard             N                   09/01/2000          80
 SANTA CRUZ                 CA   95060-0000   $4,802.10            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 65220848                        8.750        $328,000.00          $327,811.29         $327,811.29         09/01/2000
 BRADLEY, GEORGE                              07/26/2000           360                 Primary Residence   Refinance
 7349 SEAFARER PLACE                          Standard             N                   09/01/2000          80
 CARLSBAD                   CA   92009-0000   $2,580.38            08/01/2030          SEP2000             $0.00
 65220872                        8.250        $262,000.00          $261,832.93         $261,832.93         09/01/2000
 CAPIRO, ALEJANDRO R                          07/21/2000           360                 Primary Residence   Refinance
 25543 CLEMENS COURT                          Stated Income        N                   09/01/2000          74.8571
 STEVENSON RANCH ARE        CA   91381-0000   $1,968.32            08/01/2030          SEP2000             $0.00
 65221101                        8.250        $512,000.00          $511,673.51         $511,673.51         09/01/2000
 MADSEN, DOUGLAS F                            07/18/2000           360                 Primary Residence   Purchase
 1825 BRAEMAR ROAD                            Standard             N                   09/01/2000          80
 PASADENA                   CA   91100-0000   $3,846.49            08/01/2030          SEP2000             $0.00

 65221159                        8.250        $292,000.00          $291,813.80         $291,813.80         09/01/2000
 SASAKI, KEITH Y                              07/27/2000           360                 Primary Residence   Purchase
 24 HILLCREST DRIVE                           Standard             N                   09/01/2000          80
 FALMOUTH                   MA   02540-0000   $2,193.70            08/01/2030          SEP2000             $0.00
 65221260                        8.375        $283,100.00          $282,924.03         $282,924.03         09/01/2000
 LYNCH, JAMES E                               07/24/2000           360                 Primary Residence   Purchase
 7046 SNAPDRAGON DRIVE                        Standard             N                   09/01/2000          95
 CARLSBAD                   CA   92008-0000   $2,151.77            08/01/2030          SEP2000             $0.00
 65221966                        8.625        $450,000.00          $449,734.32         $449,466.73         09/01/2000
 JANOFSKY, PAUL E                             07/21/2000           360                 Primary Residence   Refinance
 635 ENCINAL COURT                            Standard             N                   10/01/2000          72.4637
 WALNUT CREEK               CA   94596-0000   $3,500.06            08/01/2030          SEP2000             ($0.01)

 65222064                        8.250        $287,000.00          $286,816.99         $286,632.72         09/01/2000
 NICKLE, C TERRANCE                           07/21/2000           360                 Primary Residence   Refinance
 1552 VILLAGE VIEW ROAD                       Standard             N                   10/01/2000          73.2142
 ENCINITAS                  CA   92024-0000   $2,156.14            08/01/2030          SEP2000             ($0.01)
 65225384                        8.625        $277,000.00          $277,000.00         $277,000.00         10/01/2000
 LABOISSONNIERE, MICHAEL J                    08/19/2000           360                 Primary Residence   Other
 2480 BEACON STREET                           Standard             N                   09/01/2000          79.5977
 FULLERTON                  CA   92835-0000   $2,154.48            09/01/2030          SEP2000             $0.00
 68500048                        8.750        $300,000.00          $299,653.52         $299,653.52         08/01/2000
 TRIANO, JOAN C                               06/13/2000           360                 Primary Residence   Purchase
 38 GEORGETOWN COURT                          Standard             N                   09/01/2000          68.7622
 BASKING RIDGE AREA         NJ   07920-0000   $2,360.11            07/01/2030          SEP2000             $0.00

 68500049                        7.875        $101,700.00          $101,417.26         $101,417.26         06/01/2000
 JAMES, WENDY S                               04/24/2000           360                 Primary Residence   Refinance
 13113 AMARILLO AVENUE                        Super Express        N                   09/01/2000          85.4621
 AUSTIN                     TX   78729-0000   $737.40              05/01/2030          OCT2000             $0.00
 68500138                        8.125        $280,000.00          $279,816.83         $279,816.83         09/01/2000
 EBERLE, DANIEL                               07/13/2000           360                 Primary Residence   Purchase
 44 WILLOW AVENUE                             Standard             N                   09/01/2000          89.6
 HUNTINGTON                 NY   11743-0000   $2,079.00            08/01/2030          SEP2000             $0.00
 68500211                        8.625        $325,000.00          $322,413.02         $322,413.02         07/01/2000
 BARNABY, DAVID G                             05/17/2000           360                 Primary Residence   Purchase
 7723 SHENANDOAH LANE                         Standard             N                   09/01/2000          67.0103
 MAPLE GROVE                MN   55311-0000   $2,527.82            06/01/2030          SEP2000             $2,007.19

 68500288                        8.375        $312,000.00          $310,407.14         $310,407.14         07/01/2000
 WIEBE, KEITH H                               05/12/2000           360                 Primary Residence   Purchase
 6429 ROBERTSON AVE                           Standard             N                   09/01/2000          76.0975
 NEWARK                     CA   94538-0000   $2,371.43            06/01/2030          SEP2000             $1,007.00
 68500295                        8.000        $932,000.00          $930,745.11         $930,745.11         08/01/2000
 LAZAR, PAUL S                                06/30/2000           360                 Primary Residence   Purchase
 168 CEDAR WOOD ROAD                          Standard             N                   09/01/2000          80
 STAMFORD                   CT   06903-0000   $6,838.69            07/01/2030          SEP2000             $0.01
 68500362                        8.000        $325,000.00          $324,341.41         $324,118.95         07/01/2000
 GODFREY, BONNIE D                            05/10/2000           360                 Primary Residence   Purchase
 180 COSTA MESA STREET                        Standard             N                   10/01/2000          61.9047
 COSTA MESA                 CA   92627-0000   $2,384.74            06/01/2030          SEP2000             ($0.01)

 68500365                        8.250        $394,000.00          $393,748.75         $393,748.75         09/01/2000
 BRITTON, STEVEN R                            07/14/2000           360                 Primary Residence   Purchase
 2 JASON COURT                                Standard             N                   09/01/2000          80
 W WINDSOR                  NJ   08550-0000   $2,960.00            08/01/2030          SEP2000             $0.00
 68500372                        8.375        $311,000.00          $310,692.40         $310,692.40         09/01/2000
 BECKHAM, JAMES B                             07/24/2000           300                 Primary Residence   Other
 5269 LA RODA AVENUE                          Standard             N                   09/01/2000          62.2
 LOS ANGELES                CA   90041-0000   $2,478.12            08/01/2025          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 68500403                        8.375        $291,200.00          $290,823.35         $290,823.35         08/01/2000
 MCKENZIE, PATRICIA F                         06/15/2000           360                 Primary Residence   Purchase
 15 FOREST LANE                               Standard             N                   09/01/2000          70
 HINGHAM                    MA   02043-3412   $2,213.34            07/01/2030          SEP2000             $13.37
 68500451                        8.125        $350,000.00          $348,735.31         $348,735.31         08/01/2000
 GUNN, CHARLES K                              06/22/2000           360                 Primary Residence   Refinance
 524 OAKHAMPTON STREET 91361                  Standard             N                   09/01/2000          52.2388
 THOUSAND OAKS              CA   91361-0000   $2,598.75            07/01/2030          SEP2000             $805.22
 68500461                        8.375        $350,000.00          $348,567.69         $348,567.69         07/01/2000
 HOUGH, DAVID W                               05/26/2000           360                 Primary Residence   Purchase
 500 AURORA PLACE                             Standard             N                   09/01/2000          73.6842
 REDDING                    CA   96001-0100   $2,660.26            06/01/2030          SEP2000             $775.09

 68500467                        8.375        $285,000.00          $284,283.96         $284,283.96         06/01/2000
 ROOS, PETER J                                04/29/2000           360                 Primary Residence   Refinance
 524 BUTTONWOOD DRIVE                         Standard             N                   09/01/2000          39.3103
 DANVILLE                   CA   94506-0000   $2,166.21            05/01/2030          SEP2000             $0.00
 68500487                        8.375        $345,000.00          $344,352.19         $344,352.19         07/01/2000
 BOOTH, ANNA-MARIE                            05/05/2000           360                 Primary Residence   Refinance
 2945 PACIFIC AVENUE #1                       Standard             N                   09/01/2000          54.7619
 SAN FRANCISCO              CA   94115-0000   $2,622.25            06/01/2030          SEP2000             $0.00
 68500487                        8.375        $392,000.00          $391,263.91         $391,263.91         07/01/2000
 SINGH, RANJAN K                              05/22/2000           360                 Primary Residence   Purchase
 26904 GRAYSLAKE ROAD                         Standard             N                   09/01/2000          80
 RANCHO PALOS VERDES        CA   90275-0000   $2,979.49            06/01/2030          SEP2000             $0.01

 68500488                        8.000        $300,000.00          $299,596.06         $299,596.06         08/01/2000
 WHITE, JOHN B                                06/30/2000           360                 Primary Residence   Purchase
 3215 PRINCE WILLIAM DRIVE                    Standard             N                   09/01/2000          75
 FAIRFAX                    VA   22031-0000   $2,201.30            07/01/2030          SEP2000             $0.00
 68500536                        8.375        $425,000.00          $424,201.97         $424,201.97         07/01/2000
 LUEDERS, RICHARD J                           05/25/2000           360                 Primary Residence   Purchase
 8 SHOAL CREEK                                Standard             N                   09/01/2000          58.6206
 COTO DE CAZA               CA   92679-0000   $3,230.31            06/01/2030          SEP2000             ($0.01)
 68500559                        8.375        $370,000.00          $369,538.44         $369,538.44         08/01/2000
 WILKE, NATHAN P                              06/29/2000           360                 Primary Residence   Purchase
 201 COMMONS WAY #27516                       Standard             N                   09/01/2000          75.8974
 CHAPEL HILL                NC   27516-0000   $2,812.27            07/01/2030          SEP2000             $0.00

 68500569                        8.375        $515,000.00          $514,356.30         $514,356.30         08/01/2000
 DUSANSKY, RICHARD                            06/12/2000           360                 Second Home         Purchase
 1784 DEER TRAIL ROAD                         Standard             N                   09/01/2000          59.9953
 BOULDER                    CO   80302-0000   $3,914.38            07/01/2030          SEP2000             $1.25
 68500589                        9.250        $78,700.00           $78,568.08          $78,568.08          08/01/2000
 RAU, CHERI L                                 06/30/2000           360                 Primary Residence   Purchase
 294 CASTLEAIRE DR                            Stated Income        N                   09/01/2000          74.9523
 KENNESAW                   GA   30144-0000   $647.45              07/01/2030          OCT2000             $50.00
 68500663                        8.750        $300,000.00          $299,653.52         $299,653.52         08/01/2000
 ZIEMBA, JACQUELINE M                         06/28/2000           360                 Primary Residence   Purchase
 6051 N OCEAN DRIVE  UNIT 1201                Standard             N                   09/01/2000          55.9701
 HOLLYWOOD                  FL   33019-0000   $2,360.11            07/01/2030          SEP2000             $0.00

 68500667                        8.375        $279,900.00          $279,550.82         $279,550.82         08/01/2000
 YEARICK, MARK A                              06/15/2000           360                 Primary Residence   Purchase
 2169 JAROSA LANE                             Standard             N                   09/01/2000          79.9942
 SUPERIOR                   CO   80027-0000   $2,127.45            07/01/2030          SEP2000             $0.00
 68500677                        8.750        $299,920.00          $299,573.62         $299,573.62         08/01/2000
 HURLEY, GREGORY F                            06/30/2000           360                 Second Home         Purchase
 423 TUCKER MOUNTAIN LODGE                    Standard             N                   09/01/2000          80
 COPPER MOUNTAIN            CO   80443-0000   $2,359.48            07/01/2030          SEP2000             $0.00
 68500699                        7.875        $450,000.00          $449,378.58         $449,378.58         08/01/2000
 WHEELER, SYLVIA R                            06/28/2000           360                 Primary Residence   Purchase
 927 REGALO WAY                               Standard             N                   09/01/2000          64.0257
 SAN RAMON                  CA   94583-0000   $3,262.82            07/01/2030          SEP2000             $0.00

 68500788                        8.125        $470,000.00          $469,383.02         $469,383.02         08/01/2000
 LIN, GENE J                                  06/30/2000           360                 Primary Residence   Purchase
 15934 CARMENIA DR                            Standard             N                   09/01/2000          80
 WHITTIER                   CA   90603-0000   $3,489.74            07/01/2030          SEP2000             $0.00
 68500818                        8.125        $336,900.00          $336,679.61         $336,679.61         09/01/2000
 NASH, CEDRIC C                               07/12/2000           360                 Primary Residence   Purchase
 65 SPRING HILL ROAD                          Standard             N                   09/01/2000          57.4033
 NORTH ANDOVER              MA   01845-0000   $2,501.48            08/01/2030          SEP2000             $0.00



 Loan ID                         Rate         Orig Amount          Issue Date Bal      Current UPB         First Pay Date
 Borrower Name                                Note Date            Orig Term           Occupancy           Purpose
 Street Address                               Processing Style     Buydown Ind         Paid to Date        LTV
 City                     State  Zip          P & I                Maturity Date       Issue Date          Unsched Pmnts

 68500818                        8.250        $325,000.00          $324,792.76         $324,584.09         09/01/2000
 GIACALONE, LOUIS P                           07/27/2000           360                 Second Home         Purchase
 136 WAGSTAFF LANE                            Standard             N                   10/01/2000          50
 WEST ISLIP                 NY   11795-0000   $2,441.62            08/01/2030          SEP2000             ($0.01)
 68500894                        8.125        $446,000.00          $445,414.53         $445,414.53         08/01/2000
 KWEE, ANDREW L                               06/29/2000           360                 Primary Residence   Purchase
 2428 LONG RIDGE ROAD                         Standard             N                   09/01/2000          80
 STAMFORD                   CT   06903-0000   $3,311.54            07/01/2030          SEP2000             $0.00
 68500927                        7.990        $252,700.00          $252,359.05         $252,359.05         08/01/2000
 LABADINI, FRANCIS J                          06/30/2000           360                 Primary Residence   Purchase
 #4 DIANA DRIVE                               Standard             N                   09/01/2000          77.7538
 SALEM                      NH   03079-0000   $1,852.47            07/01/2030          SEP2000             $0.00

 68500994                        8.000        $252,000.00          $250,782.41         $250,782.41         09/01/2000
 QUARTIERE, MARK A                            07/17/2000           360                 Primary Residence   Purchase
 220 LAKESHORE BOULEVARD                      Standard             N                   09/01/2000          68.1081
 MASSAPEQUA PARK            NY   11762-0000   $1,849.09            08/01/2030          SEP2000             $1,048.50
 68501021                        8.000        $300,000.00          $299,798.70         $299,798.70         09/01/2000
 STRICKLAND, TIMOTHY A                        07/13/2000           360                 Primary Residence   Purchase
 10245 TWINGATE                               Standard             N                   09/01/2000          92.3076
 ALPHARETTA                 GA   30022-0000   $2,201.30            08/01/2030          SEP2000             $0.00
 68501038                        8.250        $543,100.00          $542,753.68         $542,753.68         09/01/2000
 WEIDNER, GLENN A                             07/27/2000           360                 Primary Residence   Purchase
 1909 SAINT ANDREWS CIRCLE                    Standard             N                   09/01/2000          79.997
 GILROY                     CA   95020-0000   $4,080.13            08/01/2030          SEP2000             $0.00

 68501068                        8.375        $280,000.00          $279,825.96         $279,825.96         09/01/2000
 DODGE, DAVID H                               07/31/2000           360                 Primary Residence   Purchase
 163 WAVERLY STREET                           Standard             N                   09/01/2000          77.7777
 ARLINGTON                  MA   02476-0000   $2,128.21            08/01/2030          SEP2000             $0.00
 68501071                        8.125        $290,000.00          $289,810.29         $289,619.30         09/01/2000
 FINNEGAN, DANIEL P                           07/21/2000           360                 Primary Residence   Purchase
 3 ROSELLE AVENUE                             Standard             N                   10/01/2000          80
 PLEASANTVILLE              NY   10570-0000   $2,153.25            08/01/2030          SEP2000             $0.00
 68501103                        8.000        $279,900.00          $279,712.19         $279,712.19         09/01/2000
 SISCA, ANTONIO F                             07/24/2000           360                 Primary Residence   Purchase
 21150 ZEUS DR                                Standard             N                   09/01/2000          79.9942
 WEST LINN                  OR   97068-0000   $2,053.81            08/01/2030          SEP2000             $0.00

 70200004                        8.625        $352,000.00          $351,582.87         $351,582.87         08/01/2000
 LONG, MICHAEL G                              06/07/2000           360                 Primary Residence   Purchase
 2592 SUN REEF ROAD                           Standard             N                   09/01/2000          80
 LAS VEGAS                  NV   89128-0000   $2,737.82            07/01/2030          SEP2000             $0.00
 70200006                        8.125        $480,000.00          $479,369.89         $479,369.89         08/01/2000
 OSBORNE, JOHN E                              06/16/2000           360                 Primary Residence   Purchase
 4 NORTHWOODS ROAD                            Standard             N                   09/01/2000          80
 WAYNE                      PA   19087-0000   $3,563.99            07/01/2030          SEP2000             $0.00
 70200011                        9.250        $350,569.00          $350,204.10         $350,204.10         08/01/2000
 GILBERT, ALICIA R                            06/21/2000           360                 Primary Residence   Purchase
 3404 FIELDWOOD DRIVE                         Standard             N                   09/01/2000          95
 SMYRNA                     GA   30080-0000   $2,884.05            07/01/2030          SEP2000             $0.00

 70200025                        8.625        $339,200.00          $338,999.74         $338,999.74         09/01/2000
 MCGURK, THOMAS D                             07/27/2000           360                 Primary Residence   Purchase
 1878 TENNILLE COURT                          Standard             N                   09/01/2000          80
 DUNWOODY                   GA   30338-0000   $2,638.26            08/01/2030          SEP2000             $0.00
 70200026                        8.625        $336,500.00          $336,301.33         $336,301.33         09/01/2000
 FLEMING, ROBERT C                            07/24/2000           360                 Primary Residence   Purchase
 4848 REGISTRY DRIVE                          Standard             N                   09/01/2000          89.086
 KENNESAW                   GA   30152-0000   $2,617.26            08/01/2030          SEP2000             $0.00

                                    EXHIBIT F


                           FORM OF REQUEST FOR RELEASE

To:     Escrow Bank USA
        100 Witmer Road
        Horsham, Pennsylvania 19044
        Attn:  [__________]

          Re:  Custodial  Agreement  dated as of September 27, 2000 by and among
               GMAC  Mortgage  Corporation,   as  Servicer,   Wells  Fargo  Bank
               Minnesota, N.A., as Trustee and Escrow Bank USA, as Custodian

               In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reasons for Requesting Documents (check one):

__________1.Mortgage Paid in Full

__________2.Foreclosure

__________3.Substitution


__________4.Other Liquidation

__________5.Non-liquidation


                                      By: _____________________________
                                             (authorized signer)

                                      Servicer: _______________________

                                      Address: ________________________


                                      Date: ___________________________
Custodian

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Mortgage Pass-Through Certificates, Series 2000-J3, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ___________ ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is ________________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this 27th day of September, 2000.




                                            [NAME OF OWNER]



                                            By:______________________
                                                [Name of Officer]
                                                [Title of Officer]
[Corporate Seal]

ATTEST:

_________________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this 27th day of September, 2000.




                                _________________________________
                                  NOTARY PUBLIC



                                COUNTY OF
                                STATE OF
                                 My Commission  expires the day of ___,20__ .

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                                  ______________ , 20___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland  21044

Attention:  Residential Asset Mortgage Products, Inc.,  Series 2000-J3

               Re:    GMACM Mortgage Pass-Through Certificates,
                      Series 2000-J3, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________________ (the "Seller") to ______________________________
(the "Purchaser") of $__________ Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2000-J3, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 27, 2000 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                        _____________________________________
                                            (Seller)



                                            By:______________________________
                                            Name:
                                            Title:

                                   EXHIBIT H-1


                     FORM OF INVESTOR REPRESENTATION LETTER


                            _______________, 20___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland  21044

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Attention:  Residential Asset Mortgage Products, Inc. Series 2000-J3

               RE:    GMACM Mortgage Pass-Through Certificates,
                      Series 2000-J3, [Class B-[ ]]

Ladies and Gentlemen:

     _____________________   (the   "Purchaser")   intends  to   purchase   from
______________________ (the "Seller") $___________ Initial Certificate Principal
Balance of GMACM Mortgage Pass-Through Certificates, Series 2000-J3, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 27, 2000 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer (the "Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) a copy of the Private Placement Memorandum, dated September 27, 2000, relating to the Certificates [(b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,


                                            __________________________________


                                            By:_______________________________
                                            Name:
                                            Title:

                                   EXHIBIT H-2


                       FORM OF ERISA REPRESENTATION LETTER


                                            ________________, 200__

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland  21044

Attention:     GMAC Mortgage Corporation Series 2000-J3

               Re: GMACM Mortgage Pass-Through Certificates, Series 2000-J3, [Class M-[ ]] [Class B-[ ]]

Ladies and Gentlemen:

     _________________    (the    "Purchaser")    intends   to   purchase   from
__________________ (the "Seller")  $______________ Initial Certificate Principal
Balance of GMACM Mortgage Pass-Through Certificates, Series 2000-J3, [Class M- , Class B-___] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 27, 2000, among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer (the "Servicer") and Wells Fargo Bank Minnesota, N.A., as (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Servicer that either:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), ), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

                      In addition,  the Purchaser hereby  certifies,  represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.


                                            Very truly yours,





                                            By:__________________________
                                            Name:
                                            Title:

                                   EXHIBIT H-3

                              FORM OF ERISA LEGEND

        Each beneficial owner of a book-entry [Class M Certificate] [Class B Certificate] (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either:

               (a) it is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

               (b) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

        Any purported beneficial owner of a book-entry [Class M/B Certificate] (or interest therein) to whom either (a) or (b) above does not apply shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of its acquisition or holding of such Certificate.

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                               _____________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland  21044

Attention: Residential Asset Mortgage Products, Inc.,  Series 2000-J3

               Re:    GMACM Mortgage Pass-Through Certificates,
                      Series 2000-J3, [Class B-[ ]]

Ladies and Gentlemen:

     In connection with the sale by _______________ (the "Seller") to __________________ (the "Purchaser") of $_______________ Initial Certificate
Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2000-J3, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 27, 2000, among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                            __________________________________
                                            (Seller)



                                            By:______________________________
                                            Name:
                                            Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

            Description of Rule 144A Securities, including numbers:


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of September 27, 2000 among GMAC Mortgage Corporation as Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to
Section 5.02 of the Agreement and Wells Fargo Bank Minnesota, N.A., as trustee), as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:________________________                       By:_________________________
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

               2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

               3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

               4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

               5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

               6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

               7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                ______________________________________________
                                Print Name of Buyer


                                            By:_______________________________
                                                 Name:
                                                 Title:


                                            Date:_____________________________

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
 (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                ___________________________________________
                                Print Name of Buyer


                                            By:____________________________
                                                 Name:
                                                 Title:


                                            IF AN ADVISER:


                               ____________________________________________
                               Print Name of Buyer


                                            Date:__________________________

                                    EXHIBIT K


          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                 _______________ , 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland  21044

Attention:  Residential Asset Mortgage Products, Inc., Series 2000-J3

          Re:  GMACM   Mortgage   Pass-Through   Certificates,   Series  2000-J3
               Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by Wells Fargo Bank Minnesota, N.A. (the "Trustee") to _________________- (the "Lender") of _____________________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 27, 2000 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                            __________________________________
                                            (Lender)


                                            By:_______________________________
                                            Name:
                                            Title:

                                    EXHIBIT L

                         SCHEDULE OF DISCOUNT FRACTIONS

                                 [See attached]

      Loan
    Number   Scheduled Balances   Net Rate         PO Amount         Discount
                                                                     Fraction
 123181307            475000.00     7.6250          7,661.29       1.61290323
 167749902            288691.13     7.6250          4,656.31       1.61290323
 439451006            326934.32     7.6250          5,273.13       1.61290323
 498173707            247364.42     7.3750         11,969.25       4.83870968
 503393100            256735.91     7.5000          8,281.80       3.22580645
 503564106            349504.34     7.5000         11,274.33       3.22580645
 503622607            314565.01     7.6250          5,073.63       1.61290323
 503661407            359502.87     7.6250          5,798.43       1.61290323
 503681207            341252.67     7.3750         16,512.23       4.83870968
 503708406            394136.87     7.3750         19,071.14       4.83870968
 503782609            284596.39     7.5000          9,180.53       3.22580645
 503791204            304578.80     7.6250          4,912.56       1.61290323
 503884405            271075.13     7.6250          4,372.18       1.61290323
 503895104            479320.25     7.5000         15,461.94       3.22580645
 503947509            329772.70     7.6250          5,318.91       1.61290323
 504755505            283607.82     7.6250          4,574.32       1.61290323
 504778200            297195.33     7.6250          4,793.47       1.61290323
 504785007            287801.80     7.6250          4,641.96       1.61290323
 504833807            485148.61     7.3750         23,474.93       4.83870968
 504859406            689525.15     7.6250         11,121.37       1.61290323
 504869801            280000.00     7.6250          4,516.13       1.61290323
 505033209            300093.33     7.6250          4,840.22       1.61290323
 505039404            434600.70     7.6250          7,009.69       1.61290323
 505052902            280601.81     7.5000          9,051.67       3.22580645
 505059204            539254.30     7.6250          8,697.65       1.61290323
 505067405            300000.00     7.5000          9,677.42       3.22580645
 505087601            312700.00     7.5000         10,087.10       3.22580645
 505193508            317900.00     7.6250          5,127.42       1.61290323
 505213504            520000.00     7.6250          8,387.10       1.61290323
 505230102            271812.81     7.6250          4,384.08       1.61290323
 505251801            459683.43     7.6250          7,414.25       1.61290323
 505316604            347748.12     7.3750         16,826.52       4.83870968
 505340604            296795.60     7.6250          4,787.03       1.61290323
 505392704            377379.97     7.6250          6,086.77       1.61290323
 505419002            342000.00     7.6250          5,516.13       1.61290323
 505426007            463664.16     7.3750         22,435.36       4.83870968
 505462705            324764.77     7.3750         15,714.42       4.83870968
 505477307            705888.58     7.3750         34,155.90       4.83870968
 505490706            287000.00     7.5000          9,258.06       3.22580645
 505528802            469676.55     7.6250          7,575.43       1.61290323
 505572909            358965.27     7.6250          5,789.76       1.61290323
 505648501            444229.06     7.2500         28,659.94       6.45161290
 600017127            250075.06     7.3750         12,100.41       4.83870968
 600027825            336310.91     7.3750         16,273.11       4.83870968
 600028064            335524.17     7.5000         10,823.36       3.22580645
 600028254            317157.70     7.6250          5,115.45       1.61290323
 600029375            295181.08     7.6250          4,760.99       1.61290323
 600033807            399433.54     7.5000         12,884.95       3.22580645
 600034438            274216.10     7.5000          8,845.68       3.22580645
 600034572            296376.55     7.6250          4,780.27       1.61290323
 600034665            299376.55     7.6250          4,828.65       1.61290323
 600035976            329544.30     7.6250          5,315.23       1.61290323
 600037280            334737.13     7.6250          5,398.99       1.61290323
 600037791            319779.78     7.6250          5,157.74       1.61290323
 600038704            385334.63     7.6250          6,215.07       1.61290323
 651262965            345315.27     7.6250          5,569.60       1.61290323
 652033112            290597.96     7.7400            374.97       0.12903226
 652046257            304380.69     7.7400            392.75       0.12903226
 652069947            445416.56     7.3750         21,552.41       4.83870968
 652114954            298759.37     7.5000          9,637.40       3.22580645
 652119545            398097.58     7.5000         12,841.86       3.22580645
 652127917            299376.55     7.6250          4,828.65       1.61290323
 652132996            262836.53     7.6250          4,239.30       1.61290323
 652134379            450561.71     7.6250          7,267.12       1.61290323
 652134729            348318.32     7.6250          5,618.04       1.61290323
 652134946            319558.09     7.6250          5,154.16       1.61290323
 652140134            218804.38     7.7400            282.33       0.12903226
 652140892            209855.48     7.6250          3,384.77       1.61290323
 652149403            399433.54     7.5000         12,884.95       3.22580645
 652165565            219752.29     7.5000          7,088.78       3.22580645
 652166489            359752.25     7.6250          5,802.46       1.61290323
 652168854            275014.96     7.7400            354.86       0.12903226
 652168944            291399.32     7.6250          4,699.99       1.61290323
 652170028            299585.73     7.6250          4,832.03       1.61290323
 652174571            255827.87     7.7400            330.10       0.12903226
 652175733            252359.05     7.7400            325.62       0.12903226
 652176804            571582.07     7.6250          9,219.07       1.61290323
 652177598            219832.59     7.1250         17,728.43       8.06451613
 685000493            101417.26     7.6250          1,635.76       1.61290323
 685006990            449378.58     7.6250          7,248.04       1.61290323
 685009274            252359.05     7.7400            325.62       0.12903226

                                    EXHIBIT M

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT



(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any Advance by the Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi)    the  Guaranteed   Distribution  for  such  Distribution  Date,  and  the
        respective portions thereof allocable to principal and interest for the Insured Certificates;

(vii) the amount of any FSA Insurance Payment made on such Distribution Date, the amount of any reimbursement payment made to Financial Security on such Distribution Date pursuant to Section 4.02(a)(xvi) and the amount of Cumulative Insurance Payments after giving effect to any such FSA Insurance Payment or any such reimbursement payment to Financial Security;

(viii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(ix) on the basis of the most recent reports furnished to it by the Servicer, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(x) on the basis of the most recent reports furnished to it by the Servicer, the number, aggregate principal balance and book value of any REO Properties;

(xi) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xiii) the Pass-Through Rate with respect to the Class IO Certificates, if any, thereof;

(xiv)the occurrence of the Credit Support Depletion Date and the Accretion Termination Date;

(xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvi)   the related Senior Percentage for such Distribution Date;

(xvii) the amount of Realized Losses allocated on such Distribution Date and the cumulative amount of Realized Losses as of such Distribution Date; and

(xviii) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3, referencing such Certificates.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                    EXHIBIT N

                          FORM OF INITIAL CERTIFICATION

                               September __, 2000


Wells Fargo Bank Minnesota, N.A.              GMAC Mortgage Corporation
11000 Broken Land Parkway                     100 Witmer Road
Columbia, Maryland  21044                     Horsham, Pennsylvania  19044

Financial Security Assurance Inc.


Attention:
______________________________________
(GMACM Mortgage Pass-Through Certificates,
Series 2000-J3)

Attention:  Residential Asset Mortgage Products, Inc., Series 2000-J3

          Re: Custodial Agreement dated as of September 27, 2000, by and among Wells Fargo Bank Minnesota, N.A., as Trustee, GMAC Mortgage Corporation, as Servicer, and Escrow Bank USA, as Custodian

Ladies and Gentlemen:

               In accordance with Section 2.2 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original lost note affidavit with a copy of the related Mortgage Note, if available) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received to the extent required in
Section 2.01(b) of the Pooling Agreement, subject to the provisions of Section 2.01(c) of the Pooling Agreement, and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized terms used herein that are not otherwise defined shall have the meanings assigned thereto in the above-captioned Custodial Agreement.

                                                   ESCROW BANK USA, as Custodian



                                                   By:________________________
                                                Name:
                                                Title:

                                    EXHIBIT O

                           FORM OF FINAL CERTIFICATION

________, 2000



Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland  21044

Financial Security Assurance Inc.


Attention:
________________________________
(GMACM Mortgage Pass-Through Certificates,
Series 2000-J3)

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Attention:  Residential Asset Mortgage Products, Inc., Series 2000-J3

               Re: Custodial Agreement dated as of September 27, 2000, by and among Wells Fargo Bank Minnesota, N.A., as Trustee, GMAC Mortgage Corporation, as Servicer, and Escrow Bank USA, as Custodian

Ladies and Gentlemen:

               In accordance with the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative
Loan):

(i) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the Seller, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "___________, successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "__________formerly known as [previous name]";

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii)The original of any guarantee executed in connection with the Mortgage Note, if applicable;

(iv) Any rider or the original of any modification agreement executed in connection with the related Mortgage Note or Mortgage, with evidence of recording if required by applicable law;

(v) Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment or Assignments of the Mortgage (which may be included in a blanket assignment or assignments) from the Seller to "Wells Fargo Bank Minnesota, N.A., as Trustee under that certain Pooling and Servicing Agreement dated as of September 27, 2000, for GMACM Mortgage Pass-Through Certificates, Series 2000-J3" c/o the Servicer at an address specified by the Servicer, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by " , successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by " formerly known as [previous name]";

(vi) Originals of all intervening assignments of mortgage, which together with Mortgage shows a complete chain of title from the originator to the Seller (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon;

(vii)The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured, (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally or
     (iii) other evidence of title insurance acceptable to Fannie Mae or Freddie Mac, in accordance with the Fannie Mae Seller/Servicer Guide or Freddie Mac Seller/Servicer Guide, respectively;

(viii)   A certified true copy of any power of attorney, if applicable; and

(ix) Originals of any security agreement, chattel mortgage or the equivalent executed in connection with the Mortgage, if any;

and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Seller;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)      The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Seller as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    ESCROW BANK USA, as Custodian


                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT P

                            FINANCIAL SECURITY POLICY
                                 (See attached)